SECURITIES AND EXCHANGE COMMISSION



             Washington, D.C.  20549



                            FORM 8-K
                         CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 14, 1996


                 Family Bargain Corporation
(Exact Name of Registrant as Specified in Charter)


  Delaware                    0-16309          51-0299573
(State or Other Jurisdiction (Commission          (IRS Employer
of Incorporation)           File Number)           Identification
No.)


315 East 62nd Street, 6th Fl., New York, NY            10021
(Address of Principal Executive Offices)            (Zip Code)




Registrant's telephone number, including area code    (212) 980-
9670



(Former Name or Former Address, if Changed Since Last Report )


Item 5.   Other Events

     On March 14, 1996, Family Bargain Corporation (the "Company") sold 726,000 shares of Series A 9-1/2% Cumulative Convertible Preferred Stock (the "Shares") at $4 7/8 per share in an offshore offering (the "Offering") in accordance with Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"). The Company received net proceeds of $3,220,717.50, after commissions to Commonwealth Associates (the "Placement Agent") in the amount of $318,532.50 (9% of the Offering), but before other expenses of the Offering. As additional compensation in connection with the Offering, the Company issued to the Placement Agent and its designees five-year warrants to purchase up to an aggregate of 181,500 shares of the Company's Common Stock at an exercise price of $1.875 per share.

     The Company intends to use the net proceeds of the Offering for working capital and general corporate purposes, including the increased working capital requirements created by the addition of 29 stores through the acquisition of Factory 2-U, Inc. in November 1995.

       The Shares are being held by an escrow agent until April 24, 1996, the end of the 40 day Restricted Period under Regulation S. In addition, pursuant to certain lockup agreements between each purchaser, the Placement Agent and the Company, the Shares may not be transferred prior to June 13, 1996 without the written consent of the Placement Agent.

Item 7(c).     Exhibits

     1. Confidential Private Offshore Offering Memorandum dated March 6, 1996.

     2.   Confidential Preliminary Private Offshore Offering
          Memorandum dated February 16, 1996.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 19, 1996


                                   FAMILY BARGAIN CORPORATION
                                   By: /s/ John A. Selzer
                                   Name: John A. Selzer
                                   Title: President and
                                    Chief Executive Officer


            PRELIMINARY CANADIAN OFFERING MEMORANDUM
                    Dated February 16, 1996


            This Preliminary Canadian Offering Memorandum constitutes an offering of the securities described herein only in those jurisdictions and to those persons where and to whom they may be lawfully offered for sale, and therein only by persons permitted to sell such securities. The information contained herein is subject to completion or amendment. This Preliminary Canadian Offering Memorandum is not, and under no circumstances is to be construed as, an advertisement or a public offering of the securities described herein in Canada. No securities commission or similar authority in Canada has reviewed or in any way passed upon this document or the merits of the securities described herein, and any representation to the contrary is an offense.



                   FAMILY BARGAIN CORPORATION




            Private Placement in Canada of Shares of
     Series A 9-1/2% Cumulative Convertible Preferred Stock






                   Price:  US$ ___ per Share



The Offering

           The shares of Series A 9-1/2% Cumulative Convertible Preferred Stock, par value US$0.01 per share (the "Series A Convertible Preferred Stock"), being offered hereby are part of an offering (the "Offering") of up to 766,000 shares of Series A Convertible Preferred Stock by Family Bargain Corporation (the "Company"), a Delaware corporation. Included in this Preliminary Canadian Offering Memorandum and forming a part hereof is the full text of the preliminary private placement memorandum (the "Confidential Private Offshore Offering Memorandum") regarding the Offering being made outside the United States. A final Canadian Offering Memorandum will be delivered to each Canadian purchaser which will contain the full text of the final Confidential Private Offshore Offering Memorandum. The Offering in Canada is being made solely by the final Canadian Offering Memorandum and any decision to purchase shares of Series A Convertible Preferred Stock should be based solely on the information contained herein. No person has been authorized to give any information or to make any representations other than those contained herein.

      The Offering in Canada is being made solely in the Province of Ontario.

Resale Restrictions

           The distribution of shares of Series A Convertible Preferred Stock in the Province of Ontario is being made on a private placement basis. Accordingly, any resale of shares of Series A Convertible Preferred Stock or the shares of common stock (the "Common Stock") into which the shares of Series A Convertible Preferred Stock are convertible must be made in accordance with an exemption from the registration and prospectus requirements of applicable securities laws of the Province of Ontario. Purchasers of shares of Series A Convertible Preferred Stock are advised to seek legal advice prior to any resale of shares of Series A Convertible Preferred Stock or shares of Common Stock.

Representation and Agreement by Purchasers

           Confirmations of the acceptance of offers to purchase any shares of Series A Convertible Preferred Stock will be sent to purchasers in the Province of Ontario who have not withdrawn their offers to purchase prior to the issuance of such confirmations. Each purchaser of shares of Series A Convertible Preferred Stock in the Province of Ontario who receives a purchase confirmation will, by the purchaser's receipt thereof, be deemed to represent to the Company and the dealer from whom such purchase confirmation is received that such purchaser is entitled under applicable securities laws of the Province of Ontario to purchase such shares of Series A Convertible Preferred Stock without the benefit of a prospectus qualified under such securities laws.

Certain Canadian Income Tax Considerations

           The following summary is a general discussion of the material Canadian federal income tax considerations generally applicable to a purchaser of Series A Convertible Preferred Stock pursuant to the final Canadian Offering Memorandum (a "Canadian Holder") who, for the purposes of the Income Tax Act (Canada) (the "Tax Act"), is resident in Canada, deals at arm's length with the Company and holds Series A Convertible Preferred Stock and, if acquired, Common Stock, as capital property. Certain "financial institutions", including banks, trust companies, insurance corporations, registered securities dealers, corporations controlled by one or more such financial institutions and trusts and partnerships more than 50% of the fair market value of the interests in which are held by one or more such financial institutions will generally be precluded from treating the Series A Convertible Preferred Stock or Common Stock as capital property. This summary assumes that the Company will not be a "foreign affiliate" of any Canadian Holder. In general, the Company will be a "foreign affiliate" of a Canadian Holder if the Canadian Holder (i) holds 1% or more of the outstanding shares of any class of capital stock of the Company, and (ii) alone or together with related persons holds 10% or more of the outstanding shares of any class of capital stock of the Company.

           This summary is based on the current provisions of the Tax Act and the regulations thereunder, all specific proposals to amend the Tax Act and the regulations announced or released by the Minister of Finance, Canada prior to the date hereof and the published administrative practices of Revenue Canada, Customs, Excise and Taxation ("Revenue Canada"). This summary does not otherwise take into account or anticipate any changes in law whether by judicial, governmental or legislative decision or action, nor does it take into account provincial, territorial or foreign income tax considerations which may differ from the Canadian federal income tax considerations described herein.

           This summary is not exhaustive of all federal income tax considerations that may be relevant to a particular holder of Series A Convertible Preferred Stock and, if acquired, Common Stock, having regard to the holder's particular circumstances nor does it address the federal income tax considerations relevant to certain types of holders who may be subject to special treatment under the Tax Act. This summary is not intended to be, and should not be interpreted as, legal or tax advice to any particular holder of Series A Convertible Preferred Stock and, if acquired, Common Stock, and no representation with respect to the income tax consequences to any particular holder is made. Accordingly, prospective purchasers of Series A Convertible Preferred Stock should consult their own tax advisors with respect to their individual circumstances.

           All amounts relating to the acquisition, holding or disposition of Series A Convertible Preferred Stock or Common
Stock must be converted into Canadian dollars for the purposes of the Tax Act and the regulations thereunder.

Dividends

           Dividends  received by a Canadian Holder on  Series  A
Convertible Preferred Stock or Common Stock will be included in such holder's income for the purposes of the Tax Act.

Conversions of Series A Convertible Preferred Stock

           The conversion of Series A Convertible Preferred Stock into Common Stock will not constitute a disposition for purposes of the Tax Act, and accordingly, will not result in a capital gain or a capital loss. The Canadian Holder's aggregate cost of Common Stock acquired on a conversion of Series A Convertible Preferred Stock will be equal to the Canadian Holder's adjusted cost base of such Series A Convertible Preferred Stock immediately before the conversion. Under the current administrative practices of Revenue Canada, a Canadian Holder who, upon conversion of Series A Convertible Preferred Stock, receives cash not in excess of $200 in lieu of a fraction of a Common Stock, may either treat this amount as proceeds of disposition of a portion of a Series A Convertible Preferred Stock or, alternatively, reduce the adjusted cost base of the Common Stock received on the conversion by the amount of the cash received. If a Canadian Holder chooses to recognize a disposition of a portion of a Series A Convertible Preferred Stock, such holder may realize a capital gain or a capital loss.

Disposition  of Series A Convertible Preferred Stock  and  Common
Stock

           On the disposition of Series A Convertible Preferred Stock or Common Stock (on a redemption or otherwise), a Canadian Holder will realize a capital gain (or a capital loss) to the extent that the proceeds of disposition exceed (or are less than) the aggregate of the Canadian Holder's adjusted cost base of such stock and any costs of disposition. Three-quarters of any such capital gain (a "taxable capital gain") will be included in the Canadian Holder's income and three-quarters of any such capital loss will be deductible from taxable capital gains in accordance with the rules in the Tax Act.

Foreign Tax Credits

           Subject to certain limitations, a Canadian Holder may be entitled to claim a credit or a deduction in computing the Canadian Holder's Canadian income tax liability for any United States withholding or other income tax payable by the Canadian Holder in respect of dividends received on, or any gain realized on a disposition of, Series A Convertible Preferred Stock or Common Stock.

Deferred Income Plans

          The Series A Convertible Preferred Stock and the Common
Stock will be "foreign property" for the purposes of the tax imposed on deferred income plans under Part XI of the Tax Act.

Enforcement of Legal Rights

           Since the Company is organized under the laws of the State of Delaware, the directors and officers of the Company reside outside Canada and all of the assets of the Company are located outside Canada, it may not be possible for purchasers of shares of Series A Convertible Preferred Stock to enforce against the Company in Canada judgments obtained in Canadian courts. It may not be possible for purchasers of shares of Series A Convertible Preferred Stock to enforce against the Company in the United States, in original actions or in actions for enforcement of judgments of Canadian courts, civil liabilities predicated solely upon securities laws of the Province of Ontario, including the contractual rights of action described under "Rights of Action for Damages or Rescission" below.

Rights of Action for Damages or Rescission

           The following contractual rights of action for damages or rescission shall be available to purchasers of the shares of Series A Convertible Preferred Stock offered hereby resident in the Province of Ontario.

           Ontario. If the final Canadian Offering Memorandum, together with any amendment thereto, contains an untrue statement of a material fact or omits to state a material fact that is required to be stated or is necessary in order to make any statement therein not misleading in the light of the circumstances in which it was made (herein called a "misrepresentation") and it was a misrepresentation on the date of purchase, purchasers in the Province of Ontario to whom the final Canadian Offering Memorandum was sent or delivered and who purchase shares of Series A Convertible Preferred Stock shall have a right of action against the Company for rescission (while still the owner of such shares of Series A Convertible Preferred Stock) or, alternatively, for damages, exercisable on written notice given not more than 90 days subsequent to the date of purchase, provided that the Company will not be liable:

                     (a)   if the purchaser purchased such shares
               of Series A Convertible Preferred Stock with knowledge of the misrepresentation;

                     (b)   for all or any portion of any  damages
               that it proves do not represent the depreciation in value of such shares of Series A Convertible Preferred Stock as a result of the misrepresentation; and

                     (c)   for amounts in excess of the price  at
               which   such   shares  of  Series  A   Convertible
               Preferred Stock were sold to the purchaser.

           The foregoing summary is subject to the express provisions of the Securities Act (Ontario) and the rules and regulations thereunder and reference is made thereto for the complete text of such provisions. The contractual rights discussed above will be provided to purchasers in their purchase confirmations. The rights discussed above are in addition to and without derogation from any other right or remedy which purchasers may have at law.





 CONFIDENTIAL PRELIMINARY PRIVATE OFFSHORE OFFERING MEMORANDUM


                   FAMILY BARGAIN CORPORATION
                Offering Of Up To 766,000 Shares
   of Series A 9-1/2% Cumulative Convertible Preferred Stock
                 Minimum Subscription $100,000

         500,000 Share Minimum - 766,000 Share Maximum

Family Bargain Corporation (the "Company") is offering for sale to persons who are not "U.S. persons," as that term is defined in Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"), a minimum of 500,000 and a maximum of 766,000 shares (the "Shares") of the Company's Series A 9-1/2% Cumulative Convertible Preferred Stock, $.01 par value per share (the "Series A Convertible Preferred Stock"), at $__ per share (equal to __% of the closing bid price for the Series A Convertible Preferred Stock on the Nasdaq SmallCap Market on February __, 1996) (the "Offering"). Commonwealth Associates (the "Placement Agent") has agreed to act as placement agent for the Company in connection with the Offering. Shares of Series A Convertible Preferred Stock are convertible, at the option of the holders thereof, at a conversion price of $3.719 per share of Common Stock (so that each share of Series A Convertible Preferred Stock is convertible into 2.689 shares of Common Stock). The outstanding shares of Series A Convertible Preferred Stock and Common Stock are currently quoted on the Nasdaq
SmallCap Market under the symbols "FBARP" and "FBAR," respectively. The outstanding shares of Common Stock are also listed on the Chicago Stock Exchange under the symbol "FBAR." On February 15, 1996, the closing per share bid prices for the Series A Convertible Preferred Stock and the Common Stock, as reported by Nasdaq, were $5 7/8 and $1 19/32, respectively.

The  information  contained herein is subject  to  completion  or
amendment.   A  final  offering  memorandum  containing   pricing
information will be delivered to investors before the closing of this Offering.

The Shares are being offered on a "best efforts" basis by the Placement Agent. All proceeds received by the Company from subscribers for the Shares offered hereby will be deposited by the Placement Agent in a special non-interest bearing bank account. If at least 500,000 of the Shares offered hereby (the "Minimum Financing") have not been subscribed for by the close of business on March 8, 1996 (or March 29, 1996, if the offer shall have been extended by the Placement Agent and the Company) (the "Termination Date"), all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest. If subscriptions for 766,000 of the Shares (the "Maximum Financing") are received or, at the Company's discretion, if subscriptions for the Minimum Financing (but less than the Maximum Financing) are received, on or prior to the Termination Date, the closing (the "Closing") will be held as soon as practicable after receipt of such subscriptions or such determination by the Company, and the funds held in the special account will be turned over to the Company. If the Company determines not to close in the event that subscriptions for less than the Maximum Financing are received, all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest, as soon as practicable following such determination. See "Terms of the Offering."

THE  SHARES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEG
REE
                  OF RISK. SEE "RISK FACTORS"

  THE SHARES ARE BEING OFFERED HEREBY OUTSIDE THE UNITED STATES
       IN RELIANCE ON REGULATION S UNDER THE UNITED STATES
         SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

     THE SHARES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE ACT OR WITH ANY SECURITIES REGULATORY
AUTHORITY OF ANY JURISDICTION. THE SHARES SOLD HEREUNDER MAY NOT
                BE OFFERED OR SOLD IN THE UNITED
  STATES OR TO "U.S. PERSONS" DURING THE RESTRICTED PERIOD SET
                              FORTH
 IN SECTION 903 OF REGULATION S UNLESS THE SHARES ARE REGISTERED
       UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION
        REQUIREMENTS OF THE ACT IS AVAILABLE. FOR CERTAIN
         RESTRICTIONS ON RESALE, SEE "GENERAL CONDITIONS
                        OF REGULATION S".

                    Commonwealth Associates

       The date of this Memorandum is February 16, 1996.
THE SHARES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION S PROMULGATED THEREUNDER. THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA ("U.S.") OR TO OR FOR THE BENEFIT OR ACCOUNT OF U.S. PERSONS UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. THE SALE, TRANSFER OR OTHER DISPOSITION OF ANY SHARES PURCHASED PURSUANT HERETO IS RESTRICTED BY APPLICABLE SECURITIES LAWS.

THIS MEMORANDUM HAS NOT BEEN REVIEWED, APPROVED OR DISAPPROVED, NOR HAS THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON, BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR SECURITIES ADMINISTRATOR OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION CONTAINED IN THIS MEMORANDUM IS BEING FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR SUCH INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR EXPRESS PERMISSION OF THE COMPANY, SUCH PERSON WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS MEMORANDUM FOR ANY PURPOSE OTHER THAN AN EVALUATION OF A POTENTIAL INVESTMENT IN THE SHARES AND, IN THE EVENT ANY SUCH PROSPECTIVE INVESTOR ELECTS NOT TO INVEST, SUCH PERSON WILL RETURN THIS MEMORANDUM TO THE COMPANY.

THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR TO ALLOT ANY SUBSCRIBER LESS THAN THE NUMBER OF SHARES SUBSCRIBED FOR.

THE PRICE OF THE SHARES OFFERED HEREBY HAS BEEN DETERMINED BY NEGOTIATION BETWEEN THE COMPANY AND THE PLACEMENT AGENT, BASED IN PART ON THE MARKET PRICE FOR THE COMMON STOCK, AND DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL PERFORMANCE OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

OFFEREES MAY, IF THEY SO DESIRE, MAKE INQUIRIES OF THE COMPANY WITH RESPECT TO THE COMPANY'S BUSINESS OR ANY OTHER MATTERS RELATING TO THE COMPANY AND AN INVESTMENT IN THE SHARES OFFERED HEREBY, AND MAY OBTAIN ANY ADDITIONAL INFORMATION WHICH SUCH
PERSONS DEEM TO BE NECESSARY IN CONNECTION WITH MAKING AN INVESTMENT DECISION IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY DOCUMENTS WHICH AN OFFEREE WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE OFFEREE'S AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SHARES OFFERED HEREUNDER OR OTHERWISE AS REQUESTED BY THE COMPANY. ANY SUCH REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY, ADDRESSED AS FOLLOWS: FAMILY BARGAIN CORPORATION, 315 EAST 62ND STREET, 6TH FLOOR, NEW YORK, NY 10021, OR BY
TELEPHONE  (212)  980-9670,  ATTENTION:  JOHN  A.  SELZER,  CHIEF
EXECUTIVE OFFICER.

NO PERSON, OTHER THAN AS PROVIDED FOR HEREIN, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM IN CONNECTION WITH THE OFFER BEING MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED OR GIVEN BY THE COMPANY OR THE PLACEMENT AGENT.

THIS  MEMORANDUM  DOES NOT CONSTITUTE AN OFFER  TO  SELL  OR  THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO.

THE INFORMATION PRESENTED HEREIN WAS PROVIDED BY THE COMPANY AND IS BEING FURNISHED BY THE PLACEMENT AGENT SOLELY FOR THE USE OF PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. THE PLACEMENT AGENT HAS NOT CONDUCTED ANY INDEPENDENT INVESTIGATION WITH RESPECT TO THE INFORMATION CONTAINED IN THIS MEMORANDUM AND MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE
ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE MEMORANDUM, AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY FOR ANY INFORMATION CONTAINED HEREIN.

IT IS THE RESPONSIBILITY OF ANY PERSON OR ENTITY WISHING TO PURCHASE THE SHARES TO SATISFY HIMSELF, HERSELF OR ITSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASES, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

PROSPECTIVE INVESTORS MAY NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, INVESTMENT OR TAX ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR ADVISORS AS TO LEGAL, INVESTMENT, TAX AND RELATED MATTERS CONCERNING AN INVESTMENT BY SUCH PROSPECTIVE INVESTORS IN THE COMPANY.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION BELIEVED BY THE COMPANY TO BE RELIABLE. NO WARRANTY CAN BE MADE THAT CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE SUCH INFORMATION WAS SUPPLIED. THIS MEMORANDUM CONTAINS SUMMARIES OF CERTAIN PROVISIONS OF DOCUMENTS RELATING TO THE PURCHASE OF THE SHARES OR RELATING TO THE COMPANY, AS WELL AS SUMMARIES OF VARIOUS PROVISIONS OF RELEVANT STATUTES AND REGULATIONS. SUCH SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, STATUTES AND REGULATIONS, WHICH ARE AVAILABLE UPON REQUEST.
                     JURISDICTIONAL NOTICES


NOTICE TO RESIDENTS OF ALL JURISDICTIONS:

           THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF
THE ACT IS AVAILABLE. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION IN ANY JURISDICTION OR ANY REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FOR GREAT BRITAIN RESIDENTS ONLY:

           NO PERSON MAY OFFER OR SELL THESE SHARES IN GREAT BRITAIN BY MEANS OF ANY DOCUMENT EXCEPT TO PERSONS WHOSE ORDINARY BUSINESS IT IS TO BUY OR SELL SECURITIES, WHETHER AS PRINCIPAL OR AGENT (EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC WITHIN THE MEANING OF THE COMPANIES ACT OF 1985 OF GREAT BRITAIN) AND, UNLESS SUCH PERSON IS A PERSON PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF GREAT BRITAIN, IT WILL NOT DISTRIBUTE THIS OFFERING CIRCULAR AND ANY OTHER OFFERING MATERIAL IN RESPECT OF ANY PROPOSED OFFER OR SALE OF THESE SHARES IN OR FROM GREAT BRITAIN OTHER THAN TO PERSONS WHOSE BUSINESS INVOLVES THE ACQUISITION AND DISPOSAL, OR THE HOLDING, OF SECURITIES, WHETHER AS PRINCIPAL OR AS AGENT.

FOR RESIDENTS OF CANADA ONLY:

            SEE  THE  PRELIMINARY  CANADIAN  OFFERING  MEMORANDUM
SUPPLEMENT  ATTACHED HERETO. IF THE SUPPLEMENT  BECOMES  DETACHED
FROM  THIS MEMORANDUM, PLEASE CONTACT THE PLACEMENT AGENT  FOR  A
REPLACEMENT COPY.
               GENERAL CONDITIONS OF REGULATION S

           The  Securities being offered hereby  are  being  sold
pursuant to an exemption under the Act in accordance with Regulation S. In accordance with Regulation S, the offer and/or sale of securities must be made in an "offshore transaction" and no "directed selling efforts" may be made in the United States. In addition to the foregoing, offers and sales of the Shares are subject to certain transaction restrictions and offering restrictions during a 40 day period commencing on the later of
(i) the date the Shares are first offered to persons other than distributors or (ii) the date of the final closing of this offering (the "Restricted Period"). The "offering restrictions" require (i) each distributor (and all other persons who receive remuneration in respect of the Shares sold during the Restricted Period) to agree in writing to make all offers and sales of Shares during the Restricted Period only in accordance with Regulation S or an exemption under the Act or pursuant to a registration statement and (ii) offering materials and documents (other than press releases) used during the Restricted Period to disclose that the Shares are not registered under the Act and that the Shares cannot be offered or sold to U.S. persons or in the United States during the Restricted Period unless the Shares are registered or an exemption from registration is available. The "transaction restrictions" require that, during the Restricted Period: (i) each distributor selling the Shares to a distributor, dealer or a person receiving a selling concession confirm to the purchaser that the purchase is subject to the same restrictions on offers and sales that apply to a distributor and
(ii) offers and sales of the Shares may not be made to a U.S. person or for the account or benefit or a U.S. person (other than a distributor).

     In addition to the restrictions imposed by Regulation S, the Shares offered hereby will not be transferable for 90 days following the Closing of this Offering except with the prior written consent of the Placement Agent. See "Terms of the Offering."
                       TABLE OF CONTENTS




                                                             Page

SUMMARY                                                         8

    The Company                                                8

    The Offering                                              14

PRICE RANGE OF COMMON AND PREFERRED STOCK                      17

RISK FACTORS                                                   19

DIRECTORS AND SENIOR MANAGEMENT                                24

TERMS OF THE OFFERING                                          28

DESCRIPTION OF SECURITIES                                      30

CERTAIN U.S. TAX CONSEQUENCES TO NON-UNITED STATES HOLDERS     38

AVAILABLE INFORMATION                                          41



                              EXHIBIT A -    PRESS RELEASES DATED
                              FEBRUARY 1, 1996, JANUARY  4,  1996
                              AND  NOVEMBER  30,  1995  REGARDING
                              REVENUES  AND COMP STORE SALES  FOR
                              THE   MONTHS   OF   JANUARY   1996,
                              DECEMBER 1995 AND NOVEMBER 1995 AND
                              FOR  THE  FOURTH QUARTER OF  FISCAL
                              1996  (THREE  MONTHS AND  THE  YEAR
                              ENDED JANUARY 27, 1996).

                              EXHIBIT  B  -    ANNUAL  REPORT  ON
                              FORM  10-K AND 10-K/A FOR THE  YEAR
                              ENDED JANUARY 28, 1995

                              EXHIBIT C -    QUARTERLY REPORT  ON
                              FORM  10-Q  FOR  THE  THREE  MONTHS
                              ENDED OCTOBER 28, 1995

                              EXHIBIT  D  -    CURRENT REPORT  ON
                              FORM 8-K, AS AMENDED BY FORM 8-K/A,
                              EACH DATED NOVEMBER 28, 1995.

                              EXHIBIT    E    -      SUBSCRIPTION
                              AGREEMENT
                            SUMMARY

           The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information, exhibits and financial statements, including the notes thereto, appearing elsewhere in this Memorandum and the attached Exhibits. Each prospective investor should read this Memorandum in its entirety prior to making an investment in the securities offered hereby.


                          The Company

Introduction

           Family Bargain Corporation (the "Company") is a New York-based holding company which, through its two operating subsidiaries, General Textiles and Factory 2-U, Inc. ("Factory 2-U"), operates 131 off-price retail stores in seven western states. General Textiles' 102 stores operate under the name "Family Bargain Center" and Factory 2-U's 29 stores operate under the name "Factory 2-U." The Company purchased Factory 2-U in November 1995.


Business

           The Company's stores sell primarily first quality, in-season clothing for men, women, and children and housewares at discounted prices that are substantially lower than those of major discount retailers and other regional off-price chains. The stores' merchandise is targeted to the low income consumer. The stores' primary customers are families with annual household income of under $25,000, a significant portion of whom are of Hispanic origin. The stores are located primarily in strip shopping centers, where occupancy costs are most favorable. As of January 31, 1996, store locations were as follows:

   STATE          STRIP       DOWNTOWN       OTHER       TOTAL
                 CENTER
California            47             14           8          69
Arizona               28              4           0          32
Washington             2              3           2           7
New Mexico             6              0           1           7
Nevada                 6              0           0           6
Oregon                 7              0           1           8
Texas                  2              0           0           2
TOTAL                 98             21          12         131


            Stores typically employ one store manager, two assistant store managers, and seven to ten sales associates, most of whom are part-time employees. New store managers are trained in all aspects of store operations through a Management Training Program either at the Company's San Diego training center or on location at stores. The average compensation for store managers is approximately $28,000, including a bonus of $2,000. Experienced assistant store managers are often promoted to fill open manager positions. Other store personnel are trained on site.

           Management believes that the Company's store opening and operating costs are low compared to those of other retailers due to the selection of low rent store locations, a self-service format, use of basic fixtures and use of part-time employees whenever possible. Stores are generally located in previously occupied sites leased on terms which Management believes are more favorable than those available for newly constructed facilities. Store sites are selected based on demographic analysis of the market area, sales potential, local competition, occupancy expense, operations fit and proximity to existing store locations. Store operating preparations generally take up to two weeks. Typical new store opening expenses for fixtures, leasehold improvements and grand opening are approximately $90,000. Initial inventory investment for an average new store is approximately $200,000.

           The average Family Bargain Center store contains approximately 11,000 square feet with 9,000 square feet devoted to selling floor, while the average Factory 2-U store contains approximately 16,000 square feet with 13,500 square feet of selling floor. The following provides a breakdown of the merchandise mix in the respective chains:

                                   Family    Factory 2-
                                   Bargain        U
                                   Center
Ladies Ready-to-wear                     30%         20%
Menswear                                 30%         20%
Children's (Boys, Girls,                 30%         20%
Infants & Toddlers)
Footwear                                  5%          4%
Domestics                                 5%         22%
Housewares                                 -          8%
Toys and Miscellaneous                     -          6%

           The Company's stores average approximately $190 of sales per square foot of selling space per year. This high per square foot volume, in conjunction with their occupancy costs, allows the stores to operate at an occupancy cost consistently below five percent of sales.

Merchandising

           The  Company's  merchandise strategy  emphasizes  high
inventory  turnover to maximize cash flow and minimize markdowns,
thus  allowing it to maintain lower initial mark-ups.   Inventory
turnover for the past four fiscal years are shown below:

F.Y. ended 1/93  5.5 turns
F.Y. ended 1/94  5.7
F.Y. ended 1/95  5.8
F.Y. ended 1/96  5.6

           The Company's buying strategy emphasizes purchases of manufacturers' over-runs, close-outs and cancellations of orders placed by major discount retailers, at prices which are generally 30% to 50% below normal wholesale. The buying staff consists of 12 full-time buyers who maintain a constant presence in the market and who purchase merchandise from approximately 1,000 vendors. The Company's ability to purchase large quantities of surplus product has resulted in strong relationships with its vendors and a continuing supply of products for its stores. By purchasing its merchandise in-season, as opposed to the large discount retailers who generally purchase goods months in advance, the Company is better able to determine which products are popular in a particular season, thus minimizing markdown exposure.

          New merchandise is delivered to the Company's stores on average twice per week to encourage frequent shopping trips by its customers and to maximize the rate of inventory turn. As a result of its purchasing practices, store inventory may not always include a full range of colors, sizes and styles in a particular item. Management believes, however, that price, quality, and product mix are more important to the stores' customers than the availability of a specific item at a specific time.

Marketing

           The Company allocates approximately 3% of sales to advertising and marketing. Historically, the majority of the advertising budget has been devoted to radio (approximately 80%), both English and Hispanic, and to a lesser extent, to television (approximately 10%), and the balance to print and in-store promotion. In the middle of the 1996 fiscal year, management initiated a major shift of its advertising program with the development of full-color inserts showing photographs of store merchandise, which are delivered to the consumer as newspaper inserts and through direct-mail promotion. This new advertising approach has attracted a new and broader customer base into the stores, and contributed to significantly improved sales results in the Back-to-School and Christmas selling seasons. Same store sales, since the implementation of this new program in mid-1995, have generally outpaced the retail industry.


Purchasing

           The Company purchases merchandise from approximately 1,000 domestic manufacturers, jobbers, importers and other vendors. Payment terms are typically net 30 days. The Company continually adds new vendors and does not maintain long-term or exclusive purchase commitments or agreements with any vendor. The Company has generally not had difficulty locating and purchasing appropriate apparel for its stores. Management believes that there are a substantial number of additional sources of supply of first quality, off-price apparel goods and expects that it will be able to meet its increased inventory needs as the number of Company stores expands.

           Manufacturers ship goods directly to the Company's San Diego distribution center or, in the case of east coast vendors, to the Company through its east coast freight consolidator. Goods received at the Company's warehouse are shipped to the stores using independent trucking companies generally within two or three days of their arrival. The Company does not store goods from season to season at its warehouse.


Competition

            The Company's stores operate in a competitive marketplace. They compete with large discount retail chains such as Wal-Mart, K-Mart, Target and Mervyn's and with regional off-price chains, such as MacFrugal's. They also compete with independent and small chain retailers and flea markets (also known as "swap meets") which serve the same low and low-middle income market as the Company. Management believes that the principal competitive factors in the Company's markets are price, quality and site location and that the Company is well positioned to compete on the basis of these factors. In addition, management believes that the Company's ability to tailor its merchandising, marketing and advertising programs and store service to Hispanics and other ethnic groups provides the Company with an important competitive advantage. Many of the Company's stores are located within five miles of a Wal-Mart, K-Mart or Target store. Management believes that this competition draws increased consumer traffic to these areas and that a portion of this additional consumer traffic comparative shops and finds the Company's stores' pricing, merchandise and operating philosophy appealing.


Employees

            The Company employs approximately 2,790 persons, including 2,635 persons as store employees and field management, 1,896 of whom are part-time, 94 as executive and administrative employees, and 61 as warehouse employees. None of the employees of the Company is subject to any collective bargaining agreements and management considers its relations with its employees to be good.



Growth

           The Company expects to continue its strategy of controlled growth by continuing to open new stores in its existing markets. The current plan contemplates a growth rate in new stores of approximately 15% per year. The acquisition of the 29 store Factory 2-U chain in November 1995 provided the Company with the opportunity to add significant additional sales with comparatively low incremental general and administrative ("G&A") expenses. Buying, administrative, financial and operations functions of the Factory 2-U stores are managed by the Company's existing staff in San Diego and New York. The Company intends to pursue the potential acquisition of other comparable retail chains as opportunities arise.

           The Company has an ongoing program to renovate and relocate stores. A store is renovated when management believes that an improvement to the store's physical appearance will enhance sales. Store renovations include installing new fixtures, redesigning layout and refurbishing floors and walls.
Renovated stores have historically experienced increased sales, enabling the Company to rapidly recover renovation costs. A store is considered for relocation when a superior location becomes available in its market area. The average expenditure for a store renovation or relocation is typically $50,000.

Recent and Historical Financial Results

          Recent Unaudited Results

           For the three months ended October 28, 1995, the Company's most recently completed fiscal quarter (which does not include Factory 2-U results), the Company had revenues of $47.3 million compared with revenues of $39.3 million for the three months ended October 29, 1994 (a 20.1% increase). Net income from continuing operations in this period totaled $1.7 million, compared with net income from continuing operations of $1.1 million for the period ended October 1994 (a 50.0% increase). Net income in this period totaled $1.7 million, compared with net income of $1.0 million for the period ended October 1994 (a 72.5% increase). See Form 10-Q for the Period Ended October 28, 1995 attached hereto as Exhibit C.

          For the nine months ended October 28, 1995, the Company had revenues of $115.6 million compared with revenues of $99.3 million for the nine months ended October 1994 (a 16.3%
increase). The Company incurred a net loss from continuing operations of $2.0 million in this period compared with a net loss from continuing operations of $740,000 for the period ended October 1994 (a 177% increase). The Company incurred a net loss of $2.0 million in this period compared with net income of $4.5 million for the period ended October 1994 (which included an extraordinary gain of $5.7 million for the retirement of indebtedness). See Exhibit C.

           On February 1, 1996, the Company announced that sales (unaudited) for the month of January 1996 were $9.7 million, compared with $6.3 million for January 1995. January comp store sales (sales for stores operated by the Company both during January 1996 and January 1995, therefore excluding any Factory 2-U stores) increased 10.9%. Sales for the fourth quarter ended January 27, 1996 were approximately $64.2 million compared with approximately $47.1 million for the fourth quarter ended January 1995. Sales for the fiscal year ended January 27, 1996 totaled $179.9 million, compared to $146.5 million for the fiscal year ended January 1995, an increase of 22.8%. Comp store sales for the fiscal year ended January 1996 increased 2.8% over fiscal 1995. On January 4, 1996, the Company announced that sales (unaudited) for the month of December 1995 were $37.3 million, compared with $25.3 million for December 1994 (a 47.1% increase). December comp store sales (also excluding Factory 2-U stores) increased 9.2%. On November 30, 1995, the Company announced that sales (unaudited) for the month of November 1995 were $17.1 million, compared with $15.6 million for November 1994. November comp store sales (also excluding Factory 2-U stores) decreased 4.4%. The Press Releases relating to these announcements are attached hereto as Exhibit A.

          Audited Historical Results

           The Company incurred a net loss from continuing operations of $0.3 million for its fiscal year ended January 1995. Net income, including losses from discontinued operations and extraordinary gains, totalled $2.6 million for the fiscal year ended January 28, 1995.


Dividends

           The Company, subject to declaration by its Board of Directors, pays dividends on its Series A Convertible Preferred Stock quarterly, in cash, on April 30, July 31, October 31, and the last Friday in January of each year. The Company has paid each quarterly dividend (to date totaling $760,000 per quarter) since the original issuance of Series A Convertible Preferred Stock in July 1994. See "Risk Factors - Dividends; Dividend Coverage" and "Description of Securities - Series A Convertible Preferred Stock - Dividends."

           The Company's principal executive office is located at 315 East 62nd Street, New York, New York 10021 and its telephone number is (212) 980-9670. The principal executive office of General Textiles and Factory 2-U is located at 4000 Ruffin Road, San Diego, California 92123 and its telephone number is (619) 627-1800.
                          The Offering


Securities Offered                 A  maximum  of 766,000  shares
                                   and   a   minimum  of  500,000
                                   shares of Series A Convertible
                                   Preferred Stock.

Offering Price                     $__ per share (equal to __% of
                                   the  closing bid price for the
                                   Series A Convertible Preferred
                                   Stock  on  the Nasdaq SmallCap
                                   Market on February __, 1996)

Shares Outstanding
                                   Prior to the      Following the
                                     Offering          Offering
Common Stock1                           4,008,310          4,008,310
Series A Convertible Preferred          3,260,000          4,026,000
Stock2,3,5
Shares of Series A Convertible
Preferred Stock Offered                                      766,000
Hereby3,5
Common Stock issuable upon
conversion of outstanding Series
A Convertible Preferred                 8,765,470         10,825,086
Stock2,4,5
Common Stock, assuming                 12,773,780         14,833,396
conversion of Series A
Convertible Preferred
Stock1,2,4,5
Common Stock, on a fully-diluted       14,832,608         16,892,224
basis1,2,5,6
Registration Rights                The  purchasers of the  Shares
                                   in  the  Offering are entitled
                                   to  registration rights  under
                                   certain   circumstances.   See
Use of Proceeds                    "Plan of Distribution."

                                   The   net  proceeds   to   the
                                   Company from the sale  of  the
                                   Shares  will  be approximately
                                   $____________ if  the  maximum
                                   number   of   Shares   offered
                                   hereby     are    sold     and
                                   $____________ if  the  minimum
                                   number   of   Shares   offered
                                   hereby    are   sold,    after
                                   deduction  of Placement  Agent
                                   commissions  but before  other
                                   fees   and  expenses  of  this
                                   offering.  The Company intends
                                   to use the net proceeds of the
                                   Offering  for working  capital
                                   and      general     corporate
                                   purposes,    including     the
                                   increased   working    capital
                                   requirements  created  by  the
                                   addition of 29 stores  through
                                   the acquisition of Factory 2-U
                                   in  November 1995. See "Use of
                                   Proceeds."

Restrictions on Transfer           The offering of the Shares has
                                   not  been registered under the
                                   Act  and the Shares are  being
                                   offered  in reliance upon  the
                                   exemption  under Regulation  S
                                   promulgated  under  the   Act.
                                   Sales  of the Shares  will  be
                                   made   only   to  non-   "U.S.
                                   Persons,"  as  such  term   is
                                   defined in Regulation S  under
                                   the   Act.    Investors   will
                                   receive    the    certificates
                                   representing their  shares  on
                                   the  41st  day  following  the
                                   Closing  of the Offering  (the
                                   conclusion  of  the   40   day
                                   "Restricted Period").   During
                                   the   Restricted  Period,  the
                                   shares will be held by a  non-
                                   U.S.  Escrow Agent in the form
                                   of    a   global   certificate
                                   consisting  of  all   of   the
                                   shares sold in the Offering.

                                   In     addition     to     the
                                   restrictions    imposed     by
                                   Regulation   S,   the   Shares
                                   offered  hereby  will  not  be
                                   transferable   for   90   days
                                   following the Closing of  this
                                   Offering except with the prior
                                   written   consent    of    the
                                   Placement Agent.  See "General
                                   Conditions  of  Regulation  S"
                                   and "Plan of Distribution."

Placement Agent                    Commonwealth   Associates   is
                                   acting  as Placement Agent  in
                                   connection  with the  sale  of
                                   the  Shares offered hereby and
                                   will  receive a commission  of
                                   nine percent (9%) of the gross
                                   proceeds from the sale of  the
                                   Shares,  warrants to  purchase
                                   Common       Stock,        and
                                   reimbursement of the Placement
                                   Agent's    legal   fees    and
                                   expenses (up to $75,000).  See
                                   "Directors     and      Senior
                                   Management"   and   "Plan   of
                                   Distribution."

Risk Factors                       The   Shares  offered   hereby
                                   involve substantial risks. See
                                   "Risk Factors."

           PRICE RANGE OF COMMON AND PREFERRED STOCK

           The Company's Common Stock and Series A Convertible Preferred Stock is traded over-the-counter and is listed on the
NASDAQ SmallCap Market. The Common Stock is also listed on the Chicago Stock Exchange. The table below sets forth certain information with respect to the high and low closing bid prices (rounded to the nearest hundredth) of the Company's Common Stock and Series A Convertible Preferred Stock during the twelve months ended January 28, 1995, the twelve months ended January 27, 1996 and the subsequent interim period, as quoted by NASDAQ. These quotations represent inter-dealer prices without retail markups, markdowns or commissions and may not represent actual transactions. They are also adjusted for a reverse stock split of the Common Stock which occurred in fiscal 1995.

                               Commo             Serie
                                 n                s A
                               Stock             Conve
                                                 rtibl
                                                   e
                                                 Prefe
                                                 rred
                                                 Stock
                               High   Low        High   Low
Year Ended January 28, 1995
First Quarter                  $7.69   $4.13
Second Quarter                 $5.63   $3.38     $10.5   $10.0
                                                     0       0
Third Quarter                  $3.69   $2.25     $10.5   $8.25
                                                     0
Fourth Quarter                 $3.50   $1.31     $9.62   $5.50

Year Ended January 27, 1996
First Quarter                  $1.81   $1.13     $6.75   $5.25
Second Quarter                 $1.25   $1.13     $6.25   $3.37
Third Quarter                  $1.75    $.87     $6.62   $4.50
Fourth Quarter                 $2.12    $.75     $6.62   $5.50

Year Ended January 25, 1997
First Quarter (through         $2.12   $1.59     $6.50   $5.87
February 15, 1996)

      The closing bid prices of the Common Stock and the Series A
Convertible Preferred Stock on February 15, 1996 as reported on the NASDAQ SmallCap Market were $1 19/32 per share and $5 7/8 per share, respectively.

      The Series A Cumulative Convertible Preferred Stock began trading on the NASDAQ National Market on July 14, 1994 and on the NASDAQ SmallCap Market in August 1995.

      Other  than  the Common Stock and the Series A  Convertible
Preferred Stock, none of the Company's issued and outstanding securities is publicly traded on any established securities market.

      As of January 31, 1996, the number of record holders of Common Stock and Series A Convertible Preferred Stock were approximately 342 and 91, respectively. These numbers do not include an indeterminate number of stockholders of theses securities whose shares are held by financial institutions in "street name." The Company believes there are substantially in excess of 308 beneficial holders of its Common Stock and 91 holders of its Series A Convertible Preferred Stock.
                          RISK FACTORS

An investment in the Series A Convertible Preferred Stock offered hereby involves substantial risks. Prospective investors should carefully consider the following risk factors, as well as all the other information set forth in this Memorandum and the Exhibits to this Memorandum, before purchasing any Series A Convertible Preferred Stock:

Historical Losses; No Assurance of Profitability. The Company incurred a net loss from continuing operations of $0.3 million for its fiscal year ended January 1995 and a net loss of $2.0 million for the nine months ended October 28, 1995. Net income (including losses from discontinued operations and extraordinary gains) was $2.6 million for the fiscal year ended January 28, 1995 and a $4.3 million net loss was incurred for the nine months ended October 28, 1995. There can be no assurance that the Company will operate profitably in the future. See "Summary - Recent and Historical Financial Results."

      The Company's operating subsidiaries are General Textiles and Factory 2-U. The Company acquired a majority interest (later increased to 100%) in General Textiles in December 1992 during the pendency of General Textiles' reorganization under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11 Reorganization"). Affiliates of the Company had acquired General Textiles in July 1993 from an investor group and immediately directed General Textiles to file for Chapter 11 Reorganization. On May 28, 1993, General Textiles' Reorganization Plan was declared effective and General Textiles emerged from Chapter 11 Reorganization. See "Certain Relationships and Related Transactions" in the Form 10-K attached as Exhibit B.

Company Cash Flow. The Company's operating subsidiaries are General Textiles and Factory 2-U. The Company does not, itself, operate any business. Accordingly, the Company relies on its cash reserves and payments from General Textiles and Factory 2-U to finance its ongoing operating expenses and pay its outstanding indebtedness and dividends on the Series A Convertible Preferred Stock.

      General Textiles finances its operations through credit provided by suppliers, borrowings under its $17.0 million working capital and equipment facility (the "GT Revolving Credit Facility") and internally generated cash flow. Factory 2-U finances its operations through credit provided by suppliers, borrowings under its $10.0 million working capital and equipment facility (the "F2U Revolving Credit Facility," and collectively with the GT Revolving Credit Facility, the "Revolving Credit Facilities") and internally generated cash flow.

     The Company receives payments from General Textiles pursuant to a tax sharing agreement, certain subordinated debt and a secured term note of General Textiles (which the Company owns and has pledged to the lender under the Revolving Credit Facilities (defined below)) and a management agreement. The General Textiles Reorganization Plan and certain of General Textiles' outstanding debt instruments (including the GT Revolving Credit Facility), restrict General Textiles from paying dividends or making other distributions to the Company, except under the instruments listed above, without the consent of certain holders of indebtedness. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Liquidity and Capital Resources" in Exhibits B and C.

     Payments by Factory 2-U to the Company are limited under the Factory 2-U Revolving Credit Facility to payments pursuant to a management agreement and a guaranty fee agreement, as well as a monthly overhead fee allocated based on the relative number of stores between General Textiles and Factory 2-U.

      Management believes that the Company will have sufficient funds during the current fiscal year ending January 1997, including funds received from General Textiles and Factory 2-U, to enable it to satisfy the dividend obligations for the Series A Convertible Preferred Stock, including the shares being offered hereby.

      Factory 2-U is the borrower under a $2.3 million loan secured by a mortgage on Factory 2-U's former corporate office and distribution center facility located in Nogales, Arizona (the "Nogales Mortgage"). The principal balance under the Nogales
Mortgage is due on February 28, 1996, unless extended. The Company is the guarantor under the Nogales Mortgage. Factory 2-U has requested an extension of the maturity date of the Nogales Mortgage and intends to refinance this obligation. Management believes that it can obtain such an extension and refinance such mortgage. However, there is no assurance that an extension will be granted or that the Company will be able to refinance this obligation, and the failure to obtain such an extension and refinancing could have an adverse impact on the Company's financial position.

      In January 1996, the Company settled a lawsuit commenced in 1993 by former owners of the Mandel-Kahn Industries, Inc. ("Mandel-Kahn"), which was purchased by the Company in 1992. Under the settlement (the "Mandel-Kahn Settlement"), a payment of $230,000 has been made, a five-year consulting agreement entered into with Joel Mandel providing for payments of $125,000 per year for three years and $187,500 for two years along with the issuance of 60,000 shares of the Company's Series A Convertible Preferred Stock, and an obligation to pay $1.0 million plus interest during 1996. The latter obligation is secured by 153,846 shares of Series A Convertible Preferred Stock. The
Company has the obligation to register these shares with the Commission and may sell such shares, with the proceeds of any such sale being used to reduce such indebtedness.

Dividends; Dividend Coverage. For the fiscal year ended January 28, 1995, the Company did not have sufficient earnings to pay the dividends on the then outstanding shares of Series A Convertible Preferred Stock, although dividends were paid out of a combination of that year's earnings and additional paid-in capital. The Company does not expect to have sufficient earnings to fully cover such dividend obligations solely out of earnings during the current fiscal year, although dividends are expected to be paid out of a combination of earnings or additional paid-in capital, or both. Based on the annual dividend rate of $.95 per share, dividend payments on the Series A Convertible Preferred Stock currently total $3.0 million per year and will, after completion of the Offering, total between $3.5 million (based on the Minimum Financing) and $3.7 million per year (based on the Maximum Financing). Accordingly, there can be no assurance that earnings during the current or future fiscal years and any additional paid-in capital will be sufficient to cover the payment of dividends.

      Dividends on the Series A Convertible Preferred Stock are payable quarterly if, as and when declared by the Board of Directors. The Company has never paid cash dividends on the Common Stock and does not anticipate paying cash dividends on the Common Stock in the foreseeable future.

Lender's  Lien  on  Assets  of Subsidiaries;  Guarantees  of  the
Company. The lender under the Revolving Credit Facilities and the holder of General Textiles' Secured Term Note (currently pledged to such lender) have been granted a security interest in all of the assets of General Textiles and Factory 2-U to secure General Textiles' and Factory 2-U's obligations thereunder. If General Textiles or Factory 2-U defaults on their respective obligations under these loans, the lender may foreclose upon the assets of the defaulting company, retain such assets or cause them to be sold in a public or private auction. General Textiles and Factory 2-U are also required to comply with certain financial and other covenants under the loan agreements, including limitations on capital expenditures. The Company is a guarantor of the indebtedness under the Revolving Credit Facilities as well as under the Nogales Mortgage. In the event of a default under either of the Revolving Credit Facilities, the Nogales Mortgage, or certain other liabilities of the subsidiaries of the Company guaranteed by the Company, the respective lenders will be entitled to look directly to the Company for payment as guarantor of such indebtedness. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Capital Resources" in Exhibits B and C.

Composition of General Textiles' Board; Rights of Creditors in Event of Non-Payment. In connection with the Reorganization Plan, General Textiles issued Subordinated Notes. The Subordinated Notes provide that if General Textiles fails to make certain minimum payments thereunder the holders of certain of the notes and the official creditors' committee appointed in connection with the Chapter 11 Reorganization (the "Creditors Committee") will be entitled to elect a minority of General Textiles' directors in certain circumstances and all of General Textiles' directors in other circumstances. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Capital Resources -- General Textiles
- -- Subordinated Notes" in Exhibits B and C.

Credit; Continued Financing. General Textiles and Factory 2-U finance their ongoing retail operations from several sources, including credit obtained from manufacturers and other vendors on terms which generally are net 30 days, their Revolving Credit Facilities and cash flow from operations. Since emerging from bankruptcy, General Textiles has been granted normal credit availability by most vendors and other material sources of supply. However, the Company believes that manufacturers and vendors would react more quickly to any future financial difficulties of General Textiles than to those of its competitors. Any resumption of credit problems would adversely affect General Textiles' cash flow and its ability to properly supply its stores. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" in Exhibits B and C.

Expansion. The Company plans to open up to approximately 16 new stores in the seven states in which it currently operates during the fiscal year ending January 1997. From July 1992 through January 1996, the Company opened 36 new stores and renovated 35 stores. There can be no assurance that new stores will achieve sales or profitability which are comparable to those achieved at the Company's existing stores. The Company's quarterly financial results may also fluctuate as a result of the timing and costs of new store openings and renovations. The Company believes that internally generated cash flow, funds available from the Revolving Credit Facility and the proceeds of the Offering will be sufficient to conduct its planned expansion. If the Company opens a greater number of stores or acquires another retailer, it is likely to require additional financing. There can be no assurance that the Company will be able to obtain such financing.

Competition. The Company's stores compete with large discount retail chains (such as Wal-Mart, K-Mart, Mervyn's and Target) and regional off-price chains (such as MacFrugal's), many of which have substantially greater resources than those of the Company. While the Company believes that the Company uses an off-price marketing strategy distinct from those of many of its competitors, if such competitors were to adopt an off-price approach that targeted Family Bargain Center's and Factory 2-U's typical customers, the Company's business could be adversely affected. See "BUSINESS -- Competition" in Exhibit B.

Seasonality; Weather. The Company historically has realized its highest level of sales in the "Back-to-School" (August and September) and Christmas (November and December) seasons. If sales for either of such periods are poor for any reason, including adverse weather or adverse economic conditions, the
Company's financial condition could be adversely affected. The Company historically has realized lower sales in its first two quarters (February to July), which often has resulted in its incurring losses during those quarters. The prolonged drought conditions in California in recent years has had an adverse impact on the Company's sales (including sales to agricultural workers) and a resumption of drought conditions or the occurrence of other severe weather or natural disasters could have an adverse impact on the Company's business and financial condition.

Dependence on Operating Management; Prior Experience and Part-time Status of Certain Executive Officers. The Company relies heavily on senior management, particularly William Mowbray, who serves as President and Chief Executive Officer of its two operating subsidiaries, General Textiles and Factory 2-U, as well as Chief Financial Officer of the Company. Mr. Mowbray has been a senior officer of General Textiles since July 1991. The loss of Mr. Mowbray could have a material adverse effect on the Company. General Textiles has entered into an employment agreement with Mr. Mowbray that expires in May 1996. The Company does not carry any key man life insurance on Mr. Mowbray.

      While Mr. Mowbray serves on a full-time basis, the other executive officers of the Company also serve as officers and directors of other companies and devote to the Company's affairs such portion of their business time and attention as they and its Board of Directors deem necessary to fulfill their obligations. Depending upon the demands of the other companies with which they are involved, conflicts of interest could arise relating to the allocation of their time or with respect to their fiduciary obligations to the Company and such other businesses. The Company's By-Laws provide that affiliated transactions and acquisitions by the Company of businesses not within certain Standard Industrial Classification ("SIC") Codes (including certain codes covering the wholesale apparel trade, retail stores and apparel stores) must be unanimously approved by the Audit Committee; provided, however, that if at any time there are fewer than two independent directors designated or approved by the Representative on the Audit Committee, such transactions shall require the unanimous consent of all independent directors on the Board of Directors. If at any time there are no shares of Series A Convertible Preferred Stock outstanding, acquisitions by the Company of businesses not within certain SIC Codes will require approval by only a majority of the Audit Committee. See "DIRECTORS AND SENIOR MANAGEMENT."

Benefits to Affiliates. A Director of the Company is a Managing Director of the Placement Agent for this Offering. In addition to a commission on the securities sold in the Offering, the Placement Agent and certain of its officers, including such Director of the Company, will also receive warrants to purchase Common Stock of the Company. See "Plan of Distribution."

Potential Anti-takeover Effects of Rights Plan, Classified Board of Directors and Delaware Law; Possible Issuances of Preferred Stock. The Company has adopted a Shareholders' Rights Plan. If
(i) a public announcement is made that any person (other than the Company), together with all affiliates and associates of such person, is the beneficial owner of 15% or more of the shares of the Company's Common Stock outstanding or (ii) any person (other than the Company) makes a tender or exchange offer, if upon consummation of such offer such person would beneficially own 15% or more of the shares of the Company's Common Stock, certain rights will be triggered under the Company's Shareholders' Rights Plan which may have the effect of deterring or delaying mergers, tender offers, or other possible takeover attempts which may be favored by some or a majority of the Company's stockholders. Any shares of its Common Stock issued by the Company during the term of the plan (10 years), including the Common Stock issuable in connection with the Units, will be subject to the Shareholders' Rights Plan. See "DESCRIPTION OF SECURITIES - Shareholders' Rights Plan."

     Certain provisions of Delaware law could delay or impede the removal of incumbent directors and could make more difficult a merger, tender offer or proxy contest involving the Company, even if such events could be beneficial to the interests of stockholders. Such provisions could limit the price that certain investors might be willing to pay in the future for securities of the Company, including Common Stock or Series A Convertible Preferred Stock. In addition, the Company's Board of Directors is a "classified board," with only one-third of its directors coming up for election each year. The existence of a classified board may in certain circumstances deter or delay mergers, tender offers or other possible takeover attempts which may be favored by some or a majority of the holders of the Common Stock.

Restrictions on Transferability. The shares being offered hereby have not been and will not be registered under the Act or with any securities regulatory authority of any jurisdiction. The shares offered hereby may not be offered or sold in the United States to any "U.S. person" (as defined in Rule 902 under the Act) during the 40-day "Restricted Period", unless the shares are registered under the Act or an exemption from registration under the Act is available. Investors participating in this Offering must expect to bear the economic risk of any investment in the shares offered hereby for an indefinite period. In addition to the restrictions imposed by Regulation S, the Shares offered hereby will not be transferable for 90 days following the Closing of this Offering except with the prior written consent of the Placement Agent.

Shares Eligible for Future Sale. Sales of a substantial amount of the Common Stock or the Series A Convertible Preferred Stock in the public markets following the Offering could adversely affect prevailing market prices for the Common Stock and the Series A Convertible Preferred Stock.

      Following the Offering, there will be 473,016 shares of Common Stock outstanding which are deemed "restricted securities" within the meaning of Rule 144 under the Securities Act. Of these shares, approximately 110,516 are currently eligible for sale subject to the volume limitations of Rule 144 and 362,500 shares will become eligible for sale in July 1996. Certain members of management and directors of the Company also agreed in connection with the Company's July 1994 public offering of Series A Convertible Preferred Stock (the "1994 Offering") that they would not, directly or indirectly, sell, contract to sell, or otherwise dispose of an additional 362,500 shares of Common Stock until August 1996 without the prior written consent of the representative of the underwriters of the 1994 Offering.

      Pursuant to the Mandel-Kahn Settlement, 153,846 restricted shares of Series A Convertible Preferred Stock were issued as security and placed into escrow. The Company intends to register these shares with the Commission and may sell these shares at any time. If these shares are sold to a non-affiliate of the Company, they will be freely tradeable upon their sale. The proceeds of such sale would be applied to reduce the Company's indebtedness under such secured obligation.
                DIRECTORS AND SENIOR MANAGEMENT


Executive Officers and Directors

      The  following table sets forth the executive officers  and directors of the Company.
NAME                   AGE    PRINCIPAL POSITION         DIRECTOR'S
                                                        TERM EXPIRES
John A. Selzer         40     Chief Executive Officer       19961
                              President, Assistant Secretary and Director
William W. Mowbray     55     Chief Financial Officer       1997
                              and Director; President
                              and Chief Executive
                              Officer of General
                              Textiles and Factory 2-
                              U
Benson S. Selzer       74     Chairman and Director         1997

Joseph Eiger           64     Vice Chairman,                19967
                              Executive Vice
                              President, Secretary
                              and Director
John J. Borer III      37     Director                      1997
Edwin C. Nevis         68     Director                      19961
Francis G.             66     Director                      19961
Warburton
Barton P. Ferris,      55     Director                      19961
Jr.
Joseph J. Collins      45     Director                      19961
H. Jurgen              58     Director                      19961
Schlichting
James M. Baker         42     Chief Financial Officer
                              of
                              General Textiles and Factory 2-U
Kevin Frabotta         44     Senior Vice President
                              of Store Operations of
                              General Textiles
Mary McNabb            46     Vice President -
                              Merchandising of
                              General Textiles
Denis LeClair          46     Vice President -
                              Merchandising of
                              General Textiles
      The business experience of each of the directors and executive officers is as follows:

      JOHN A. SELZER, Chief Executive Officer, President and Director. For more than the past five years, Mr. Selzer has been engaged in merchant and investment banking and corporate management activities. His activities have concentrated on situations involving financially and/or operationally troubled companies. He has been a Director of the Company since January 1992, its Chief Executive Officer since March 1992, and its President since January 1993. He has been a Director of General Textiles since its acquisition in July 1992 (at which time it filed for Chapter 11 Reorganization and emerged from Chapter 11 Reorganization on May 28, 1993). He served as Secretary and a Director of Tyco Toys, Inc. ("Tyco"), a publicly held company, from December 1988 until July 1991. Mr. Selzer served in various capacities as an officer and director of the following companies or their affiliates, which filed for Chapter 11 Reorganization within the past five years: C-B/Murray Corporation, Inc. ("C/B Murray"), Mandel-Kahn, American Specialty Equipment Corp. ("American Specialty"), and Canadian's Corp. John A. Selzer is the son of Benson A. Selzer.

      WILLIAM W. MOWBRAY, Chief Financial Officer and Director of the Company and President and Chief Executive Officer of General Textiles and Factory 2-U. Mr. Mowbray has served as Chief Financial Officer of the Company since May 1994 and as a Director since November 1995. Mr Mowbray has served as President and
Chief Executive Officer of General Textiles since June 1995. Prior to being named President of General Textiles, he served as Executive Vice President and Chief Financial Officer of General Textiles since July 1991. General Textiles filed for Chapter 11 Reorganization in July 1992 and emerged from Chapter 11
Reorganization on May 28, 1993. Prior to joining General Textiles, Mr. Mowbray was employed from July 1990 to July 1991 as Chief Financial and Operating Officer for Casfam, Inc., an off-price lingerie retailer. From June 1986 through June 1990, he was an independent management consultant to retail clients. From November 1981 to June 1986, Mr. Mowbray was Senior Vice President and Chief Financial Officer of Clothestime, Inc.

     BENSON A. SELZER, Chairman and Director. Mr. Selzer has for more than the past five years been engaged in merchant and investment banking and corporate management activities. His activities have concentrated on situations involving financially and/or operationally troubled companies. He has been Chairman and a Director of the Company since January 1992. He has been a Director of General Textiles since its acquisition in July 1992 (at which time it filed for Chapter 11 Reorganization and emerged from Chapter 11 Reorganization on May 28, 1993). He was Chairman of the Board and a Director of Tyco from September 1988 until July 1991. Mr. Selzer served in various capacities as an officer and director of the following companies or their affiliates, which filed for Chapter 11 Reorganization within the past five years: C-B/Murray, American Specialty, and Canadian's Corp. Benson A. Selzer is the father of John A. Selzer. Benson A. Selzer and Joseph Eiger have been business associates in a number of business ventures during the past 20 years.

      JOSEPH EIGER, Vice Chairman, Executive Vice President and Director. Mr. Eiger has been engaged, for more than the past five years, as a corporate manager and entrepreneur who has been involved in numerous acquisitions, divestitures and financings. His activities have concentrated on situations involving financially and/or operationally troubled companies. He has been Vice Chairman, Executive Vice President and a Director of the Company since January 1992. He has been a Director of General Textiles since its acquisition in July 1992 (at which time it filed for Chapter 11 Reorganization and emerged from Chapter 11 Reorganization on May 28, 1993). Mr. Eiger served in various capacities as an officer and director of the following companies or their affiliates, which filed for Chapter 11 Reorganization within the past five years: C-B/Murray, American Specialty and Canadian's Corp.

      JOHN J. BORER III has been a Director of the Company since July 1994. Since October 1991, Mr. Borer has been a Managing Director and Senior Vice President of Rodman & Renshaw, Inc., the Representative of the Underwriters of the Company's 1994 Offering. Prior to October 1991, Mr. Borer was a Senior Vice President for Security Pacific Business Credit Inc. Mr. Borer served as a Director of Canadian's Corp., which is filing for Chapter 11 Reorganization in 1996.

     EDWIN C. NEVIS has been a Director of the Company since July 1994. Since 1991, Dr. Nevis has been the Director of Special Studies, Organizational Learning Center Systems Dynamics Group, at the Sloan School of Management at the Massachusetts Institute of Technology. From 1986 to 1991, Dr. Nevis was the Director of Executive Program Development at the Sloan School of Management. Since 1969, Dr. Nevis has also been President of Wellfleet House, Inc., a management education and development and organization development consulting firm. Dr. Nevis received his Ph.D in Industrial and Organizational Psychology from Western Reserve University in 1954.

      FRANCIS G. WARBURTON, Director. Mr. Warburton has been a Director of the Company since March 1992 and a Director of General Textiles since February 1994. He served as a Director of Nasta International Inc. from May 1987 until September 1990. He has been President of Warburton & Associates, Inc., a consulting firm specializing in mergers and acquisitions, since December 1985.

      BARTON P. FERRIS, JR. has been a Director of the Company since July 1994. Since October 1995, Mr. Ferris has been a Managing Director of Commonwealth Associates, an investment banking firm which is the Placement Agent for the Offering. From 1990 to October 1995, Mr. Ferris was a Managing Director of Lepercq, De Neuflize & Co. Incorporated, a merchant banking firm, and a member of its Board of Directors. Mr. Ferris is presently a Director of Ronson Corporation.

      JOSEPH J. COLLINS has been a Director of the Company since July 1994. Mr. Collins has over twenty years of diversified retail management and consulting experience. Since 1995, Mr. Collins has been Executive Vice President of Kmart Corporation ("Kmart"). Prior to joining Kmart, Mr. Collins managed retail business transformation projects for Gemini Consulting, Inc., a consulting firm which provides business transformation and information technology services to primarily Fortune 500 companies. From 1990 to 1993, Mr. Collins was President of Capital Management Corp., a consulting firm specializing in performing due diligence for acquisitions and management workouts. From 1992 to 1993, Mr. Collins served as Consultant and Vice President - Operational Planning of Montgomery Ward.

      H. JURGEN SCHLICHTING has been a Director of the Company since November 1995. From 1986 to 1993, Mr. Schlichting served as Managing Director and Chief Executive - North America for
Westdeutsche Landesbank. Mr. Schlichting also serves as a strategic and financial advisor to the Company pursuant to an Advisory Agreement dated November 1, 1995 which expires in November 1996.

      JAMES M. BAKER has been the Chief Financial Officer of General Textiles since November, 1995 and of Factory 2-U since its acquisition by the Company. Mr. Baker joined General Textiles in May 1991 and served as Director of Budgeting and Planning responsible for budgeting, warehousing, loss prevention, inventory control and administration. Prior to joining General Textiles, Mr. Baker was Controller for Oshman's Sporting Goods.

      KEVIN FRABOTTA has been Senior Vice President of Store Operations of General Textiles since August, 1995. From 1992 until joining the Company, Mr. Frabotta was Vice President of Operation for General Cinema Theatres. From 1985 to 1992, Mr. Frabotta was Vice President of Stores with Oshman's Sporting Goods. Prior to 1985, Mr. Frabotta also held various positions with General Mills Specialty Retailing Group, including Vice President of Stores and Vice President of Human Resources.

      MARY  McNABB,  Vice  President - Merchandising  of  General
Textiles, joined General Textiles in 1990 and before then was employed by One Price Clothing. Ms. McNabb has over 26 years of experience in retail buying and merchandising.

      DENIS LeCLAIR, Vice President - Merchandising of General Textiles, joined General Textiles in 1991 as a buyer and since 1992 has held his current position. Mr. LeClair has over 25 years of experience in retail and has served in various buying and merchandise management positions for several department store and specialty chains.

Changes in Executive Compensation

      Effective January 1, 1996, the annual base salaries of Benson A. Selzer and Joseph Eiger were increased to $375,000 and $360,000, respectively. In addition, William Mowbray entered into a new Employment Agreement with General Textiles, dated as of August 1, 1995, which provides for a three year term subject to one year extensions after each year unless terminated by either party within 60 days of each August 1. The agreement provides for a base annual salary of $300,000 and bonuses based on the financial performance of General Textiles.
                     TERMS OF THE OFFERING


Summary of Subscription Procedures

      Exhibit E hereto, the Subscription Agreement, will be provided to prospective investors for use in subscribing for the Shares. In order to subscribe for the Shares, a prospective investor must complete, execute and deliver to Commonwealth Associates, 733 Third Avenue, New York, New York 10017 Attention:
Keith Rosenbloom, the following items:

      1. The Subscription Agreement with the signature page appropriately completed; and

      2.    (a)  A check payable to "Commonwealth Associates,  as
Placement Agent for Family Bargain Corporation" in an amount equal to the purchase price of the Shares multiplied by the number of Shares subscribed for; or

           (b) Wire transfer in accordance with the instructions of Commonwealth Associates.


Investor Suitability Standards

       (i) The purchaser is not a U.S. person as that term is defined under Regulation S.

       (ii) At the time the buy order for the Shares was originated, the purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.

      (iii) The purchaser is purchasing the Shares for the purchaser's own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United
States.

       (iv) To the best knowledge of the purchaser, each distributor participating in this offering, if any, has agreed in writing that all offers and sales of the shares, prior to the expiration of the Restricted Period (see "General Conditions of Regulations S") shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to an applicable exemption from registration under the Securities Act.

        (v) The purchaser represents and warrants and hereby agrees that all offers and sales of the Shares prior to the expiration of the Restricted Period (see "General Conditions of Regulations S") shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to registration of securities under the Act or pursuant to an exemption from registration under the Act, and that all offers and sales after the expiration of the Restricted Period (see "General Conditions of Regulations S") shall be made only pursuant to such a registration or such an exemption from registration.

       (vi) All offering documents received by the Purchaser include statements to the effect that the Shares have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons during the Restricted Period (see "General Conditions of Regulations S") unless such securities are registered under the Act or an exemption from the registration requirements of the Act is available.

Release of Certificates

      Investors will receive the certificates representing their shares on the 41st day following the Closing of the Offering (the conclusion of the 40 day "Restricted Period"). During the Restricted Period, the shares will be held by a non-U.S. Escrow Agent in the form of a global certificate consisting of all of the shares sold in the Offering. In addition to the restrictions imposed by Regulation S, the Shares offered hereby will not be transferable for 90 days following the Closing of this Offering except with the prior written consent of the Placement Agent. See "General Conditions of Regulation S."

Plan of Distribution

     The Company has entered into an agreement with the Placement
Agent, pursuant to which the Placement Agent has agreed to act as placement agent to the Company in connection with this offering.

      Pursuant to its agreement with the Placement Agent, the Company has agreed to pay to the Placement Agent a commission in the amount of nine percent (9%) of the gross proceeds and to reimburse the Placement Agent for up to $75,000 of its expenses in connection with this offering, including legal fees of its counsel. In addition, the Placement Agent and certain of its officers, including Mr. Ferris, will receive, upon the Closing, an aggregate number of warrants equal to 25% of the number of shares of Series A Convertible Preferred Stock sold pursuant to this Offering, with each warrant being exercisable into one share of Common Stock at an exercise price of $1 7/8 per share (the then current bid price for the Common Stock on the Nasdaq SmallCap Market at the time of execution of the Letter of Intent between the Placement Agent and the Company). A director of the Company, Barton P. Ferris, Jr., is a Managing Director of the Placement Agent.

      The Shares are being offered on a "best efforts" basis by the Placement Agent. All proceeds received by the Company from subscribers for the Shares offered hereby will be deposited by the Placement Agent in a special non-interest bearing bank account. If at least 500,000 of the Shares offered hereby (the "Minimum Financing") have not been subscribed for by the close of business on March 8, 1996 (or March 29, 1996, if the offer shall have been extended by the Placement Agent and the Company) (the "Termination Date"), all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest. If subscriptions for the Maximum Financing are received or, at the Company's discretion, if subscriptions for the Minimum Financing (but less than the Maximum Financing) are received, on or prior to the Termination Date, the closing (the "Closing") will be held as soon as practicable after receipt of such subscriptions or such determination by the Company, and the funds held in the special account will be turned over to the Company. If the Company determines not to close in the event that subscriptions for less than the Maximum Financing are received, all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest, as soon as practicable following such determination.

       In the event of certain changes under U.S. federal securities laws or regulations, the purchasers of the Shares in the Offering are entitled to registration rights. See Exhibit E.
                   DESCRIPTION OF SECURITIES

Common Stock

      The Company is authorized to issue up to 80,000,000 shares of Common Stock, $.01 par value per share. On the date of this Memorandum, there were 4,008,310 shares of Common Stock issued and outstanding. All shares of Common Stock have equal voting rights and have one vote per share on all matters to be voted upon by stockholders. The shares of Common Stock have no preemptive, subscription, conversion or redemption rights and may be issued only as fully paid and nonassessable shares. Cumulative voting in the election of directors is not allowed, which means that subject to the limited voting rights of the holders of the Series A Convertible Preferred Stock, the holders of a majority of the outstanding shares represented at any meeting at which a quorum is present will be able to elect all the directors then subject to election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. On liquidation of the Company, each holder of Common Stock is entitled to receive a pro rata share of the Company's assets, if any, available for distribution to holders of Common Stock after payment of all liabilities of the Company and subject to the prior distribution rights of the holders of any Company preferred stock that may be outstanding at that time. All outstanding shares of Common Stock are, and all shares of Common Stock issued on conversion of Series A Convertible Preferred Stock will be, fully paid and nonassessable.

Preferred Stock

      The Company is authorized to issue 7,500,000 shares of Preferred Stock, $.01 par value per share, and has authorized the issuance of up to 4,500,000 shares of Series A Convertible Preferred Stock and 25,000 shares of Series A Junior Participating Preferred Stock (the "Junior Preferred"). The only outstanding shares of Preferred Stock of the Company as of the date of this Memorandum are 3,260,000 shares of Series A Convertible Preferred Stock (not including 153,846 shares of Series A Convertible Preferred Stock which have been pledged by the Company to secure certain obligations of the Company under the Mandel-Kahn Settlement and which may be sold or, if not sold, will be returned to the Company and retired upon the satisfaction of the obligation which they secure).

      Holders of shares of Series A Convertible Preferred Stock, voting as a single class, have the right to vote on the creation, authorization or issuance of capital stock ranking senior to or in parity with the Series A Convertible Preferred Stock.

      Shares of preferred stock issued in the future could have conversion rights which may result in the issuance of additional shares of Common Stock which could dilute the interests of the holders of Series A Convertible Preferred Stock and Common Stock. Such shares could also have voting rights and liquidation preferences which are senior to the rights and preferences of the Series A Convertible Preferred Stock and Common Stock. Additionally, such shares could have dividend rates and redemption or other provisions which could adversely affect the Company's ability to pay dividends on the Series A Convertible Preferred Stock and Common Stock or prohibit payment of such dividends. Such shares could also be issued, under certain circumstances, in an attempt to prevent a takeover of the Company, and such issuance could adversely impact holders of Series A Convertible Preferred Stock and Common Stock who might vote in favor of a proposed merger, tender offer or similar transaction.

Series A Convertible Preferred Stock

      In accordance with the Company's Restated Certificate of Incorporation, the issuance of 4,500,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, has been authorized by resolutions adopted by the Board of Directors and set forth in a Certificate of Designations of Series A Convertible Preferred Stock, which has been filed with the Secretary of State of the State of Delaware and contains the designations, rights, powers, preferences, qualifications and limitations of the Series A Convertible Preferred Stock. All of the outstanding shares of Series A Convertible Preferred Stock are fully paid and non-assessable and, upon issuance, the shares of Series A Convertible Preferred Stock offered hereby will be fully paid and non-assessable.

      The following is a summary of the terms of the Series A Convertible Preferred Stock. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Designations filed with the
Secretary of State of the State of Delaware amending the Company's Restated Certificate of Incorporation and setting forth the rights, preferences and limitations of the Series A Convertible Preferred Stock.

     Dividends

      The holders of the Series A Convertible Preferred Stock are entitled to receive when, as and if declared by the Board of Directors out of funds legally available as prescribed by statute, cumulative dividends at the rate of $.95 per share per year, payable quarterly on July 31, October 31, the last Friday of January of each year, and April 30 to the holders of record as of a date not more than 30 days prior to the dividend payment date, as may be fixed by the Board of Directors. Dividends on the Series A Convertible Preferred Stock will accrue from the date of original issuance to a stockholder. The Company has paid each quarterly dividend in full since the original issuance of Series A Convertible Preferred Stock in July 1994.

      No dividends may be paid on any shares of capital stock ranking junior to the Series A Convertible Preferred Stock as to dividends (including Common Stock) unless and until all accumulated and unpaid dividends on the Series A Convertible Preferred Stock have been declared and paid in full.

     Conversion

      At the option of the holder thereof, each share of Series A Convertible Preferred Stock is, by its terms, convertible at any time on or after the date of issuance and prior to redemption, at the option of the holder thereof, into that number of shares equal to the adjusted conversion price (currently $3.719) divided by the liquidation preference per share of Series A Convertible Preferred Stock ($10.00). Accordingly, at this time each share of Series A Convertible Preferred Stock is convertible into 2.689 shares of Common Stock). The Conversion Price (and, correspondingly, the number of shares of Common Stock into which shares of the Series A Convertible Preferred Stock can be converted) is subject to further adjustment from time to time in the event of (i) the issuance of Common Stock as a dividend or distribution on any class of capital stock of the Company, (ii) the combination, subdivision or reclassification of the Common Stock, (iii) the distribution to all holders of Common Stock of evidences of the Company's indebtedness or assets (including securities, but excluding cash dividends or distributions paid out of earned surplus), or (iv) the sale of Common Stock at a price, or the issuance of options, warrants or convertible securities with an exercise or conversion price per share less than the higher of the then current Conversion Price or the then current market price (as defined) of the Common Stock (except in connection with the exercise of options or warrants outstanding on the date of this Memorandum and, subject to the restrictions on stock option issuances otherwise described herein, options thereafter granted to employees or officers). No adjustment in the Conversion Price will be required until cumulative adjustments require an adjustment of at least 3% of the Conversion Price, as adjusted. In addition, if the Company fails to declare and pay dividends on the Series A Convertible Preferred Stock within 90 days after a quarterly dividend payment date, the Conversion Price will be reduced by $.50 per share in each instance, but shall not be reduced below the par value of the Common Stock. No fractional shares will be issued upon conversion, but any fractions will be paid in cash on the basis of the then current market price of the Common Stock. Payment of accumulated and unpaid dividends will be made upon conversion to the extent of legally available funds as prescribed by statute. The right to convert the Series A Convertible Preferred Stock will terminate on the date fixed for redemption.

     Redemption

      The Company may, at its option, redeem all, but not less than all, of the shares of Series A Convertible Preferred Stock upon 30 days written notice at any time on or after July 21, 1997, at a redemption price of $10.00 per share, plus accumulated and unpaid dividends, provided the closing sale price of the Common Stock as quoted by the NASDAQ National Market or NASDAQ SmallCap Market, as applicable, or, if not traded thereon, the high bid price as reported by NASDAQ or, if not quoted thereon, the high bid price in the National Quotation Bureau sheet listing of the Common Stock for 20 consecutive trading days ending no more than 10 days prior to the date of notice of the call for redemption is given is at least 137.5% of the Conversion Price then in effect. In addition, on or after July 21, 1998, the Company may redeem all or any portion of the shares of Series A Convertible Preferred Stock at the following per share prices during the 12-month period beginning July 21:

                                     Year              Redemption
                         Price

                                        1998-1999      $10.70
                                        1999-2001      $10.50
                                        2001-2003      $10.30
                                                  2003-thereafter
                                   $10.00

      If  fewer  than all of the outstanding shares of  Series  A
Convertible Preferred Stock are to be redeemed, the shares to be redeemed will be determined pro rata or by lot or in such other manner as prescribed by the Company's Board of Directors.

     Notice of redemption must be mailed to each holder of Series A Convertible Preferred Stock to be redeemed at such holder's last address as it appears upon the Company's registry books at least 30 days prior to the record date of such redemption. On and after the redemption date, dividends will cease to accumulate on shares of Series A Convertible Preferred Stock called for redemption.

     On or after the redemption date, holders of shares of Series A Convertible Preferred Stock which have been redeemed shall surrender their certificates representing such shares to the Company at its principal place of business or as otherwise specified and thereupon the redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof; provided, that a holder of Series A Convertible Preferred Stock may elect to convert such shares into Common Stock at any time prior to the date fixed for redemption. If fewer than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

      From and after the redemption date, all rights of the holders of such shares shall cease with respect to such shares (except the right to receive the redemption price) and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

     Voting Rights

      The holders of the Series A Convertible Preferred Stock are not entitled to vote, except as set forth below and as provided by applicable law. Holders of the Series A Convertible Preferred Stock will not have voting rights except (i) with respect to the creation, authorization or issuance of capital stock ranking senior or in parity with the Series A Convertible Preferred Stock and with respect to certain amendments to the Company's Restated Certificate of Incorporation, (ii) if the Company shall have failed to declare and pay in full the dividends accumulated on the Series A Convertible Preferred Stock for any four quarterly dividend payment periods, in which case holders shall have the right to vote on all matters submitted for vote to stockholders, including the election of the members of the Board of Directors until such time as accumulated dividends have been paid in full,
(iii) in connection with a consolidation into or merger with any corporation, firm or entity, unless (a) the Company is the surviving entity and there is no conversion, exchange or other change of all or any portion of the Common Stock into cash, securities or other property in connection therewith or (b) the merger or consolidation is into a subsidiary of the Company in which there is an exchange of the Common Stock for common stock of the subsidiary of the Company and no other consideration is received in connection therewith, (iv) in connection with any sale, lease or other disposition of all or substantially all of the Company's assets, and (v) as otherwise required by law. In matters in which they are entitled to vote, the holders of the Series A Convertible Preferred Stock shall be entitled to one vote per share and shall vote together as a single class with holders of Common Stock; except that the holders of the Series A Convertible Preferred shall vote separately as a single class with respect to votes pursuant to clause (i) above and otherwise as required by law.

     Liquidation

      In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company before any payment or distribution of the assets of the Company (whether capital, surplus or earnings), or the proceeds thereof, may be made or set apart for the holders of Common Stock or any stock ranking junior to the Series A Convertible Preferred Stock as to liquidation, the holders of Series A Convertible Preferred Stock will be entitled to receive, out of the assets of the Company available for distribution to stockholders, a liquidating distribution of $10.00 per share, plus any accumulated and unpaid dividends. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Convertible Preferred Stock will have no right or claim to any of the remaining assets of the Company. If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the assets of the Company are insufficient to make the full payment of $10.00 per share, plus all accumulated and unpaid dividends on the Series A Convertible Preferred Stock and similar payments on any other class of stock ranking on a parity with the Series A Convertible Preferred Stock upon liquidation, then the holders of the Series A Convertible Preferred Stock and such other shares will share ratably in any such distribution of the Company's assets in proportion to the full respective distribution amounts to which they are entitled. Neither the sale of all or substantially all the property or business of the Company, nor the merger or consolidation of the Company into or with any other corporation shall be deemed to be a dissolution, liquidation, or winding up, voluntary or involuntary, of the Company.

     Miscellaneous

      The Company is not subject to any mandatory redemption or sinking fund provisions with respect to the Series A Convertible Preferred Stock. The holders of Series A Convertible Preferred Stock are not entitled to preemptive rights to subscribe for or to purchase any shares or securities of any class which may at any time be issued, sold or offered for sale by the Company. Shares of Series A Convertible Preferred Stock redeemed or otherwise reacquired by the Company shall be retired by the Company and shall be unavailable for subsequent issuance.

Options and Warrants

      As of January 31, 1996, there are outstanding 2,571,500 Redeemable Class D Common Stock Purchase Warrants (assuming the separation of the 4,903 warrants not yet separated from the Units in which they were originally issued) ("Class D Warrants") (collectively the "Warrants"). Each Class D Warrant entitles the holder to purchase one-sixth of one share of Common Stock at a price of $15.00 per share of Common Stock at any time until September 15, 1996 (unless earlier redeemed by the Company).

      The Class D Warrants are redeemable by the Company at a redemption price of $.06 per Warrant, upon 30 days notice given at any time if the last sale price per share of the Common Stock for 20 consecutive trading days ending not more than 10 days prior to the date notice of redemption is given equals or exceeds 120% of the exercise purchase price therefor (i.e., $18.00). If the Company gives a redemption notice, a holder would be forced either to exercise his Warrant within 30 days of the notice of redemption or accept the redemption price.

      In addition, as of the date of this Memorandum, there were also outstanding 328,831 additional warrants (collectively with the Class D Warrants, the "Warrants") of the Company expiring between May 1996 and December 1998 at exercise prices ranging from $9.00 to $16.20 per share; 15,000 warrants expiring in 1998 may be exercised at the then market price of the Company's common stock.

       The Company agreed with the representative of the underwriters of the 1994 Offering that there would be no extension of the term or reduction of the price of any of the Warrants subsequent to the 1994 Offering without the consent of the such representative.

      The Warrants contain provisions that protect the holders against dilution by adjustment of the exercise price in certain events, such as stock dividends and distributions, stock splits and recapitalizations. The holder of a Warrant will not possess any rights as a stockholder of the Company unless and until such holder exercises the Warrant.

      In addition, the Placement Agent for the Offering will receive, upon the Closing, a number of warrants equal to 25% of the number of shares of Series A Convertible Preferred Stock sold pursuant to this Offering, with each warrant being exercisable into one share of Common Stock at an exercise price of $1 7/8 per share (the then current bid price for the Common Stock on the Nasdaq SmallCap Market at the time of execution of the Letter of Intent between the Placement Agent and the Company).


Shareholders' Rights Plan

      On November 27, 1995, the Board of Directors of the Company declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock of the Company. The dividend is payable to the stockholders of record as of 5:00 P.M., Eastern Standard Time, on December 8, 1995 (the "Record Date"), and with respect to Common Shares issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares") at a price of $9.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), between the Company and Corporate Stock Transfer, Inc. (the "Rights Agent").

       Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates (as hereinafter defined) will be distributed. The Rights will separate from the Common Shares on the earliest to occur of (i) the first date of public announcement that a person or "group" has acquired beneficial ownership of 15% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as hereinafter defined); or (ii) 10 business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person." The first date of public announcement that a person or group has become an Acquiring
Person is the "Shares Acquisition Date." "Disinterested Directors" are directors who are not officers of the Company and who are not Acquiring Persons or their affiliates, associates or representatives of any of them, or any Person who directly or indirectly proposed or nominated as a director of the Company by a Transaction Person (as defined below).

       The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of a summary of rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

      The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M., New York City time, on November 27,
2000, unless earlier redeemed by the Company as described below.

      In the event that any person becomes an Acquiring Person (except pursuant to a Permitted Offer as defined below), each holder of a Right will have (subject to the terms of the Rights Agreement) the right (the "Flip-In Right") to receive upon exercise the number of Common Shares, or, in the discretion of the Board of Directors, of one one-thousandths of a Preferred Share (or, in certain circumstances, other securities of the Company) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. A "Permitted Offer" is a tender or exchange offer for all outstanding Common Shares which is at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by a majority of Disinterested Directors to be adequate (taking into account all factors that such Disinterested Directors deem relevant) and otherwise in the best interests of the Company, its stockholders and its other relevant constituencies (other than the person or any affiliate or associate thereof on whose basis the offer is being made) taking into account all factors that such directors may deem relevant.

       In the event that, at any time following the Share Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Company's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or, if in such transaction all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring company having a value equal to two times the exercise price of the Right.

       The Purchase Price payable, and the number of one-thousandths of a Preferred Share or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into
Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

       The Purchase Price is also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional one-thousandths of a Preferred Share will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day price to the date of exercise.

      Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend per share of 1000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $1.00 per share; thereafter, and after the holders of the Common Shares receive a liquidation payment of $0.001 per share, the holders of the Preferred Shares and the holders of the Common Shares will share the remaining assets in the ratio of one thousand to 1 (as adjusted) for each Preferred Share and Common Share so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive one thousand times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. In the event that the amount of accrued and unpaid dividends on the Preferred Shares is equivalent to at least six full quarterly dividends, the holders of the Preferred Shares shall have the right, voting as a class, to elect two directors in addition to the directors elected by the holders of the Common Shares until all cumulative dividends on the Preferred Shares have been paid through the last quarterly dividend payment date or until non-cumulative dividends have been paid regularly for at least one year.

      At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Company may redeem the rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board of Directors. Additionally, the Company may redeem the then outstanding Rights in whole but not in part, at the Redemption Price after the triggering of the Flip-in Right and before the expiration of any period during which the Flip-in Right may be exercised in connection with a merger or other business combination transaction or series of transactions involving the Company in which all holders of Common Shares are treated alike but not involving a Transaction Person (as defined below). Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      In the event that a majority of the Board of Directors of the Company serving following a meeting of stockholders or stockholder action by written consent are not nominated by the Board of Directors serving immediately prior to such meeting or action, then for 365 days following such meeting or action the Rights may not be redeemed if such redemption is reasonably likely to facilitate a combination or sale of assets or earning power (a "Transaction") with an Acquiring Person or affiliate or associate thereof who has directly or indirectly proposed or nominated a member of the Board who is in office at the time the Transaction is being considered (a "Transaction Person"). The
Rights may not be redeemed thereafter if during such 365 day period the Company enters into any agreement reasonably likely to facilitate a Transaction with a Transaction Person and the redemption is reasonably likely to facilitate a Transaction with a Transaction Person.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Company, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

Section 203 of the Delaware General Corporation Law

       Section 203 of the Delaware General Corporation Law prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to such date the business combination or the transaction that resulted in the stockholder becoming an interested stockholder is approved by the Board of Directors of the corporation, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock, or (iii) on or after such date the business combination is approved by the Board of Directors and by the affirmative vote of at least 66-2/3% of the outstanding voting stock that is not owned by the interested stockholder. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the stockholder. An "interested stockholder" is a person, who, together with affiliates and associates, owns (or within three years, did own) 15% or more of the corporation's voting stock.

Transfer Agent, Registrar And Warrant Agent

      Corporate  Stock  Transfer, Inc., 370  Seventeenth  Street,
Suite 2350, Denver, Colorado 80202, is transfer agent and registrar for the Common Stock and the Series A Convertible
Preferred Stock.


             CERTAIN UNITED STATES TAX CONSEQUENCES
                  TO NON-UNITED STATES HOLDERS


          The following is a general discussion of certain United States federal income and estate tax consequences of the acquisition, ownership and disposition of Series A Convertible Preferred Stock and Common Stock by a holder who is not a United States person (a "Foreign Holder"). For these purposes, "United States person" means a citizen or resident (as specifically defined for United States federal income and estate tax purposes) of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust the income of which is subject to United States federal income taxation regardless of its source. The discussion does not address the particular facts and circumstances of each Foreign Holder's situation. Foreign Holders are urged to consult their own tax advisors with respect to the United States federal income and estate tax consequences of acquiring, holding and disposing of Series A Convertible Preferred Stock and Common Stock, as well as any tax consequences arising under the laws of any state, municipality or other taxing jurisdiction.

           Dividends. In general, dividends paid to a Foreign Holder will be subject to United States withholding tax at a 30% rate, or a lower rate prescribed by an applicable tax treaty, unless the dividends are effectively connected with a trade or business carried on by the Foreign Holder within the United States. To determine the applicability of a tax treaty providing for a lower rate of withholding, dividends paid to an address in a foreign country are presumed under current Treasury regulations to be paid to a resident of that country. Treasury regulations proposed in 1984 would, if adopted in final form, require Foreign Holders to file certain forms to obtain the benefit of any applicable tax treaty providing for a lower rate of withholding tax on dividends. Such forms would have to contain the name and address of the holder and an official statement by the competent authority of the holder's country of residence attesting to the holder's status as a resident thereof. Dividends effectively connected with a trade or business carried on by the Foreign Holder within the United States generally will not be subject to withholding if the Foreign Holder files Internal Revenue Service Form 4224 with the payor of the dividend and will generally be subject to United States federal income tax at regular rates. In the case of a Foreign Holder that is a corporation, such effectively connected income may be subject to the branch profits tax which is generally imposed on a foreign corporation on the repatriation from the United States of effectively connected earnings and profits. The branch profits tax may not apply if the recipient is a qualified resident of one of certain countries with which the United States has an income tax treaty.

           Gain on Disposition. Generally, a Foreign Holder will not be subject to United States federal income tax on any gain realized upon the disposition of shares of Series A Convertible Preferred Stock or Common Stock unless (i) the Company is or has been during certain periods a "U.S. real property holding corporation" for federal income tax purposes and, assuming that the Series A Convertible Preferred Stock or Common Stock is "regularly traded on an established securities market" for tax purposes, the Foreign Holder held, directly or indirectly at any time during the five-year period ending on the date of disposition (or such shorter period that such shares were held), more than 5% of the Series A Convertible Preferred Stock or Common Stock, (ii) the gain is effectively connected with a trade or business carried on by the Foreign Holder within the United States, (iii) the Foreign Holder is an individual who has a tax home (as specifically defined for United States federal income tax purposes) in the United States, holds the Series A Convertible Preferred Stock or Common Stock as a capital asset and is present in the United States for 183 days or more in the taxable year of the disposition, or (iv) the Foreign Holder is subject to tax pursuant to the provisions of United States tax law applicable to certain United States expatriates.

           Redemption of Series A Convertible Preferred Stock. A redemption of shares of Series A Convertible Preferred Stock by the Company for cash will be treated as a distribution taxable as a dividend to redeeming stockholders to the extent of the Company's current or accumulated earnings and profits unless the redemption (a) results in a "complete termination" of the stockholder's interest in the Company (within the meaning of section 302(b)(3) of the United States Internal Revenue Code of 1986, as amended (the "Code")), (b) is "substantially disproportionate" (within the meaning of section 302(b)(2) of the
Code) with respect to the holder, or (c) is "not essentially equivalent to a dividend" (within the meaning of section 302(b)(1) of the Code). Based on a published ruling of the Internal Revenue Service, the redemption of a stockholder's Series A Convertible Preferred Stock for cash will be treated as "not essentially equivalent to a dividend" if, taking into account the constructive ownership rules, (1) the stockholder's relative stock interest in the Company is minimal, (2) the stockholder exercises no control over the Company's affairs and
(3) there is a reduction in the holder's proportionate interest in the Company. In determining whether any of these tests has been met, shares considered to be owned by the holder by reason of the constructive ownership rules set forth in section 318 of the Code, as well as shares actually owned, will be taken into account. The Company will withhold United States federal income tax at a rate of 30% from gross redemption proceeds paid to Foreign Holders, unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business by the Foreign Holder within the United States. In order to claim an exemption from withholding on the ground that gross proceeds are effectively connected with the conduct of a trade or business within the United States, the Foreign Holder must deliver to the Company a properly executed Internal Revenue Service Form 4224. A Foreign Holder may be eligible to file for a refund of such tax or a portion of such tax if such Foreign Holder (i) meets the "complete termination", "substantially disproportionate", or "not essentially equivalent to a dividend" tests described above, (ii) is entitled to a reduced rate of withholding pursuant to a treaty and the Company withheld at a higher rate, or (iii) is otherwise able to establish that no tax or a reduced amount of tax was due.

          Conversion of Series A Convertible Preferred Stock into Common Stock. No gain or loss will generally be recognized upon conversion of shares of Series A Convertible Preferred Stock into shares of Common Stock, except with respect to any cash paid in lieu of fractional shares of Common Stock. Additionally, if the conversion takes place when there is a dividend arrearage on the Series A Convertible Preferred Stock and the fair market value of the Common Stock exceeds the issue price of the Series A
Convertible Preferred Stock, a portion of the Common Stock received might be treated as a taxable dividend distribution.

          Adjustment of Conversion Price. Holders of convertible preferred stock may be deemed to have received constructive distributions where the conversion ratio is adjusted to reflect property distributions with respect to stock into which such preferred stock is convertible. Adjustments to the conversion price made pursuant to a bona fide reasonable adjustment formula which has the effect of preventing the dilution of the interest of the holders of the preferred stock, however, will generally not be considered to result in a constructive distribution of stock. Certain of the possible adjustments provided in the Series A Convertible Preferred Stock may not qualify as being pursuant to a bona fide reasonable adjustment formula. If such adjustments were made, the holders of Series A Convertible Preferred Stock might be deemed to have received constructive distributions taxable as dividends.

           Federal Estate Tax. Shares of Series A Convertible Preferred Stock or Common Stock owned or treated as owned by an individual who is not a citizen or resident of the United States at the time of death will be includable in the individual's gross estate for United States federal estate tax purposes, unless an applicable tax treaty provides otherwise, and may be subject to United States federal estate tax. Estates of non-resident aliens are generally allowed a statutory credit which has the effect of offsetting the United States federal estate tax imposed on the first $60,000 of the taxable estate.

          Dividend Reporting and Backup Withholding Requirements. The Company must report annually to the Internal Revenue Service and to each Foreign Holder the amount of dividends paid to, and the tax withheld with respect to, each Foreign Holder. These reporting requirements apply regardless of whether withholding was reduced by an applicable tax treaty. Under the provisions of a specific treaty or agreement, copies of these information returns may also be made available to the tax authorities in the country in which the Foreign Holder resides. United States backup withholding tax (which generally is a withholding tax imposed at the rate of 31% on certain payments to persons that fail to furnish the information required under the United States information reporting requirements) will generally not apply to dividends paid on the Series A Convertible Preferred Stock or Common Stock to a Foreign Holder at an address outside the United States.

           The payment of the proceeds from the disposition of shares of Series A Convertible Preferred Stock or Common Stock to or through a United States office of a broker will be subject to information reporting and backup withholding unless the owner certifies under penalties of perjury its status as a Foreign Holder, or otherwise establishes an exemption. The payment of the proceeds from the disposition of shares of Series A Convertible Preferred Stock or Common Stock to or through a non-U.S. office of a non-U.S. broker will generally not be subject to backup withholding and information reporting. However, in the case of the payment of proceeds from the disposition of shares of Series A Convertible Preferred Stock or Common Stock through a non-U.S. office of a broker that is a United States person or a "U.S. related person," existing regulations require information reporting on the payment unless the broker has documentary evidence in its files that the owner is a Foreign Holder and the broker has no actual knowledge to the contrary. For this purpose, a "U.S. related person" is (i) a "controlled foreign corporation" for United States federal income tax purposes, or
(ii) a foreign person 50% or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment is derived from activities that are effectively connected with the conduct of a United States trade or business. Any amounts withheld under the backup withholding rules from a payment to a Foreign Holder will be refunded (or credited against that Foreign Holder's United States federal income tax liability, if any) provided that the required information is furnished to the Internal Revenue Service.


                     AVAILABLE INFORMATION

      The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy and information statements and other information with the Commission. Such reports, statements and other information may be inspected and copied at the public reference facilities maintained by the Commission in the United States at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: New York Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048; and Chicago Regional Office, CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511. Copies of such material may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Convertible Preferred Stock and Common Stock are currently quoted on the NASDAQ SmallCap Market. In addition, the Common Stock is quoted on the Chicago Stock Exchange. Reports and other information concerning the Company may also be inspected at the Records Department of the NASDAQ Stock Market, 1735 K Street, N.W., Washington, D.C. 20006 U.S.A.
                  CANADIAN OFFERING MEMORANDUM
                      Dated March 6, 1996


            This Canadian Offering Memorandum constitutes an offering of the securities described herein only in those jurisdictions and to those persons where and to whom they may be lawfully offered for sale, and therein only by persons permitted to sell such securities. The information contained herein is subject to completion or amendment. This Canadian Offering Memorandum is not, and under no circumstances is to be construed as, an advertisement or a public offering of the securities described herein in Canada. No securities commission or similar authority in Canada has reviewed or in any way passed upon this document or the merits of the securities described herein, and any representation to the contrary is an offense.



                   FAMILY BARGAIN CORPORATION




            Private Placement in Canada of Shares of
     Series A 9-1/2% Cumulative Convertible Preferred Stock






                  Price:  US $4 7/8  per Share



The Offering

           The shares of Series A 9-1/2% Cumulative Convertible Preferred Stock, par value US$0.01 per share (the "Series A Convertible Preferred Stock"), being offered hereby are part of an offering (the "Offering") of up to 766,000 shares of Series A Convertible Preferred Stock by Family Bargain Corporation (the "Company"), a Delaware corporation. Included in this Canadian Offering Memorandum and forming a part hereof is the full text of the private placement memorandum (the "Confidential Private Offshore Offering Memorandum") regarding the Offering being made outside the United States. The Offering in Canada is being made solely by this Canadian Offering Memorandum and any decision to purchase shares of Series A Convertible Preferred Stock should be based solely on the information contained herein. No person has been authorized to give any information or to make any representations other than those contained herein.

      The Offering in Canada is being made solely in the Province of Ontario.

Resale Restrictions

           The distribution of shares of Series A Convertible Preferred Stock in the Province of Ontario is being made on a private placement basis. Accordingly, any resale of shares of Series A Convertible Preferred Stock or the shares of common stock (the "Common Stock") into which the shares of Series A Convertible Preferred Stock are convertible must be made in accordance with an exemption from the registration and prospectus requirements of applicable securities laws of the Province of Ontario. Purchasers of shares of Series A Convertible Preferred Stock are advised to seek legal advice prior to any resale of shares of Series A Convertible Preferred Stock or shares of Common Stock.

Representation and Agreement by Purchasers

           Confirmations of the acceptance of offers to purchase any shares of Series A Convertible Preferred Stock will be sent to purchasers in the Province of Ontario who have not withdrawn their offers to purchase prior to the issuance of such confirmations. Each purchaser of shares of Series A Convertible Preferred Stock in the Province of Ontario who receives a purchase confirmation will, by the purchaser's receipt thereof, be deemed to represent to the Company and the dealer from whom such purchase confirmation is received that such purchaser is entitled under applicable securities laws of the Province of Ontario to purchase such shares of Series A Convertible Preferred Stock without the benefit of a prospectus qualified under such securities laws.

Certain Canadian Income Tax Considerations

           The following summary is a general discussion of the material Canadian federal income tax considerations generally applicable to a purchaser of Series A Convertible Preferred Stock pursuant to the final Canadian Offering Memorandum (a "Canadian Holder") who, for the purposes of the Income Tax Act (Canada) (the "Tax Act"), is resident in Canada, deals at arm's length with the Company and holds Series A Convertible Preferred Stock and, if acquired, Common Stock, as capital property. Certain "financial institutions", including banks, trust companies, insurance corporations, registered securities dealers, corporations controlled by one or more such financial institutions and trusts and partnerships more than 50% of the fair market value of the interests in which are held by one or more such financial institutions will generally be precluded from treating the Series A Convertible Preferred Stock or Common Stock as capital property. This summary assumes that the Company will not be a "foreign affiliate" of any Canadian Holder. In general, the Company will be a "foreign affiliate" of a Canadian Holder if the Canadian Holder (i) holds 1% or more of the outstanding shares of any class of capital stock of the Company, and (ii) alone or together with related persons holds 10% or more of the outstanding shares of any class of capital stock of the Company.

           This summary is based on the current provisions of the Tax Act and the regulations thereunder, all specific proposals to amend the Tax Act and the regulations announced or released by the Minister of Finance, Canada prior to the date hereof and the published administrative practices of Revenue Canada, Customs, Excise and Taxation ("Revenue Canada"). This summary does not otherwise take into account or anticipate any changes in law whether by judicial, governmental or legislative decision or action, nor does it take into account provincial, territorial or foreign income tax considerations which may differ from the Canadian federal income tax considerations described herein.

           This summary is not exhaustive of all federal income tax considerations that may be relevant to a particular holder of Series A Convertible Preferred Stock and, if acquired, Common Stock, having regard to the holder's particular circumstances nor does it address the federal income tax considerations relevant to certain types of holders who may be subject to special treatment under the Tax Act. This summary is not intended to be, and should not be interpreted as, legal or tax advice to any particular holder of Series A Convertible Preferred Stock and, if acquired, Common Stock, and no representation with respect to the income tax consequences to any particular holder is made. Accordingly, prospective purchasers of Series A Convertible Preferred Stock should consult their own tax advisors with respect to their individual circumstances.

           All amounts relating to the acquisition, holding or disposition of Series A Convertible Preferred Stock or Common
Stock must be converted into Canadian dollars for the purposes of the Tax Act and the regulations thereunder.

Dividends

           Dividends  received by a Canadian Holder on  Series  A
Convertible Preferred Stock or Common Stock will be included in such holder's income for the purposes of the Tax Act.

Conversions of Series A Convertible Preferred Stock

           The conversion of Series A Convertible Preferred Stock into Common Stock will not constitute a disposition for purposes of the Tax Act, and accordingly, will not result in a capital gain or a capital loss. The Canadian Holder's aggregate cost of Common Stock acquired on a conversion of Series A Convertible Preferred Stock will be equal to the Canadian Holder's adjusted cost base of such Series A Convertible Preferred Stock immediately before the conversion. Under the current administrative practices of Revenue Canada, a Canadian Holder who, upon conversion of Series A Convertible Preferred Stock, receives cash not in excess of $200 in lieu of a fraction of a Common Stock, may either treat this amount as proceeds of disposition of a portion of a Series A Convertible Preferred Stock or, alternatively, reduce the adjusted cost base of the Common Stock received on the conversion by the amount of the cash received. If a Canadian Holder chooses to recognize a disposition of a portion of a Series A Convertible Preferred Stock, such holder may realize a capital gain or a capital loss.

Disposition  of Series A Convertible Preferred Stock  and  Common
Stock

           On the disposition of Series A Convertible Preferred Stock or Common Stock (on a redemption or otherwise), a Canadian Holder will realize a capital gain (or a capital loss) to the extent that the proceeds of disposition exceed (or are less than) the aggregate of the Canadian Holder's adjusted cost base of such stock and any costs of disposition. Three-quarters of any such capital gain (a "taxable capital gain") will be included in the Canadian Holder's income and three-quarters of any such capital loss will be deductible from taxable capital gains in accordance with the rules in the Tax Act.

Foreign Tax Credits

           Subject to certain limitations, a Canadian Holder may be entitled to claim a credit or a deduction in computing the Canadian Holder's Canadian income tax liability for any United States withholding or other income tax payable by the Canadian Holder in respect of dividends received on, or any gain realized on a disposition of, Series A Convertible Preferred Stock or Common Stock.

Deferred Income Plans

          The Series A Convertible Preferred Stock and the Common
Stock will be "foreign property" for the purposes of the tax imposed on deferred income plans under Part XI of the Tax Act.

Enforcement of Legal Rights

           Since the Company is organized under the laws of the State of Delaware, the directors and officers of the Company reside outside Canada and all of the assets of the Company are located outside Canada, it may not be possible for purchasers of shares of Series A Convertible Preferred Stock to enforce against the Company in Canada judgments obtained in Canadian courts. It may not be possible for purchasers of shares of Series A Convertible Preferred Stock to enforce against the Company in the United States, in original actions or in actions for enforcement of judgments of Canadian courts, civil liabilities predicated solely upon applicable provincial securities laws, including the statutory rights of action described under "Rights of Action for Damages or Rescission" below.

Rights of Action for Damages or Rescission

          The following statutory rights of action for damages or rescission shall be available to purchasers of the shares of Series A Convertible Preferred Stock offered hereby in the
Provinces of Saskatchewan and Nova Scotia.

           Saskatchewan. The Securities Act, 1988 (Saskatchewan) (the "Saskatchewan Act") provides purchasers of Series A Convertible Preferred Stock with a statutory right of action for damages or rescission in the case of a misrepresentation as more particularly described in Section 138 of the Saskatchewan Act. These rights must be exercised within the time periods set forth in Section 147 of such Act.

           Nova Scotia. The Securities Act (Nova Scotia) (the "Nova Scotia Act") provides purchasers of shares of Series A Convertible Preferred Stock pursuant to the Canadian Offering Memorandum with a statutory right of action against the Company for damages or rescission if the Canadian Offering Memorandum or any amendment hereto contains a misrepresentation that was a misrepresentation at the time of purchase, provided that the Company will not be liable:

                     (a)   if the purchaser purchased such shares
               of Series A Convertible Preferred Stock with knowledge of the misrepresentation;

                     (b)   for all or any portion of any  damages
               that it proves do not represent the depreciation in value of the shares of Series A Convertible Preferred Stock as a result of the misrepresentation; and

                     (c)   for amounts in excess of the price  at
               which the shares of Series A Convertible Preferred
               Stock were sold to the purchaser.

No action may be commenced to enforce the foregoing right of action more than 120 days after the date of purchase.

           The foregoing summaries are subject to the express provisions of the Saskatchewan Act and the Nova Scotia Act and the regulations thereunder and reference is made thereto for the complete text of such provisions. The rights of action discussed above will be provided to purchasers resident in the relevant provinces in their purchase confirmations. The rights of action discussed above are in addition to and without derogation from any other right or remedy which purchasers may have at law.

Notice to British Columbia Purchasers

          A purchaser of shares of Series A Convertible Preferred Stock to whom the Securities Act (British Columbia) applies is advised that such purchaser is required to file with the British Columbia Securities Commission a report within ten days of the sale of any shares of Series A Convertible Preferred Stock or shares of Common Stock acquired by such purchaser pursuant to the Offering. Such report must be in the form attached to British Columbia Securities Commission Blanket Order BOR #95/17, a copy of which may be obtained from the Company. Only one such report must be filed in respect of the shares of Series A Convertible Preferred Stock acquired on the same date and under the same prospectus exemption.
       CONFIDENTIAL PRIVATE OFFSHORE OFFERING MEMORANDUM


                   FAMILY BARGAIN CORPORATION
                Offering Of Up To 766,000 Shares
   of Series A 9-1/2% Cumulative Convertible Preferred Stock
               Minimum Subscription 20,000 Shares

         500,000 Share Minimum - 766,000 Share Maximum

Family Bargain Corporation (the "Company") is offering for sale to persons who are not "U.S. persons," as that term is defined in Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"), a minimum of 500,000 and a maximum of 766,000 shares (the "Shares") of the Company's Series A 9-1/2% Cumulative Convertible Preferred Stock, $.01 par value per share (the "Series A Convertible Preferred Stock"), at $4 7/8 per share (the "Offering"). Commonwealth Associates (the "Placement Agent") has agreed to act as placement agent for the Company in connection with the Offering. Shares of Series A Convertible Preferred Stock are convertible, at the option of the holders thereof, at a conversion price of $3.719 per share of Common Stock (so that each share of Series A Convertible Preferred Stock is convertible into 2.689 shares of Common Stock). The outstanding shares of Series A Convertible Preferred Stock and Common Stock are currently quoted on the Nasdaq SmallCap Market under the symbols "FBARP" and "FBAR," respectively. The outstanding shares of Common Stock are also listed on the Chicago Stock Exchange under the symbol "FBAR." On March 5, 1996, the closing per share bid prices for the Series A Convertible Preferred Stock and the Common Stock, as reported by Nasdaq, were $7 1/4 and $2 11/16, respectively.

Certain of the Exhibits to this Memorandum are contained only in the Preliminary version of this Memorandum dated February 16, 1996 (the "Preliminary Memorandum"), and are incorporated by reference herein. Each prospective purchaser of Shares shall have received the Preliminary Memorandum prior to its subscription being accepted.

The Shares are being offered on a "best efforts" basis by the Placement Agent. All proceeds received by the Company from subscribers for the Shares offered hereby will be deposited by the Placement Agent in a special non-interest bearing bank account. If at least 500,000 of the Shares offered hereby (the "Minimum Financing") have not been subscribed for by the close of business on March 29, 1996 (the "Termination Date"), all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest. If subscriptions for 766,000 of the Shares (the "Maximum Financing") are received or, at the Company's discretion, if subscriptions for the Minimum Financing (but less than the Maximum Financing) are received, on or prior to the Termination Date, the closing (the "Closing") will be held as soon as practicable after receipt of such subscriptions or such determination by the Company, and the funds held in the special account will be turned over to the Company. If the Company determines not to close in the event that subscriptions for less than the Maximum Financing are received, all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest, as soon as practicable following such determination. See "Terms of the Offering."

THE  SHARES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEG
REE
                  OF RISK. SEE "RISK FACTORS"

  THE SHARES ARE BEING OFFERED HEREBY OUTSIDE THE UNITED STATES
       IN RELIANCE ON REGULATION S UNDER THE UNITED STATES
         SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

     THE SHARES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE ACT OR WITH ANY SECURITIES REGULATORY
AUTHORITY OF ANY JURISDICTION. THE SHARES SOLD HEREUNDER MAY NOT
                BE OFFERED OR SOLD IN THE UNITED
  STATES OR TO "U.S. PERSONS" DURING THE RESTRICTED PERIOD SET
                              FORTH
 IN SECTION 903 OF REGULATION S UNLESS THE SHARES ARE REGISTERED
       UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION
        REQUIREMENTS OF THE ACT IS AVAILABLE. FOR CERTAIN
         RESTRICTIONS ON RESALE, SEE "GENERAL CONDITIONS
                        OF REGULATION S".

                    Commonwealth Associates

         The date of this Memorandum is March 6, 1996.
THE SHARES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION S PROMULGATED THEREUNDER. THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA ("U.S.") OR TO OR FOR THE BENEFIT OR ACCOUNT OF U.S. PERSONS UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. THE SALE, TRANSFER OR OTHER DISPOSITION OF ANY SHARES PURCHASED PURSUANT HERETO IS RESTRICTED BY APPLICABLE SECURITIES LAWS.

THIS MEMORANDUM HAS NOT BEEN REVIEWED, APPROVED OR DISAPPROVED, NOR HAS THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON, BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR SECURITIES ADMINISTRATOR OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION CONTAINED IN THIS MEMORANDUM IS BEING FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR SUCH INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR EXPRESS PERMISSION OF THE COMPANY, SUCH PERSON WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS MEMORANDUM FOR ANY PURPOSE OTHER THAN AN EVALUATION OF A POTENTIAL INVESTMENT IN THE SHARES AND, IN THE EVENT ANY SUCH PROSPECTIVE INVESTOR ELECTS NOT TO INVEST, SUCH PERSON WILL RETURN THIS MEMORANDUM TO THE COMPANY.

THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR TO ALLOT ANY SUBSCRIBER LESS THAN THE NUMBER OF SHARES SUBSCRIBED FOR.

THE PRICE OF THE SHARES OFFERED HEREBY HAS BEEN DETERMINED BY NEGOTIATION BETWEEN THE COMPANY AND THE PLACEMENT AGENT, BASED IN PART ON THE MARKET PRICE FOR THE COMMON STOCK, AND DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL PERFORMANCE OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

OFFEREES MAY, IF THEY SO DESIRE, MAKE INQUIRIES OF THE COMPANY WITH RESPECT TO THE COMPANY'S BUSINESS OR ANY OTHER MATTERS RELATING TO THE COMPANY AND AN INVESTMENT IN THE SHARES OFFERED HEREBY, AND MAY OBTAIN ANY ADDITIONAL INFORMATION WHICH SUCH
PERSONS DEEM TO BE NECESSARY IN CONNECTION WITH MAKING AN INVESTMENT DECISION IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY DOCUMENTS WHICH AN OFFEREE WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE OFFEREE'S AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SHARES OFFERED HEREUNDER OR OTHERWISE AS REQUESTED BY THE COMPANY. ANY SUCH REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY, ADDRESSED AS FOLLOWS: FAMILY BARGAIN CORPORATION, 315 EAST 62ND STREET, 6TH FLOOR, NEW YORK, NY 10021, OR BY
TELEPHONE  (212)  980-9670,  ATTENTION:  JOHN  A.  SELZER,  CHIEF
EXECUTIVE OFFICER.

NO PERSON, OTHER THAN AS PROVIDED FOR HEREIN, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM IN CONNECTION WITH THE OFFER BEING MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED OR GIVEN BY THE COMPANY OR THE PLACEMENT AGENT.

THIS  MEMORANDUM  DOES NOT CONSTITUTE AN OFFER  TO  SELL  OR  THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO.

THE INFORMATION PRESENTED HEREIN WAS PROVIDED BY THE COMPANY AND IS BEING FURNISHED BY THE PLACEMENT AGENT SOLELY FOR THE USE OF PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. THE PLACEMENT AGENT HAS NOT CONDUCTED ANY INDEPENDENT INVESTIGATION WITH RESPECT TO THE INFORMATION CONTAINED IN THIS MEMORANDUM AND MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE
ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE MEMORANDUM, AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY FOR ANY INFORMATION CONTAINED HEREIN.

IT IS THE RESPONSIBILITY OF ANY PERSON OR ENTITY WISHING TO PURCHASE THE SHARES TO SATISFY HIMSELF, HERSELF OR ITSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASES, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

PROSPECTIVE INVESTORS MAY NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, INVESTMENT OR TAX ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR ADVISORS AS TO LEGAL, INVESTMENT, TAX AND RELATED MATTERS CONCERNING AN INVESTMENT BY SUCH PROSPECTIVE INVESTORS IN THE COMPANY.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION BELIEVED BY THE COMPANY TO BE RELIABLE. NO WARRANTY CAN BE MADE THAT CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE SUCH INFORMATION WAS SUPPLIED. THIS MEMORANDUM CONTAINS SUMMARIES OF CERTAIN PROVISIONS OF DOCUMENTS RELATING TO THE PURCHASE OF THE SHARES OR RELATING TO THE COMPANY, AS WELL AS SUMMARIES OF VARIOUS PROVISIONS OF RELEVANT STATUTES AND REGULATIONS. SUCH SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, STATUTES AND REGULATIONS, WHICH ARE AVAILABLE UPON REQUEST.
                     JURISDICTIONAL NOTICES


NOTICE TO RESIDENTS OF ALL JURISDICTIONS:

           THE SHARES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF
THE ACT IS AVAILABLE. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION IN ANY JURISDICTION OR ANY REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FOR GREAT BRITAIN RESIDENTS ONLY:

           NO PERSON MAY OFFER OR SELL THESE SHARES IN GREAT BRITAIN BY MEANS OF ANY DOCUMENT EXCEPT TO PERSONS WHOSE ORDINARY BUSINESS IT IS TO BUY OR SELL SECURITIES, WHETHER AS PRINCIPAL OR AGENT (EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC WITHIN THE MEANING OF THE COMPANIES ACT OF 1985 OF GREAT BRITAIN) AND, UNLESS SUCH PERSON IS A PERSON PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF GREAT BRITAIN, IT WILL NOT DISTRIBUTE THIS OFFERING CIRCULAR AND ANY OTHER OFFERING MATERIAL IN RESPECT OF ANY PROPOSED OFFER OR SALE OF THESE SHARES IN OR FROM GREAT BRITAIN OTHER THAN TO PERSONS WHOSE BUSINESS INVOLVES THE ACQUISITION AND DISPOSAL, OR THE HOLDING, OF SECURITIES, WHETHER AS PRINCIPAL OR AS AGENT.

FOR RESIDENTS OF CANADA ONLY:

            SEE   THE  CANADIAN  OFFERING  MEMORANDUM  SUPPLEMENT
ATTACHED  HERETO.  IF THE SUPPLEMENT BECOMES DETACHED  FROM  THIS
MEMORANDUM,  PLEASE CONTACT THE PLACEMENT AGENT FOR A REPLACEMENT
COPY.
               GENERAL CONDITIONS OF REGULATION S

           The  Securities being offered hereby  are  being  sold
pursuant to an exemption under the Act in accordance with Regulation S. In accordance with Regulation S, the offer and/or sale of securities must be made in an "offshore transaction" and no "directed selling efforts" may be made in the United States. In addition to the foregoing, offers and sales of the Shares are subject to certain transaction restrictions and offering restrictions during a 40 day period commencing on the later of
(i) the date the Shares are first offered to persons other than distributors or (ii) the date of the final closing of this offering (the "Restricted Period"). The "offering restrictions" require (i) each distributor (and all other persons who receive remuneration in respect of the Shares sold during the Restricted Period) to agree in writing to make all offers and sales of Shares during the Restricted Period only in accordance with Regulation S or an exemption under the Act or pursuant to a registration statement and (ii) offering materials and documents (other than press releases) used during the Restricted Period to disclose that the Shares are not registered under the Act and that the Shares cannot be offered or sold to U.S. persons or in the United States during the Restricted Period unless the Shares are registered or an exemption from registration is available. The "transaction restrictions" require that, during the Restricted Period: (i) each distributor selling the Shares to a distributor, dealer or a person receiving a selling concession confirm to the purchaser that the purchase is subject to the same restrictions on offers and sales that apply to a distributor and
(ii) offers and sales of the Shares may not be made to a U.S. person or for the account or benefit or a U.S. person (other than a distributor).

     In addition to the restrictions imposed by Regulation S, the Shares offered hereby will not be transferable for 90 days following the Closing of this Offering except with the prior written consent of the Placement Agent. See "Terms of the Offering."
                       TABLE OF CONTENTS


                                                             Page

SUMMARY                                                         8

    The Company                                                8

    The Offering                                              14

PRICE RANGE OF COMMON AND PREFERRED STOCK                      17

RISK FACTORS                                                   19

DIRECTORS AND SENIOR MANAGEMENT                                24

TERMS OF THE OFFERING                                          28

DESCRIPTION OF SECURITIES                                      30

CERTAIN U.S. TAX CONSEQUENCES TO NON-UNITED STATES HOLDERS     38

AVAILABLE INFORMATION                                          41



Exhibits contained in the Preliminary Memorandum:

EXHIBIT A -                    PRESS  RELEASES DATED FEBRUARY  1,
          1996, JANUARY 4, 1996 AND NOVEMBER 30, 1995 REGARDING REVENUES AND COMP STORE SALES FOR THE MONTHS OF JANUARY 1996, DECEMBER 1995 AND NOVEMBER 1995 AND FOR THE
          FOURTH QUARTER OF FISCAL 1996 (THREE MONTHS AND THE YEAR ENDED JANUARY 27, 1996).

EXHIBIT B -                    ANNUAL REPORT ON FORM 10-K AND 10-
          K/A FOR THE YEAR ENDED JANUARY 28, 1995

EXHIBIT C -                    QUARTERLY REPORT ON FORM 10-Q  FOR
          THE THREE MONTHS ENDED OCTOBER 28, 1995

EXHIBIT D -                    CURRENT  REPORT ON  FORM  8-K,  AS
          AMENDED BY FORM 8-K/A, EACH DATED NOVEMBER 28, 1995.

Exhibits contained herein:

EXHIBIT E -                   SUBSCRIPTION AGREEMENT

EXHIBIT  F  -                    CONTINGENT  REGISTRATION  RIGHTS
AGREEMENT
                            SUMMARY

           The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information, exhibits and financial statements, including the notes thereto, appearing elsewhere in this Memorandum and the attached Exhibits. Each prospective investor should read this Memorandum in its entirety prior to making an investment in the securities offered hereby.


                          The Company

Introduction

           Family Bargain Corporation (the "Company") is a New York-based holding company which, through its two operating subsidiaries, General Textiles and Factory 2-U, Inc. ("Factory 2-U"), operates 131 off-price retail stores in seven western states. General Textiles' 102 stores operate under the name "Family Bargain Center" and Factory 2-U's 29 stores operate under the name "Factory 2-U." The Company purchased Factory 2-U in November 1995.


Business

           The Company's stores sell primarily first quality, in-season clothing for men, women, and children and housewares at discounted prices that are substantially lower than those of major discount retailers and other regional off-price chains. The stores' merchandise is targeted to the low income consumer. The stores' primary customers are families with annual household income of under $25,000, a significant portion of whom are of Hispanic origin. The stores are located primarily in strip shopping centers, where occupancy costs are most favorable. As of March 5, 1996, store locations were as follows:

    STATE          STRIP       DOWNTOWN        OTHER      TOTAL
                  CENTER
California             47              14           8         69
Arizona                29               4           0         33
Washington              1               3           2          6
New Mexico              6               0           1          7
Nevada                  6               0           0          6
Oregon                  7               0           1          8
Texas                   2               0           0          2
TOTAL                  98              21          12        131


            Stores typically employ one store manager, two assistant store managers, and seven to ten sales associates, most of whom are part-time employees. New store managers are trained in all aspects of store operations through a Management Training Program either at the Company's San Diego training center or on location at stores. The average compensation for store managers is approximately $28,000, including a bonus of $2,000. Experienced assistant store managers are often promoted to fill open manager positions. Other store personnel are trained on site.

           Management believes that the Company's store opening and operating costs are low compared to those of other retailers due to the selection of low rent store locations, a self-service format, use of basic fixtures and use of part-time employees whenever possible. Stores are generally located in previously occupied sites leased on terms which Management believes are more favorable than those available for newly constructed facilities. Store sites are selected based on demographic analysis of the market area, sales potential, local competition, occupancy expense, operations fit and proximity to existing store locations. Store operating preparations generally take up to two weeks. Typical new store opening expenses for fixtures, leasehold improvements and grand opening are approximately $90,000. Initial inventory investment for an average new store is approximately $200,000.

           The average Family Bargain Center store contains approximately 11,000 square feet with 9,000 square feet devoted to selling floor, while the average Factory 2-U store contains approximately 16,000 square feet with 13,500 square feet of selling floor. The following provides a breakdown of the merchandise mix in the respective chains:

                                     Family    Factory 2-
                                    Bargain         U
                                     Center
Ladies Ready-to-wear                      30%          20%
Menswear                                  30%          20%
Children's (Boys, Girls, Infants          30%          20%
& Toddlers)
Footwear                                   5%           4%
Domestics                                  5%          22%
Housewares                                  -           8%
Toys and Miscellaneous                      -           6%

           The Company's stores average approximately $190 of sales per square foot of selling space per year. This high per square foot volume, in conjunction with their occupancy costs, allows the stores to operate at an occupancy cost consistently below five percent of sales.

Merchandising

           The  Company's  merchandise strategy  emphasizes  high
inventory  turnover to maximize cash flow and minimize markdowns,
thus  allowing it to maintain lower initial mark-ups.   Inventory
turnover for the past four fiscal years are shown below:

F.Y. ended 1/93    5.5 turns
F.Y. ended 1/94    5.7
F.Y. ended 1/95    5.8
F.Y. ended 1/96    5.6

           The Company's buying strategy emphasizes purchases of manufacturers' over-runs, close-outs and cancellations of orders placed by major discount retailers, at prices which are generally 30% to 50% below normal wholesale. The buying staff consists of 12 full-time buyers who maintain a constant presence in the market and who purchase merchandise from approximately 1,000 vendors. The Company's ability to purchase large quantities of surplus product has resulted in strong relationships with its vendors and a continuing supply of products for its stores. By purchasing its merchandise in-season, as opposed to the large discount retailers who generally purchase goods months in advance, the Company is better able to determine which products are popular in a particular season, thus minimizing markdown exposure.

          New merchandise is delivered to the Company's stores on average twice per week to encourage frequent shopping trips by its customers and to maximize the rate of inventory turn. As a result of its purchasing practices, store inventory may not always include a full range of colors, sizes and styles in a particular item. Management believes, however, that price, quality, and product mix are more important to the stores' customers than the availability of a specific item at a specific time.

Marketing

           The Company allocates approximately 3% of sales to advertising and marketing. Historically, the majority of the advertising budget has been devoted to radio (approximately 80%), both English and Hispanic, and to a lesser extent, to television (approximately 10%), and the balance to print and in-store promotion. In the middle of the 1996 fiscal year, management initiated a major shift of its advertising program with the development of full-color inserts showing photographs of store merchandise, which are delivered to the consumer as newspaper inserts and through direct-mail promotion. This new advertising approach has attracted a new and broader customer base into the stores, and contributed to significantly improved sales results in the Back-to-School and Christmas selling seasons. Same store sales, since the implementation of this new program in mid-1995, have generally outpaced the retail industry.


Purchasing

           The Company purchases merchandise from approximately 1,000 domestic manufacturers, jobbers, importers and other vendors. Payment terms are typically net 30 days. The Company continually adds new vendors and does not maintain long-term or exclusive purchase commitments or agreements with any vendor. The Company has generally not had difficulty locating and purchasing appropriate apparel for its stores. Management believes that there are a substantial number of additional sources of supply of first quality, off-price apparel goods and expects that it will be able to meet its increased inventory needs as the number of Company stores expands.

           Manufacturers ship goods directly to the Company's San Diego distribution center or, in the case of east coast vendors, to the Company through its east coast freight consolidator. Goods received at the Company's warehouse are shipped to the stores using independent trucking companies generally within two or three days of their arrival. The Company does not store goods from season to season at its warehouse.


Competition

            The Company's stores operate in a competitive marketplace. They compete with large discount retail chains such as Wal-Mart, K-Mart, Target and Mervyn's and with regional off-price chains, such as MacFrugal's. They also compete with independent and small chain retailers and flea markets (also known as "swap meets") which serve the same low and low-middle income market as the Company. Management believes that the principal competitive factors in the Company's markets are price, quality and site location and that the Company is well positioned to compete on the basis of these factors. In addition, management believes that the Company's ability to tailor its merchandising, marketing and advertising programs and store service to Hispanics and other ethnic groups provides the Company with an important competitive advantage. Many of the Company's stores are located within five miles of a Wal-Mart, K-Mart or Target store. Management believes that this competition draws increased consumer traffic to these areas and that a portion of this additional consumer traffic comparative shops and finds the Company's stores' pricing, merchandise and operating philosophy appealing.


Employees

            The Company employs approximately 2,790 persons, including 2,635 persons as store employees and field management, 1,896 of whom are part-time, 94 as executive and administrative employees, and 61 as warehouse employees. None of the employees of the Company is subject to any collective bargaining agreements and management considers its relations with its employees to be good.



Growth

           The Company expects to continue its strategy of controlled growth by continuing to open new stores in its existing markets. The current plan contemplates a growth rate in new stores of approximately 15% per year. The acquisition of the 29 store Factory 2-U chain in November 1995 provided the Company with the opportunity to add significant additional sales with comparatively low incremental general and administrative ("G&A") expenses. Buying, administrative, financial and operations functions of the Factory 2-U stores are managed by the Company's existing staff in San Diego and New York. The Company intends to pursue the potential acquisition of other comparable retail chains as opportunities arise.

           The Company has an ongoing program to renovate and relocate stores. A store is renovated when management believes that an improvement to the store's physical appearance will enhance sales. Store renovations include installing new fixtures, redesigning layout and refurbishing floors and walls.
Renovated stores have historically experienced increased sales, enabling the Company to rapidly recover renovation costs. A store is considered for relocation when a superior location becomes available in its market area. The average expenditure for a store renovation or relocation is typically $50,000.

Recent and Historical Financial Results

          Recent Unaudited Results

           For the three months ended October 28, 1995, the Company's most recently completed fiscal quarter (which does not include Factory 2-U results), the Company had revenues of $47.3 million compared with revenues of $39.3 million for the three months ended October 29, 1994 (a 20.1% increase). Net income from continuing operations in this period totaled $1.7 million, compared with net income from continuing operations of $1.1 million for the period ended October 1994 (a 50.0% increase). Net income in this period totaled $1.7 million, compared with net income of $1.0 million for the period ended October 1994 (a 72.5% increase). See Form 10-Q for the Period Ended October 28, 1995 attached hereto as Exhibit C.

          For the nine months ended October 28, 1995, the Company had revenues of $115.6 million compared with revenues of $99.3 million for the nine months ended October 1994 (a 16.3%
increase). The Company incurred a net loss from continuing operations of $2.0 million in this period compared with a net loss from continuing operations of $740,000 for the period ended October 1994 (a 177% increase). The Company incurred a net loss of $2.0 million in this period compared with net income of $4.5 million for the period ended October 1994 (which included an extraordinary gain of $5.7 million for the retirement of indebtedness). See Exhibit C.

           On February 1, 1996, the Company announced that sales (unaudited) for the month of January 1996 were $9.7 million, compared with $6.3 million for January 1995. January comp store sales (sales for stores operated by the Company both during January 1996 and January 1995, therefore excluding any Factory 2-U stores) increased 10.9%. Sales for the fourth quarter ended January 27, 1996 were approximately $64.2 million compared with approximately $47.1 million for the fourth quarter ended January 1995. Sales for the fiscal year ended January 27, 1996 totaled $179.9 million, compared to $146.5 million for the fiscal year ended January 1995, an increase of 22.8%. Comp store sales for the fiscal year ended January 1996 increased 2.8% over fiscal 1995. On January 4, 1996, the Company announced that sales (unaudited) for the month of December 1995 were $37.3 million, compared with $25.3 million for December 1994 (a 47.1% increase). December comp store sales (also excluding Factory 2-U stores) increased 9.2%. On November 30, 1995, the Company announced that sales (unaudited) for the month of November 1995 were $17.1 million, compared with $15.6 million for November 1994. November comp store sales (also excluding Factory 2-U stores) decreased 4.4%. The Press Releases relating to these announcements are attached hereto as Exhibit A.

          Audited Historical Results

           The Company incurred a net loss from continuing operations of $0.3 million for its fiscal year ended January 1995. Net income, including losses from discontinued operations and extraordinary gains, totalled $2.6 million for the fiscal year ended January 28, 1995.


Dividends

           The Company, subject to declaration by its Board of Directors, pays dividends on its Series A Convertible Preferred Stock quarterly, in cash, on April 30, July 31, October 31, and the last Friday in January of each year. The Company has paid each quarterly dividend (to date totaling $760,000 per quarter) since the original issuance of Series A Convertible Preferred Stock in July 1994. See "Risk Factors - Dividends; Dividend Coverage" and "Description of Securities - Series A Convertible Preferred Stock - Dividends."

           The Company's principal executive office is located at 315 East 62nd Street, New York, New York 10021 and its telephone number is (212) 980-9670. The principal executive office of General Textiles and Factory 2-U is located at 4000 Ruffin Road, San Diego, California 92123 and its telephone number is (619) 627-1800.
                          The Offering


Securities Offered                 A  maximum  of 766,000  shares
                                   and   a   minimum  of  500,000
                                   shares of Series A Convertible
                                   Preferred Stock.

Offering Price                     $4 7/8 per share

Shares Outstanding
                                   Prior to the      Following the
                                     Offering          Offering
Common Stock8                           4,008,310          4,008,310
Series A Convertible Preferred          3,260,000          4,026,000
Stock9,10,5
Shares of Series A Convertible
Preferred Stock Offered                                      766,000
Hereby3,5
Common Stock issuable upon
conversion of outstanding Series
A Convertible Preferred                 8,765,470         10,825,086
Stock2,4,5
Common Stock, assuming                 12,773,780         14,833,396
conversion of Series A
Convertible Preferred
Stock1,2,11,12
Common Stock, on a fully-diluted       14,832,608         16,892,224
basis1,2,5,13
Registration Rights                The  purchasers of the  Shares
                                   in  the  Offering are entitled
                                   to  registration rights  under
                                   certain   circumstances.   See
Use of Proceeds                    "Plan of Distribution."

                                   The   net  proceeds   to   the
                                   Company from the sale  of  the
                                   Shares  will  be approximately
                                   $3.32  million if the  maximum
                                   number   of   Shares   offered
                                   hereby  are  sold  and   $2.14
                                   million if the minimum  number
                                   of  Shares offered hereby  are
                                   sold,   after   deduction   of
                                   Placement   Agent  commissions
                                   but   before  other  fees  and
                                   expenses   of  this  offering.
                                   The Company intends to use the
                                   net  proceeds of the  Offering
                                   for    working   capital   and
                                   general   corporate  purposes,
                                   including     the    increased
                                   working  capital  requirements
                                   created by the addition of  29
                                   stores through the acquisition
                                   of  Factory  2-U  in  November
                                   1995. See "Use of Proceeds."

Restrictions on Transfer           The offering of the Shares has
                                   not  been registered under the
                                   Act  and the Shares are  being
                                   offered  in reliance upon  the
                                   exemption  under Regulation  S
                                   promulgated  under  the   Act.
                                   Sales  of the Shares  will  be
                                   made   only   to  non-   "U.S.
                                   Persons,"  as  such  term   is
                                   defined in Regulation S  under
                                   the   Act.    Investors   will
                                   receive    the    certificates
                                   representing their  shares  on
                                   the  41st  day  following  the
                                   Closing  of the Offering  (the
                                   conclusion  of  the   40   day
                                   "Restricted Period").   During
                                   the   Restricted  Period,  the
                                   shares  will  be held  by  the
                                   Transfer Agent, in escrow,  in
                                   the    form   of   a    global
                                   certificate consisting of  all
                                   of  the  shares  sold  in  the
                                   Offering.

                                   In     addition     to     the
                                   restrictions    imposed     by
                                   Regulation   S,   the   Shares
                                   offered  hereby  will  not  be
                                   transferable   for   90   days
                                   following the Closing of  this
                                   Offering except with the prior
                                   written   consent    of    the
                                   Placement Agent.  See "General
                                   Conditions  of  Regulation  S"
                                   and "Plan of Distribution."

Placement Agent                    Commonwealth   Associates   is
                                   acting  as Placement Agent  in
                                   connection  with the  sale  of
                                   the  Shares offered hereby and
                                   will  receive a commission  of
                                   nine percent (9%) of the gross
                                   proceeds from the sale of  the
                                   Shares,  warrants to  purchase
                                   Common       Stock,        and
                                   reimbursement of the Placement
                                   Agent's    legal   fees    and
                                   expenses (up to $75,000).  See
                                   "Directors     and      Senior
                                   Management"   and   "Plan   of
                                   Distribution."

Risk Factors                       The   Shares  offered   hereby
                                   involve substantial risks. See
                                   "Risk Factors."

           PRICE RANGE OF COMMON AND PREFERRED STOCK

           The Company's Common Stock and Series A Convertible Preferred Stock is traded over-the-counter and is listed on the
NASDAQ SmallCap Market. The Common Stock is also listed on the Chicago Stock Exchange. The table below sets forth certain information with respect to the high and low closing bid prices (rounded to the nearest hundredth) of the Company's Common Stock and Series A Convertible Preferred Stock during the twelve months ended January 28, 1995, the twelve months ended January 27, 1996 and the subsequent interim period, as quoted by NASDAQ. These quotations represent inter-dealer prices without retail markups, markdowns or commissions and may not represent actual transactions. They are also adjusted for a reverse stock split of the Common Stock which occurred in fiscal 1995.

                               Commo             Serie
                                 n                s A
                               Stock             Conve
                                                 rtibl
                                                   e
                                                 Prefe
                                                 rred
                                                 Stock
                               High   Low        High   Low
Year Ended January 28, 1995
First Quarter                  $7.69   $4.13
Second Quarter                 $5.63   $3.38     $10.5   $10.0
                                                     0       0
Third Quarter                  $3.69   $2.25     $10.5   $8.25
                                                     0
Fourth Quarter                 $3.50   $1.31     $9.62   $5.50

Year Ended January 27, 1996
First Quarter                  $1.81   $1.13     $6.75   $5.25
Second Quarter                 $1.25   $1.13     $6.25   $3.37
Third Quarter                  $1.75    $.87     $6.62   $4.50
Fourth Quarter                 $2.12    $.75     $6.62   $5.50

Year Ended January 25, 1997
First Quarter (through March   $2.68   $1.56     $7.25   $5.75
5, 1996)

      The closing bid prices of the Common Stock and the Series A
Convertible Preferred Stock on March 5, 1996 as reported  on  the
NASDAQ SmallCap Market were $2 11/16 per share and $7 1/4 per share, respectively.

      The Series A Cumulative Convertible Preferred Stock began trading on the NASDAQ National Market on July 14, 1994 and on the NASDAQ SmallCap Market in August 1995.

      Other  than  the Common Stock and the Series A  Convertible
Preferred Stock, none of the Company's issued and outstanding securities is publicly traded on any established securities market.

      As of January 31, 1996, the number of record holders of Common Stock and Series A Convertible Preferred Stock were approximately 342 and 91, respectively. These numbers do not include an indeterminate number of stockholders of theses securities whose shares are held by financial institutions in "street name." The Company believes there are substantially in excess of 308 beneficial holders of its Common Stock and 91 holders of its Series A Convertible Preferred Stock.
                          RISK FACTORS

An investment in the Series A Convertible Preferred Stock offered hereby involves substantial risks. Prospective investors should carefully consider the following risk factors, as well as all the other information set forth in this Memorandum and the Exhibits to this Memorandum, before purchasing any Series A Convertible Preferred Stock:

Historical Losses; No Assurance of Profitability. The Company incurred a net loss from continuing operations of $0.3 million for its fiscal year ended January 1995 and a net loss of $2.0 million for the nine months ended October 28, 1995. Net income (including losses from discontinued operations and extraordinary gains) was $2.6 million for the fiscal year ended January 28, 1995 and a $4.3 million net loss was incurred for the nine months ended October 28, 1995. There can be no assurance that the Company will operate profitably in the future. See "Summary - Recent and Historical Financial Results."

      The Company's operating subsidiaries are General Textiles and Factory 2-U. The Company acquired a majority interest (later increased to 100%) in General Textiles in December 1992 during the pendency of General Textiles' reorganization under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11 Reorganization"). Affiliates of the Company had acquired General Textiles in July 1993 from an investor group and immediately directed General Textiles to file for Chapter 11 Reorganization. On May 28, 1993, General Textiles' Reorganization Plan was declared effective and General Textiles emerged from Chapter 11 Reorganization. See "Certain Relationships and Related Transactions" in the Form 10-K attached as Exhibit B.

Company Cash Flow. The Company's operating subsidiaries are General Textiles and Factory 2-U. The Company does not, itself, operate any business. Accordingly, the Company relies on its cash reserves and payments from General Textiles and Factory 2-U to finance its ongoing operating expenses and pay its outstanding indebtedness and dividends on the Series A Convertible Preferred Stock.

      General Textiles finances its operations through credit provided by suppliers, borrowings under its $17.0 million working capital and equipment facility (the "GT Revolving Credit Facility") and internally generated cash flow. Factory 2-U finances its operations through credit provided by suppliers, borrowings under its $10.0 million working capital and equipment facility (the "F2U Revolving Credit Facility," and collectively with the GT Revolving Credit Facility, the "Revolving Credit Facilities") and internally generated cash flow.

     The Company receives payments from General Textiles pursuant to a tax sharing agreement, certain subordinated debt and a secured term note of General Textiles (which the Company owns and has pledged to the lender under the Revolving Credit Facilities (defined below)) and a management agreement. The General Textiles Reorganization Plan and certain of General Textiles' outstanding debt instruments (including the GT Revolving Credit Facility), restrict General Textiles from paying dividends or making other distributions to the Company, except under the instruments listed above, without the consent of certain holders of indebtedness. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Liquidity and Capital Resources" in Exhibits B and C.

     Payments by Factory 2-U to the Company are limited under the Factory 2-U Revolving Credit Facility to payments pursuant to a management agreement and a guaranty fee agreement, as well as a monthly overhead fee allocated based on the relative number of stores between General Textiles and Factory 2-U.

      Management believes that the Company will have sufficient funds during the current fiscal year ending January 1997, including funds received from General Textiles and Factory 2-U, to enable it to satisfy the dividend obligations for the Series A Convertible Preferred Stock, including the shares being offered hereby.

      Factory 2-U is the borrower under a $2.3 million loan secured by a mortgage on Factory 2-U's former corporate office and distribution center facility located in Nogales, Arizona (the "Nogales Mortgage"). The principal balance under the Nogales Mortgage was due on February 28, 1996, and the lender has agreed in principle to extend the maturity date to May 31, 1996. The Company is the guarantor under the Nogales Mortgage. Factory 2-U intends to refinance this obligation. Management believes that it can refinance such mortgage. However, there is no assurance that the Company will be able to refinance this obligation, and the failure to consummate a refinancing could have an adverse impact on the Company's financial position.

      In January 1996, the Company settled a lawsuit commenced in 1993 by former owners of the Mandel-Kahn Industries, Inc. ("Mandel-Kahn"), which was purchased by the Company in 1992. Under the settlement (the "Mandel-Kahn Settlement"), a payment of $230,000 has been made, a five-year consulting agreement entered into with Joel Mandel providing for payments of $125,000 per year for three years and $187,500 for two years along with the issuance of 60,000 shares of the Company's Series A Convertible Preferred Stock, and an obligation to pay $1.0 million plus interest during 1996. The latter obligation is secured by 153,846 shares of Series A Convertible Preferred Stock. The
Company has the obligation to register these shares with the Commission and may sell such shares, with the proceeds of any such sale being used to reduce such indebtedness.

Dividends; Dividend Coverage. For the fiscal year ended January 28, 1995, the Company did not have sufficient earnings to pay the dividends on the then outstanding shares of Series A Convertible Preferred Stock, although dividends were paid out of a combination of that year's earnings and additional paid-in capital. The Company does not expect to have sufficient earnings to fully cover such dividend obligations solely out of earnings during the current fiscal year, although dividends are expected to be paid out of a combination of earnings or additional paid-in capital, or both. Based on the annual dividend rate of $.95 per share, dividend payments on the Series A Convertible Preferred Stock currently total $3.0 million per year and will, after completion of the Offering, total between $3.5 million (based on the Minimum Financing) and $3.7 million per year (based on the Maximum Financing). Accordingly, there can be no assurance that earnings during the current or future fiscal years and any additional paid-in capital will be sufficient to cover the payment of dividends.

      Dividends on the Series A Convertible Preferred Stock are payable quarterly if, as and when declared by the Board of Directors. The Company has never paid cash dividends on the Common Stock and does not anticipate paying cash dividends on the Common Stock in the foreseeable future.

Lender's  Lien  on  Assets  of Subsidiaries;  Guarantees  of  the
Company. The lender under the Revolving Credit Facilities and the holder of General Textiles' Secured Term Note (currently pledged to such lender) have been granted a security interest in all of the assets of General Textiles and Factory 2-U to secure General Textiles' and Factory 2-U's obligations thereunder. If General Textiles or Factory 2-U defaults on their respective obligations under these loans, the lender may foreclose upon the assets of the defaulting company, retain such assets or cause them to be sold in a public or private auction. General Textiles and Factory 2-U are also required to comply with certain financial and other covenants under the loan agreements, including limitations on capital expenditures. The Company is a guarantor of the indebtedness under the Revolving Credit Facilities as well as under the Nogales Mortgage. In the event of a default under either of the Revolving Credit Facilities, the Nogales Mortgage, or certain other liabilities of the subsidiaries of the Company guaranteed by the Company, the respective lenders will be entitled to look directly to the Company for payment as guarantor of such indebtedness. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Capital Resources" in Exhibits B and C.

Composition of General Textiles' Board; Rights of Creditors in Event of Non-Payment. In connection with the Reorganization Plan, General Textiles issued Subordinated Notes. The Subordinated Notes provide that if General Textiles fails to make certain minimum payments thereunder the holders of certain of the notes and the official creditors' committee appointed in connection with the Chapter 11 Reorganization (the "Creditors Committee") will be entitled to elect a minority of General Textiles' directors in certain circumstances and all of General Textiles' directors in other circumstances. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Capital Resources -- General Textiles
- -- Subordinated Notes" in Exhibits B and C.

Credit; Continued Financing. General Textiles and Factory 2-U finance their ongoing retail operations from several sources, including credit obtained from manufacturers and other vendors on terms which generally are net 30 days, their Revolving Credit Facilities and cash flow from operations. Since emerging from bankruptcy, General Textiles has been granted normal credit availability by most vendors and other material sources of supply. However, the Company believes that manufacturers and vendors would react more quickly to any future financial difficulties of General Textiles than to those of its competitors. Any resumption of credit problems would adversely affect General Textiles' cash flow and its ability to properly supply its stores. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" in Exhibits B and C.

Expansion. The Company plans to open up to approximately 16 new stores in the seven states in which it currently operates during the fiscal year ending January 1997. From July 1992 through January 1996, the Company opened 36 new stores and renovated 35 stores. There can be no assurance that new stores will achieve sales or profitability which are comparable to those achieved at the Company's existing stores. The Company's quarterly financial results may also fluctuate as a result of the timing and costs of new store openings and renovations. The Company believes that internally generated cash flow, funds available from the Revolving Credit Facility and the proceeds of the Offering will be sufficient to conduct its planned expansion. If the Company opens a greater number of stores or acquires another retailer, it is likely to require additional financing. There can be no assurance that the Company will be able to obtain such financing.

Competition. The Company's stores compete with large discount retail chains (such as Wal-Mart, K-Mart, Mervyn's and Target) and regional off-price chains (such as MacFrugal's), many of which have substantially greater resources than those of the Company. While the Company believes that the Company uses an off-price marketing strategy distinct from those of many of its competitors, if such competitors were to adopt an off-price approach that targeted Family Bargain Center's and Factory 2-U's typical customers, the Company's business could be adversely affected. See "BUSINESS -- Competition" in Exhibit B.

Seasonality; Weather. The Company historically has realized its highest level of sales in the "Back-to-School" (August and September) and Christmas (November and December) seasons. If sales for either of such periods are poor for any reason, including adverse weather or adverse economic conditions, the
Company's financial condition could be adversely affected. The Company historically has realized lower sales in its first two quarters (February to July), which often has resulted in its incurring losses during those quarters. The prolonged drought conditions in California in recent years has had an adverse impact on the Company's sales (including sales to agricultural workers) and a resumption of drought conditions or the occurrence of other severe weather or natural disasters could have an adverse impact on the Company's business and financial condition.

Dependence on Operating Management; Prior Experience and Part-time Status of Certain Executive Officers. The Company relies heavily on senior management, particularly William Mowbray, who serves as President and Chief Executive Officer of its two operating subsidiaries, General Textiles and Factory 2-U, as well as Chief Financial Officer of the Company. Mr. Mowbray has been a senior officer of General Textiles since July 1991. The loss of Mr. Mowbray could have a material adverse effect on the Company. General Textiles has entered into an employment agreement with Mr. Mowbray that expires in August 1998. The Company does not carry any key man life insurance on Mr. Mowbray.

      While Mr. Mowbray serves on a full-time basis, the other executive officers of the Company also serve as officers and directors of other companies and devote to the Company's affairs such portion of their business time and attention as they and its Board of Directors deem necessary to fulfill their obligations. Depending upon the demands of the other companies with which they are involved, conflicts of interest could arise relating to the allocation of their time or with respect to their fiduciary obligations to the Company and such other businesses. The Company's By-Laws provide that affiliated transactions and acquisitions by the Company of businesses not within certain Standard Industrial Classification ("SIC") Codes (including certain codes covering the wholesale apparel trade, retail stores and apparel stores) must be unanimously approved by the Audit Committee; provided, however, that if at any time there are fewer than two independent directors designated or approved by the Representative on the Audit Committee, such transactions shall require the unanimous consent of all independent directors on the Board of Directors. If at any time there are no shares of Series A Convertible Preferred Stock outstanding, acquisitions by the Company of businesses not within certain SIC Codes will require approval by only a majority of the Audit Committee. See "DIRECTORS AND SENIOR MANAGEMENT."

Benefits to Affiliates. A Director of the Company is a Managing Director of the Placement Agent for this Offering. In addition to a commission on the securities sold in the Offering, the Placement Agent and certain of its officers, including such Director of the Company, will also receive warrants to purchase Common Stock of the Company. See "Plan of Distribution."

Potential Anti-takeover Effects of Rights Plan, Classified Board of Directors and Delaware Law; Possible Issuances of Preferred Stock. The Company has adopted a Shareholders' Rights Plan. If
(i) a public announcement is made that any person (other than the Company), together with all affiliates and associates of such person, is the beneficial owner of 15% or more of the shares of the Company's Common Stock outstanding or (ii) any person (other than the Company) makes a tender or exchange offer, if upon consummation of such offer such person would beneficially own 15% or more of the shares of the Company's Common Stock, certain rights will be triggered under the Company's Shareholders' Rights Plan which may have the effect of deterring or delaying mergers, tender offers, or other possible takeover attempts which may be favored by some or a majority of the Company's stockholders. Any shares of its Common Stock issued by the Company during the term of the plan (10 years), including the Common Stock issuable in connection with the Units, will be subject to the Shareholders' Rights Plan. See "DESCRIPTION OF SECURITIES - Shareholders' Rights Plan."

     Certain provisions of Delaware law could delay or impede the removal of incumbent directors and could make more difficult a merger, tender offer or proxy contest involving the Company, even if such events could be beneficial to the interests of stockholders. Such provisions could limit the price that certain investors might be willing to pay in the future for securities of the Company, including Common Stock or Series A Convertible Preferred Stock. In addition, the Company's Board of Directors is a "classified board," with only one-third of its directors coming up for election each year. The existence of a classified board may in certain circumstances deter or delay mergers, tender offers or other possible takeover attempts which may be favored by some or a majority of the holders of the Common Stock.

Restrictions on Transferability. The shares being offered hereby have not been and will not be registered under the Act or with any securities regulatory authority of any jurisdiction. The shares offered hereby may not be offered or sold in the United States to any "U.S. person" (as defined in Rule 902 under the Act) during the 40-day "Restricted Period", unless the shares are registered under the Act or an exemption from registration under the Act is available. Investors participating in this Offering must expect to bear the economic risk of any investment in the shares offered hereby for an indefinite period. In addition to the restrictions imposed by Regulation S, the Shares offered hereby will not be transferable for 90 days following the Closing of this Offering except with the prior written consent of the Placement Agent.

Shares Eligible for Future Sale. Sales of a substantial amount of the Common Stock or the Series A Convertible Preferred Stock in the public markets following the Offering could adversely affect prevailing market prices for the Common Stock and the Series A Convertible Preferred Stock.

      Following the Offering, there will be 473,016 shares of Common Stock outstanding which are deemed "restricted securities" within the meaning of Rule 144 under the Securities Act. Of these shares, approximately 110,516 are currently eligible for sale subject to the volume limitations of Rule 144 and 362,500 shares will become eligible for sale in July 1996. Certain members of management and directors of the Company also agreed in connection with the Company's July 1994 public offering of Series A Convertible Preferred Stock (the "1994 Offering") that they would not, directly or indirectly, sell, contract to sell, or otherwise dispose of an additional 362,500 shares of Common Stock until August 1996 without the prior written consent of the representative of the underwriters of the 1994 Offering.

      Pursuant to the Mandel-Kahn Settlement, 153,846 restricted shares of Series A Convertible Preferred Stock were issued as security and placed into escrow. The Company intends to register these shares with the Commission and may sell these shares at any time. If these shares are sold to a non-affiliate of the Company, they will be freely tradeable upon their sale. The proceeds of such sale would be applied to reduce the Company's indebtedness under such secured obligation.
                DIRECTORS AND SENIOR MANAGEMENT


Executive Officers and Directors

      The  following table sets forth the executive officers  and directors of the Company.
NAME                   AGE    PRINCIPAL POSITION         DIRECTOR'S
                                                        TERM EXPIRES
John A. Selzer         40     Chief Executive Officer       19961
                              President, Assistant Secretary and Director
William W. Mowbray     55     Chief Financial Officer       1997
                              and Director; President
                              and Chief Executive
                              Officer of General
                              Textiles and Factory 2-
                              U
Benson S. Selzer       74     Chairman and Director         1997

Joseph Eiger           64     Vice Chairman,               199614
                              Executive Vice
                              President, Secretary
                              and Director
John J. Borer III      37     Director                      1997
Edwin C. Nevis         68     Director                      19961
Francis G.             66     Director                      19961
Warburton
Barton P. Ferris,      55     Director                      19961
Jr.
Joseph J. Collins      45     Director                      19961
H. Jurgen              58     Director                      19961
Schlichting
James M. Baker         42     Chief Financial Officer
                              of
                              General Textiles and Factory 2-U
Kevin Frabotta         44     Senior Vice President
                              of Store Operations of
                              General Textiles
Mary McNabb            46     Vice President -
                              Merchandising of
                              General Textiles
Denis LeClair          46     Vice President -
                              Merchandising of
                              General Textiles
      The business experience of each of the directors and executive officers is as follows:

      JOHN A. SELZER, Chief Executive Officer, President and Director. For more than the past five years, Mr. Selzer has been engaged in merchant and investment banking and corporate management activities. His activities have concentrated on situations involving financially and/or operationally troubled companies. He has been a Director of the Company since January 1992, its Chief Executive Officer since March 1992, and its President since January 1993. He has been a Director of General Textiles since its acquisition in July 1992 (at which time it filed for Chapter 11 Reorganization and emerged from Chapter 11 Reorganization on May 28, 1993). He served as Secretary and a Director of Tyco Toys, Inc. ("Tyco"), a publicly held company, from December 1988 until July 1991. Mr. Selzer served in various capacities as an officer and director of the following companies or their affiliates, which filed for Chapter 11 Reorganization within the past five years: C-B/Murray Corporation, Inc. ("C/B Murray"), Mandel-Kahn, American Specialty Equipment Corp. ("American Specialty"), and Canadian's Corp. John A. Selzer is the son of Benson A. Selzer.

      WILLIAM W. MOWBRAY, Chief Financial Officer and Director of the Company and President and Chief Executive Officer of General Textiles and Factory 2-U. Mr. Mowbray has served as Chief Financial Officer of the Company since May 1994 and as a Director since November 1995. Mr Mowbray has served as President and
Chief Executive Officer of General Textiles since June 1995. Prior to being named President of General Textiles, he served as Executive Vice President and Chief Financial Officer of General Textiles since July 1991. General Textiles filed for Chapter 11 Reorganization in July 1992 and emerged from Chapter 11
Reorganization on May 28, 1993. Prior to joining General Textiles, Mr. Mowbray was employed from July 1990 to July 1991 as Chief Financial and Operating Officer for Casfam, Inc., an off-price lingerie retailer. From June 1986 through June 1990, he was an independent management consultant to retail clients. From November 1981 to June 1986, Mr. Mowbray was Senior Vice President and Chief Financial Officer of Clothestime, Inc.

     BENSON A. SELZER, Chairman and Director. Mr. Selzer has for more than the past five years been engaged in merchant and investment banking and corporate management activities. His activities have concentrated on situations involving financially and/or operationally troubled companies. He has been Chairman and a Director of the Company since January 1992. He has been a Director of General Textiles since its acquisition in July 1992 (at which time it filed for Chapter 11 Reorganization and emerged from Chapter 11 Reorganization on May 28, 1993). He was Chairman of the Board and a Director of Tyco from September 1988 until July 1991. Mr. Selzer served in various capacities as an officer and director of the following companies or their affiliates, which filed for Chapter 11 Reorganization within the past five years: C-B/Murray, American Specialty, and Canadian's Corp. Benson A. Selzer is the father of John A. Selzer. Benson A. Selzer and Joseph Eiger have been business associates in a number of business ventures during the past 20 years.

      JOSEPH EIGER, Vice Chairman, Executive Vice President and Director. Mr. Eiger has been engaged, for more than the past five years, as a corporate manager and entrepreneur who has been involved in numerous acquisitions, divestitures and financings. His activities have concentrated on situations involving financially and/or operationally troubled companies. He has been Vice Chairman, Executive Vice President and a Director of the Company since January 1992. He has been a Director of General Textiles since its acquisition in July 1992 (at which time it filed for Chapter 11 Reorganization and emerged from Chapter 11 Reorganization on May 28, 1993). Mr. Eiger served in various capacities as an officer and director of the following companies or their affiliates, which filed for Chapter 11 Reorganization within the past five years: C-B/Murray, American Specialty and Canadian's Corp.

      JOHN J. BORER III has been a Director of the Company since July 1994. Since October 1991, Mr. Borer has been a Managing Director and Senior Vice President of Rodman & Renshaw, Inc., the Representative of the Underwriters of the Company's 1994 Offering. Prior to October 1991, Mr. Borer was a Senior Vice President for Security Pacific Business Credit Inc. Mr. Borer served as a Director of Canadian's Corp., which is filing for Chapter 11 Reorganization in 1996.

     EDWIN C. NEVIS has been a Director of the Company since July 1994. Since 1991, Dr. Nevis has been the Director of Special Studies, Organizational Learning Center Systems Dynamics Group, at the Sloan School of Management at the Massachusetts Institute of Technology. From 1986 to 1991, Dr. Nevis was the Director of Executive Program Development at the Sloan School of Management. Since 1969, Dr. Nevis has also been President of Wellfleet House, Inc., a management education and development and organization development consulting firm. Dr. Nevis received his Ph.D in Industrial and Organizational Psychology from Western Reserve University in 1954.

      FRANCIS G. WARBURTON, Director. Mr. Warburton has been a Director of the Company since March 1992 and a Director of General Textiles since February 1994. He served as a Director of Nasta International Inc. from May 1987 until September 1990. He has been President of Warburton & Associates, Inc., a consulting firm specializing in mergers and acquisitions, since December 1985.

      BARTON P. FERRIS, JR. has been a Director of the Company since July 1994. Since October 1995, Mr. Ferris has been a Managing Director of Commonwealth Associates, an investment banking firm which is the Placement Agent for the Offering. From 1990 to October 1995, Mr. Ferris was a Managing Director of Lepercq, De Neuflize & Co. Incorporated, a merchant banking firm, and a member of its Board of Directors. Mr. Ferris is presently a Director of Ronson Corporation.

      JOSEPH J. COLLINS has been a Director of the Company since July 1994. Mr. Collins has over twenty years of diversified retail management and consulting experience. Since 1995, Mr. Collins has been Executive Vice President of Kmart Corporation ("Kmart"). Prior to joining Kmart, Mr. Collins managed retail business transformation projects for Gemini Consulting, Inc., a consulting firm which provides business transformation and information technology services to primarily Fortune 500 companies. From 1990 to 1993, Mr. Collins was President of Capital Management Corp., a consulting firm specializing in performing due diligence for acquisitions and management workouts. From 1992 to 1993, Mr. Collins served as Consultant and Vice President - Operational Planning of Montgomery Ward.

      H. JURGEN SCHLICHTING has been a Director of the Company since November 1995. From 1986 to 1993, Mr. Schlichting served as Managing Director and Chief Executive - North America for
Westdeutsche Landesbank. Mr. Schlichting also serves as a strategic and financial advisor to the Company pursuant to an Advisory Agreement dated November 1, 1995 which expires in November 1996.

      JAMES M. BAKER has been the Chief Financial Officer of General Textiles since November, 1995 and of Factory 2-U since its acquisition by the Company. Mr. Baker joined General Textiles in May 1991 and served as Director of Budgeting and Planning responsible for budgeting, warehousing, loss prevention, inventory control and administration. Prior to joining General Textiles, Mr. Baker was Controller for Oshman's Sporting Goods.

      KEVIN FRABOTTA has been Senior Vice President of Store Operations of General Textiles since August, 1995. From 1992 until joining the Company, Mr. Frabotta was Vice President of Operation for General Cinema Theatres. From 1985 to 1992, Mr. Frabotta was Vice President of Stores with Oshman's Sporting Goods. Prior to 1985, Mr. Frabotta also held various positions with General Mills Specialty Retailing Group, including Vice President of Stores and Vice President of Human Resources.

      MARY  McNABB,  Vice  President - Merchandising  of  General
Textiles, joined General Textiles in 1990 and before then was employed by One Price Clothing. Ms. McNabb has over 26 years of experience in retail buying and merchandising.

      DENIS LeCLAIR, Vice President - Merchandising of General Textiles, joined General Textiles in 1991 as a buyer and since 1992 has held his current position. Mr. LeClair has over 25 years of experience in retail and has served in various buying and merchandise management positions for several department store and specialty chains.

Changes in Executive Compensation

      Effective January 1, 1996, the annual base salaries of Benson A. Selzer and Joseph Eiger were increased to $375,000 and $360,000, respectively. In addition, William Mowbray entered into a new Employment Agreement with General Textiles, dated as of August 1, 1995, which provides for a three year term subject to one year extensions after each year unless terminated by either party within 60 days of each August 1. The agreement provides for a base annual salary of $300,000 and bonuses based on the financial performance of General Textiles.
                     TERMS OF THE OFFERING


Summary of Subscription Procedures

      Exhibit E hereto, the Subscription Agreement, will be provided to prospective investors for use in subscribing for the Shares. In order to subscribe for the Shares, a prospective investor must complete, execute and deliver to Commonwealth Associates, 733 Third Avenue, New York, New York 10017 Attention:
Keith Rosenbloom, the following items:

      1.    The  Subscription Agreement with the  signature  page
appropriately  completed.   The  minimum  subscription  from  any
prospective investor is 20,000 Shares; and

      2.    (a)  A check payable to "Commonwealth Associates,  as
Placement Agent for Family Bargain Corporation" in an amount equal to the purchase price of the Shares multiplied by the number of Shares subscribed for; or

           (b) Wire transfer in accordance with the instructions of Commonwealth Associates.


Investor Suitability Standards

       (i) The purchaser is not a U.S. person as that term is defined under Regulation S.

       (ii) At the time the buy order for the Shares was originated, the purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.

      (iii) The purchaser is purchasing the Shares for the purchaser's own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United
States.

       (iv) To the best knowledge of the purchaser, each distributor participating in this offering, if any, has agreed in writing that all offers and sales of the shares, prior to the expiration of the Restricted Period (see "General Conditions of Regulations S") shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to an applicable exemption from registration under the Securities Act.

        (v) The purchaser represents and warrants and hereby agrees that all offers and sales of the Shares prior to the expiration of the Restricted Period (see "General Conditions of Regulations S") shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to registration of securities under the Act or pursuant to an exemption from registration under the Act, and that all offers and sales after the expiration of the Restricted Period (see "General Conditions of Regulations S") shall be made only pursuant to such a registration or such an exemption from registration.

       (vi) All offering documents received by the Purchaser include statements to the effect that the Shares have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons during the Restricted Period (see "General Conditions of Regulations S") unless such securities are registered under the Act or an exemption from the registration requirements of the Act is available.

Release of Certificates

      Investors will receive the certificates representing their shares on the 41st day following the Closing of the Offering (the conclusion of the 40 day "Restricted Period"). During the Restricted Period, the shares will be held by the Transfer Agent, in escrow, in the form of a global certificate consisting of all of the shares sold in the Offering. In addition to the restrictions imposed by Regulation S, the Shares offered hereby will not be transferable for 90 days following the Closing of this Offering except with the prior written consent of the Placement Agent. See "General Conditions of Regulation S."

Plan of Distribution

     The Company has entered into an agreement with the Placement
Agent, pursuant to which the Placement Agent has agreed to act as placement agent to the Company in connection with this offering.

      Pursuant to its agreement with the Placement Agent, the Company has agreed to pay to the Placement Agent a commission in the amount of nine percent (9%) of the gross proceeds and to reimburse the Placement Agent for up to $75,000 of its expenses in connection with this offering, including legal fees of its counsel. In addition, the Placement Agent and certain of its officers, including Mr. Ferris, will receive, upon the Closing, an aggregate number of warrants equal to 25% of the number of shares of Series A Convertible Preferred Stock sold pursuant to this Offering, with each warrant being exercisable into one share of Common Stock at an exercise price of $1 7/8 per share (the then current bid price for the Common Stock on the Nasdaq SmallCap Market at the time of execution of the Letter of Intent between the Placement Agent and the Company). A director of the Company, Barton P. Ferris, Jr., is a Managing Director of the Placement Agent.

      The Shares are being offered on a "best efforts" basis by the Placement Agent. All proceeds received by the Company from subscribers for the Shares offered hereby will be deposited by the Placement Agent in a special non-interest bearing bank account. If at least 500,000 of the Shares offered hereby (the "Minimum Financing") have not been subscribed for by the close of business on March 8, 1996 (or March 29, 1996, if the offer shall have been extended by the Placement Agent and the Company) (the "Termination Date"), all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest. If subscriptions for the Maximum Financing are received or, at the Company's discretion, if subscriptions for the Minimum Financing (but less than the Maximum Financing) are received, on or prior to the Termination Date, the closing (the "Closing") will be held as soon as practicable after receipt of such subscriptions or such determination by the Company, and the funds held in the special account will be turned over to the Company. If the Company determines not to close in the event that subscriptions for less than the Maximum Financing are received, all proceeds received by the Company from subscribers will be refunded in full, without deduction and without interest, as soon as practicable following such determination.

       In the event of certain changes under U.S. federal securities laws or regulations, the purchasers of the Shares in the Offering are entitled to registration rights. See Exhibit F.
                   DESCRIPTION OF SECURITIES

Common Stock

      The Company is authorized to issue up to 80,000,000 shares of Common Stock, $.01 par value per share. On the date of this Memorandum, there were 4,008,310 shares of Common Stock issued and outstanding. All shares of Common Stock have equal voting rights and have one vote per share on all matters to be voted upon by stockholders. The shares of Common Stock have no preemptive, subscription, conversion or redemption rights and may be issued only as fully paid and nonassessable shares. Cumulative voting in the election of directors is not allowed, which means that subject to the limited voting rights of the holders of the Series A Convertible Preferred Stock, the holders of a majority of the outstanding shares represented at any meeting at which a quorum is present will be able to elect all the directors then subject to election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. On liquidation of the Company, each holder of Common Stock is entitled to receive a pro rata share of the Company's assets, if any, available for distribution to holders of Common Stock after payment of all liabilities of the Company and subject to the prior distribution rights of the holders of any Company preferred stock that may be outstanding at that time. All outstanding shares of Common Stock are, and all shares of Common Stock issued on conversion of Series A Convertible Preferred Stock will be, fully paid and nonassessable.

Preferred Stock

      The Company is authorized to issue 7,500,000 shares of Preferred Stock, $.01 par value per share, and has authorized the issuance of up to 4,500,000 shares of Series A Convertible Preferred Stock and 25,000 shares of Series A Junior Participating Preferred Stock (the "Junior Preferred"). The only outstanding shares of Preferred Stock of the Company as of the date of this Memorandum are 3,260,000 shares of Series A Convertible Preferred Stock (not including 153,846 shares of Series A Convertible Preferred Stock which have been pledged by the Company to secure certain obligations of the Company under the Mandel-Kahn Settlement and which may be sold or, if not sold, will be returned to the Company and retired upon the satisfaction of the obligation which they secure).

      Holders of shares of Series A Convertible Preferred Stock, voting as a single class, have the right to vote on the creation, authorization or issuance of capital stock ranking senior to or in parity with the Series A Convertible Preferred Stock.

      Shares of preferred stock issued in the future could have conversion rights which may result in the issuance of additional shares of Common Stock which could dilute the interests of the holders of Series A Convertible Preferred Stock and Common Stock. Such shares could also have voting rights and liquidation preferences which are senior to the rights and preferences of the Series A Convertible Preferred Stock and Common Stock. Additionally, such shares could have dividend rates and redemption or other provisions which could adversely affect the Company's ability to pay dividends on the Series A Convertible Preferred Stock and Common Stock or prohibit payment of such dividends. Such shares could also be issued, under certain circumstances, in an attempt to prevent a takeover of the Company, and such issuance could adversely impact holders of Series A Convertible Preferred Stock and Common Stock who might vote in favor of a proposed merger, tender offer or similar transaction.

Series A Convertible Preferred Stock

      In accordance with the Company's Restated Certificate of Incorporation, the issuance of 4,500,000 shares of Series A Convertible Preferred Stock, par value $.01 per share, has been authorized by resolutions adopted by the Board of Directors and set forth in a Certificate of Designations of Series A Convertible Preferred Stock, which has been filed with the Secretary of State of the State of Delaware and contains the designations, rights, powers, preferences, qualifications and limitations of the Series A Convertible Preferred Stock. All of the outstanding shares of Series A Convertible Preferred Stock are fully paid and non-assessable and, upon issuance, the shares of Series A Convertible Preferred Stock offered hereby will be fully paid and non-assessable.

      The following is a summary of the terms of the Series A Convertible Preferred Stock. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Designations filed with the
Secretary of State of the State of Delaware amending the Company's Restated Certificate of Incorporation and setting forth the rights, preferences and limitations of the Series A Convertible Preferred Stock.

     Dividends

      The holders of the Series A Convertible Preferred Stock are entitled to receive when, as and if declared by the Board of Directors out of funds legally available as prescribed by statute, cumulative dividends at the rate of $.95 per share per year, payable quarterly on July 31, October 31, the last Friday of January of each year, and April 30 to the holders of record as of a date not more than 30 days prior to the dividend payment date, as may be fixed by the Board of Directors. Dividends on the Series A Convertible Preferred Stock will accrue from the date of original issuance to a stockholder. The Company has paid each quarterly dividend in full since the original issuance of Series A Convertible Preferred Stock in July 1994.

      No dividends may be paid on any shares of capital stock ranking junior to the Series A Convertible Preferred Stock as to dividends (including Common Stock) unless and until all accumulated and unpaid dividends on the Series A Convertible Preferred Stock have been declared and paid in full.

     Conversion

      At the option of the holder thereof, each share of Series A Convertible Preferred Stock is, by its terms, convertible at any time on or after the date of issuance and prior to redemption, at the option of the holder thereof, into that number of shares equal to the adjusted conversion price (currently $3.719) divided by the liquidation preference per share of Series A Convertible Preferred Stock ($10.00). Accordingly, at this time each share of Series A Convertible Preferred Stock is convertible into 2.689 shares of Common Stock). The Conversion Price (and, correspondingly, the number of shares of Common Stock into which shares of the Series A Convertible Preferred Stock can be converted) is subject to further adjustment from time to time in the event of (i) the issuance of Common Stock as a dividend or distribution on any class of capital stock of the Company, (ii) the combination, subdivision or reclassification of the Common Stock, (iii) the distribution to all holders of Common Stock of evidences of the Company's indebtedness or assets (including securities, but excluding cash dividends or distributions paid out of earned surplus), or (iv) the sale of Common Stock at a price, or the issuance of options, warrants or convertible securities with an exercise or conversion price per share less than the higher of the then current Conversion Price or the then current market price (as defined) of the Common Stock (except in connection with the exercise of options or warrants outstanding on the date of this Memorandum and, subject to the restrictions on stock option issuances otherwise described herein, options thereafter granted to employees or officers). No adjustment in the Conversion Price will be required until cumulative adjustments require an adjustment of at least 3% of the Conversion Price, as adjusted. In addition, if the Company fails to declare and pay dividends on the Series A Convertible Preferred Stock within 90 days after a quarterly dividend payment date, the Conversion Price will be reduced by $.50 per share in each instance, but shall not be reduced below the par value of the Common Stock. No fractional shares will be issued upon conversion, but any fractions will be paid in cash on the basis of the then current market price of the Common Stock. Payment of accumulated and unpaid dividends will be made upon conversion to the extent of legally available funds as prescribed by statute. The right to convert the Series A Convertible Preferred Stock will terminate on the date fixed for redemption.

     Redemption

      The Company may, at its option, redeem all, but not less than all, of the shares of Series A Convertible Preferred Stock upon 30 days written notice at any time on or after July 21, 1997, at a redemption price of $10.00 per share, plus accumulated and unpaid dividends, provided the closing sale price of the Common Stock as quoted by the NASDAQ National Market or NASDAQ SmallCap Market, as applicable, or, if not traded thereon, the high bid price as reported by NASDAQ or, if not quoted thereon, the high bid price in the National Quotation Bureau sheet listing of the Common Stock for 20 consecutive trading days ending no more than 10 days prior to the date of notice of the call for redemption is given is at least 137.5% of the Conversion Price then in effect. In addition, on or after July 21, 1998, the Company may redeem all or any portion of the shares of Series A Convertible Preferred Stock at the following per share prices during the 12-month period beginning July 21:

                                     Year              Redemption
                         Price

                                        1998-1999      $10.70
                                        1999-2001      $10.50
                                        2001-2003      $10.30
                                                  2003-thereafter
                                   $10.00

      If  fewer  than all of the outstanding shares of  Series  A
Convertible Preferred Stock are to be redeemed, the shares to be redeemed will be determined pro rata or by lot or in such other manner as prescribed by the Company's Board of Directors.

     Notice of redemption must be mailed to each holder of Series A Convertible Preferred Stock to be redeemed at such holder's last address as it appears upon the Company's registry books at least 30 days prior to the record date of such redemption. On and after the redemption date, dividends will cease to accumulate on shares of Series A Convertible Preferred Stock called for redemption.

     On or after the redemption date, holders of shares of Series A Convertible Preferred Stock which have been redeemed shall surrender their certificates representing such shares to the Company at its principal place of business or as otherwise specified and thereupon the redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof; provided, that a holder of Series A Convertible Preferred Stock may elect to convert such shares into Common Stock at any time prior to the date fixed for redemption. If fewer than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

      From and after the redemption date, all rights of the holders of such shares shall cease with respect to such shares (except the right to receive the redemption price) and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

     Voting Rights

      The holders of the Series A Convertible Preferred Stock are not entitled to vote, except as set forth below and as provided by applicable law. Holders of the Series A Convertible Preferred Stock will not have voting rights except (i) with respect to the creation, authorization or issuance of capital stock ranking senior or in parity with the Series A Convertible Preferred Stock and with respect to certain amendments to the Company's Restated Certificate of Incorporation, (ii) if the Company shall have failed to declare and pay in full the dividends accumulated on the Series A Convertible Preferred Stock for any four quarterly dividend payment periods, in which case holders shall have the right to vote on all matters submitted for vote to stockholders, including the election of the members of the Board of Directors until such time as accumulated dividends have been paid in full,
(iii) in connection with a consolidation into or merger with any corporation, firm or entity, unless (a) the Company is the surviving entity and there is no conversion, exchange or other change of all or any portion of the Common Stock into cash, securities or other property in connection therewith or (b) the merger or consolidation is into a subsidiary of the Company in which there is an exchange of the Common Stock for common stock of the subsidiary of the Company and no other consideration is received in connection therewith, (iv) in connection with any sale, lease or other disposition of all or substantially all of the Company's assets, and (v) as otherwise required by law. In matters in which they are entitled to vote, the holders of the Series A Convertible Preferred Stock shall be entitled to one vote per share and shall vote together as a single class with holders of Common Stock; except that the holders of the Series A Convertible Preferred shall vote separately as a single class with respect to votes pursuant to clause (i) above and otherwise as required by law.

     Liquidation

      In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company before any payment or distribution of the assets of the Company (whether capital, surplus or earnings), or the proceeds thereof, may be made or set apart for the holders of Common Stock or any stock ranking junior to the Series A Convertible Preferred Stock as to liquidation, the holders of Series A Convertible Preferred Stock will be entitled to receive, out of the assets of the Company available for distribution to stockholders, a liquidating distribution of $10.00 per share, plus any accumulated and unpaid dividends. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Convertible Preferred Stock will have no right or claim to any of the remaining assets of the Company. If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the assets of the Company are insufficient to make the full payment of $10.00 per share, plus all accumulated and unpaid dividends on the Series A Convertible Preferred Stock and similar payments on any other class of stock ranking on a parity with the Series A Convertible Preferred Stock upon liquidation, then the holders of the Series A Convertible Preferred Stock and such other shares will share ratably in any such distribution of the Company's assets in proportion to the full respective distribution amounts to which they are entitled. Neither the sale of all or substantially all the property or business of the Company, nor the merger or consolidation of the Company into or with any other corporation shall be deemed to be a dissolution, liquidation, or winding up, voluntary or involuntary, of the Company.

     Miscellaneous

      The Company is not subject to any mandatory redemption or sinking fund provisions with respect to the Series A Convertible Preferred Stock. The holders of Series A Convertible Preferred Stock are not entitled to preemptive rights to subscribe for or to purchase any shares or securities of any class which may at any time be issued, sold or offered for sale by the Company. Shares of Series A Convertible Preferred Stock redeemed or otherwise reacquired by the Company shall be retired by the Company and shall be unavailable for subsequent issuance.

Options and Warrants

      As of January 31, 1996, there are outstanding 2,571,500 Redeemable Class D Common Stock Purchase Warrants (assuming the separation of the 4,903 warrants not yet separated from the Units in which they were originally issued) ("Class D Warrants") (collectively the "Warrants"). Each Class D Warrant entitles the holder to purchase one-sixth of one share of Common Stock at a price of $15.00 per share of Common Stock at any time until September 15, 1996 (unless earlier redeemed by the Company).

      The Class D Warrants are redeemable by the Company at a redemption price of $.06 per Warrant, upon 30 days notice given at any time if the last sale price per share of the Common Stock for 20 consecutive trading days ending not more than 10 days prior to the date notice of redemption is given equals or exceeds 120% of the exercise purchase price therefor (i.e., $18.00). If the Company gives a redemption notice, a holder would be forced either to exercise his Warrant within 30 days of the notice of redemption or accept the redemption price.

      In addition, as of the date of this Memorandum, there were also outstanding 328,831 additional warrants (collectively with the Class D Warrants, the "Warrants") of the Company expiring between May 1996 and December 1998 at exercise prices ranging from $9.00 to $16.20 per share; 15,000 warrants expiring in 1998 may be exercised at the then market price of the Company's common stock.

       The Company agreed with the representative of the underwriters of the 1994 Offering that there would be no extension of the term or reduction of the price of any of the Warrants subsequent to the 1994 Offering without the consent of the such representative.

      The Warrants contain provisions that protect the holders against dilution by adjustment of the exercise price in certain events, such as stock dividends and distributions, stock splits and recapitalizations. The holder of a Warrant will not possess any rights as a stockholder of the Company unless and until such holder exercises the Warrant.

      In addition, the Placement Agent for the Offering will receive, upon the Closing, a number of warrants equal to 25% of the number of shares of Series A Convertible Preferred Stock sold pursuant to this Offering, with each warrant being exercisable into one share of Common Stock at an exercise price of $1 7/8 per share (the then current bid price for the Common Stock on the Nasdaq SmallCap Market at the time of execution of the Letter of Intent between the Placement Agent and the Company).


Shareholders' Rights Plan

      On November 27, 1995, the Board of Directors of the Company declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock of the Company. The dividend is payable to the stockholders of record as of 5:00 P.M., Eastern Standard Time, on December 8, 1995 (the "Record Date"), and with respect to Common Shares issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares") at a price of $9.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), between the Company and Corporate Stock Transfer, Inc. (the "Rights Agent").

       Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates (as hereinafter defined) will be distributed. The Rights will separate from the Common Shares on the earliest to occur of (i) the first date of public announcement that a person or "group" has acquired beneficial ownership of 15% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as hereinafter defined); or (ii) 10 business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person." The first date of public announcement that a person or group has become an Acquiring
Person is the "Shares Acquisition Date." "Disinterested Directors" are directors who are not officers of the Company and who are not Acquiring Persons or their affiliates, associates or representatives of any of them, or any Person who directly or indirectly proposed or nominated as a director of the Company by a Transaction Person (as defined below).

       The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of a summary of rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

      The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M., New York City time, on November 27,
2000, unless earlier redeemed by the Company as described below.

      In the event that any person becomes an Acquiring Person (except pursuant to a Permitted Offer as defined below), each holder of a Right will have (subject to the terms of the Rights Agreement) the right (the "Flip-In Right") to receive upon exercise the number of Common Shares, or, in the discretion of the Board of Directors, of one one-thousandths of a Preferred Share (or, in certain circumstances, other securities of the Company) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. A "Permitted Offer" is a tender or exchange offer for all outstanding Common Shares which is at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by a majority of Disinterested Directors to be adequate (taking into account all factors that such Disinterested Directors deem relevant) and otherwise in the best interests of the Company, its stockholders and its other relevant constituencies (other than the person or any affiliate or associate thereof on whose basis the offer is being made) taking into account all factors that such directors may deem relevant.

       In the event that, at any time following the Share Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Company's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or, if in such transaction all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring company having a value equal to two times the exercise price of the Right.

       The Purchase Price payable, and the number of one-thousandths of a Preferred Share or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into
Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

       The Purchase Price is also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional one-thousandths of a Preferred Share will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day price to the date of exercise.

      Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend per share of 1000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $1.00 per share; thereafter, and after the holders of the Common Shares receive a liquidation payment of $0.001 per share, the holders of the Preferred Shares and the holders of the Common Shares will share the remaining assets in the ratio of one thousand to 1 (as adjusted) for each Preferred Share and Common Share so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive one thousand times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. In the event that the amount of accrued and unpaid dividends on the Preferred Shares is equivalent to at least six full quarterly dividends, the holders of the Preferred Shares shall have the right, voting as a class, to elect two directors in addition to the directors elected by the holders of the Common Shares until all cumulative dividends on the Preferred Shares have been paid through the last quarterly dividend payment date or until non-cumulative dividends have been paid regularly for at least one year.

      At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Company may redeem the rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board of Directors. Additionally, the Company may redeem the then outstanding Rights in whole but not in part, at the Redemption Price after the triggering of the Flip-in Right and before the expiration of any period during which the Flip-in Right may be exercised in connection with a merger or other business combination transaction or series of transactions involving the Company in which all holders of Common Shares are treated alike but not involving a Transaction Person (as defined below). Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      In the event that a majority of the Board of Directors of the Company serving following a meeting of stockholders or stockholder action by written consent are not nominated by the Board of Directors serving immediately prior to such meeting or action, then for 365 days following such meeting or action the Rights may not be redeemed if such redemption is reasonably likely to facilitate a combination or sale of assets or earning power (a "Transaction") with an Acquiring Person or affiliate or associate thereof who has directly or indirectly proposed or nominated a member of the Board who is in office at the time the Transaction is being considered (a "Transaction Person"). The
Rights may not be redeemed thereafter if during such 365 day period the Company enters into any agreement reasonably likely to facilitate a Transaction with a Transaction Person and the redemption is reasonably likely to facilitate a Transaction with a Transaction Person.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Company, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

Section 203 of the Delaware General Corporation Law

       Section 203 of the Delaware General Corporation Law prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to such date the business combination or the transaction that resulted in the stockholder becoming an interested stockholder is approved by the Board of Directors of the corporation, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock, or (iii) on or after such date the business combination is approved by the Board of Directors and by the affirmative vote of at least 66-2/3% of the outstanding voting stock that is not owned by the interested stockholder. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the stockholder. An "interested stockholder" is a person, who, together with affiliates and associates, owns (or within three years, did own) 15% or more of the corporation's voting stock.

Transfer Agent, Registrar And Warrant Agent

      Corporate  Stock  Transfer, Inc., 370  Seventeenth  Street,
Suite 2350, Denver, Colorado 80202, is transfer agent and registrar for the Common Stock and the Series A Convertible
Preferred Stock.


             CERTAIN UNITED STATES TAX CONSEQUENCES
                  TO NON-UNITED STATES HOLDERS


          The following is a general discussion of certain United States federal income and estate tax consequences of the acquisition, ownership and disposition of Series A Convertible Preferred Stock and Common Stock by a holder who is not a United States person (a "Foreign Holder"). For these purposes, "United States person" means a citizen or resident (as specifically defined for United States federal income and estate tax purposes) of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust the income of which is subject to United States federal income taxation regardless of its source. The discussion does not address the particular facts and circumstances of each Foreign Holder's situation. Foreign Holders are urged to consult their own tax advisors with respect to the United States federal income and estate tax consequences of acquiring, holding and disposing of Series A Convertible Preferred Stock and Common Stock, as well as any tax consequences arising under the laws of any state, municipality or other taxing jurisdiction.

           Dividends. In general, dividends paid to a Foreign Holder will be subject to United States withholding tax at a 30% rate, or a lower rate prescribed by an applicable tax treaty, unless the dividends are effectively connected with a trade or business carried on by the Foreign Holder within the United States. To determine the applicability of a tax treaty providing for a lower rate of withholding, dividends paid to an address in a foreign country are presumed under current Treasury regulations to be paid to a resident of that country. Treasury regulations proposed in 1984 would, if adopted in final form, require Foreign Holders to file certain forms to obtain the benefit of any applicable tax treaty providing for a lower rate of withholding tax on dividends. Such forms would have to contain the name and address of the holder and an official statement by the competent authority of the holder's country of residence attesting to the holder's status as a resident thereof. Dividends effectively connected with a trade or business carried on by the Foreign Holder within the United States generally will not be subject to withholding if the Foreign Holder files Internal Revenue Service Form 4224 with the payor of the dividend and will generally be subject to United States federal income tax at regular rates. In the case of a Foreign Holder that is a corporation, such effectively connected income may be subject to the branch profits tax which is generally imposed on a foreign corporation on the repatriation from the United States of effectively connected earnings and profits. The branch profits tax may not apply if the recipient is a qualified resident of one of certain countries with which the United States has an income tax treaty.

           Gain on Disposition. Generally, a Foreign Holder will not be subject to United States federal income tax on any gain realized upon the disposition of shares of Series A Convertible Preferred Stock or Common Stock unless (i) the Company is or has been during certain periods a "U.S. real property holding corporation" for federal income tax purposes and, assuming that the Series A Convertible Preferred Stock or Common Stock is "regularly traded on an established securities market" for tax purposes, the Foreign Holder held, directly or indirectly at any time during the five-year period ending on the date of disposition (or such shorter period that such shares were held), more than 5% of the Series A Convertible Preferred Stock or Common Stock, (ii) the gain is effectively connected with a trade or business carried on by the Foreign Holder within the United States, (iii) the Foreign Holder is an individual who has a tax home (as specifically defined for United States federal income tax purposes) in the United States, holds the Series A Convertible Preferred Stock or Common Stock as a capital asset and is present in the United States for 183 days or more in the taxable year of the disposition, or (iv) the Foreign Holder is subject to tax pursuant to the provisions of United States tax law applicable to certain United States expatriates.

           Redemption of Series A Convertible Preferred Stock. A redemption of shares of Series A Convertible Preferred Stock by the Company for cash will be treated as a distribution taxable as a dividend to redeeming stockholders to the extent of the Company's current or accumulated earnings and profits unless the redemption (a) results in a "complete termination" of the stockholder's interest in the Company (within the meaning of section 302(b)(3) of the United States Internal Revenue Code of 1986, as amended (the "Code")), (b) is "substantially disproportionate" (within the meaning of section 302(b)(2) of the
Code) with respect to the holder, or (c) is "not essentially equivalent to a dividend" (within the meaning of section 302(b)(1) of the Code). Based on a published ruling of the Internal Revenue Service, the redemption of a stockholder's Series A Convertible Preferred Stock for cash will be treated as "not essentially equivalent to a dividend" if, taking into account the constructive ownership rules, (1) the stockholder's relative stock interest in the Company is minimal, (2) the stockholder exercises no control over the Company's affairs and
(3) there is a reduction in the holder's proportionate interest in the Company. In determining whether any of these tests has been met, shares considered to be owned by the holder by reason of the constructive ownership rules set forth in section 318 of the Code, as well as shares actually owned, will be taken into account. The Company will withhold United States federal income tax at a rate of 30% from gross redemption proceeds paid to Foreign Holders, unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business by the Foreign Holder within the United States. In order to claim an exemption from withholding on the ground that gross proceeds are effectively connected with the conduct of a trade or business within the United States, the Foreign Holder must deliver to the Company a properly executed Internal Revenue Service Form 4224. A Foreign Holder may be eligible to file for a refund of such tax or a portion of such tax if such Foreign Holder (i) meets the "complete termination", "substantially disproportionate", or "not essentially equivalent to a dividend" tests described above, (ii) is entitled to a reduced rate of withholding pursuant to a treaty and the Company withheld at a higher rate, or (iii) is otherwise able to establish that no tax or a reduced amount of tax was due.

          Conversion of Series A Convertible Preferred Stock into Common Stock. No gain or loss will generally be recognized upon conversion of shares of Series A Convertible Preferred Stock into shares of Common Stock, except with respect to any cash paid in lieu of fractional shares of Common Stock. Additionally, if the conversion takes place when there is a dividend arrearage on the Series A Convertible Preferred Stock and the fair market value of the Common Stock exceeds the issue price of the Series A
Convertible Preferred Stock, a portion of the Common Stock received might be treated as a taxable dividend distribution.

          Adjustment of Conversion Price. Holders of convertible preferred stock may be deemed to have received constructive distributions where the conversion ratio is adjusted to reflect property distributions with respect to stock into which such preferred stock is convertible. Adjustments to the conversion price made pursuant to a bona fide reasonable adjustment formula which has the effect of preventing the dilution of the interest of the holders of the preferred stock, however, will generally not be considered to result in a constructive distribution of stock. Certain of the possible adjustments provided in the Series A Convertible Preferred Stock may not qualify as being pursuant to a bona fide reasonable adjustment formula. If such adjustments were made, the holders of Series A Convertible Preferred Stock might be deemed to have received constructive distributions taxable as dividends.

           Federal Estate Tax. Shares of Series A Convertible Preferred Stock or Common Stock owned or treated as owned by an individual who is not a citizen or resident of the United States at the time of death will be includable in the individual's gross estate for United States federal estate tax purposes, unless an applicable tax treaty provides otherwise, and may be subject to United States federal estate tax. Estates of non-resident aliens are generally allowed a statutory credit which has the effect of offsetting the United States federal estate tax imposed on the first $60,000 of the taxable estate.

          Dividend Reporting and Backup Withholding Requirements. The Company must report annually to the Internal Revenue Service and to each Foreign Holder the amount of dividends paid to, and the tax withheld with respect to, each Foreign Holder. These reporting requirements apply regardless of whether withholding was reduced by an applicable tax treaty. Under the provisions of a specific treaty or agreement, copies of these information returns may also be made available to the tax authorities in the country in which the Foreign Holder resides. United States backup withholding tax (which generally is a withholding tax imposed at the rate of 31% on certain payments to persons that fail to furnish the information required under the United States information reporting requirements) will generally not apply to dividends paid on the Series A Convertible Preferred Stock or Common Stock to a Foreign Holder at an address outside the United States.

           The payment of the proceeds from the disposition of shares of Series A Convertible Preferred Stock or Common Stock to or through a United States office of a broker will be subject to information reporting and backup withholding unless the owner certifies under penalties of perjury its status as a Foreign Holder, or otherwise establishes an exemption. The payment of the proceeds from the disposition of shares of Series A Convertible Preferred Stock or Common Stock to or through a non-U.S. office of a non-U.S. broker will generally not be subject to backup withholding and information reporting. However, in the case of the payment of proceeds from the disposition of shares of Series A Convertible Preferred Stock or Common Stock through a non-U.S. office of a broker that is a United States person or a "U.S. related person," existing regulations require information reporting on the payment unless the broker has documentary evidence in its files that the owner is a Foreign Holder and the broker has no actual knowledge to the contrary. For this purpose, a "U.S. related person" is (i) a "controlled foreign corporation" for United States federal income tax purposes, or
(ii) a foreign person 50% or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment is derived from activities that are effectively connected with the conduct of a United States trade or business. Any amounts withheld under the backup withholding rules from a payment to a Foreign Holder will be refunded (or credited against that Foreign Holder's United States federal income tax liability, if any) provided that the required information is furnished to the Internal Revenue Service.


                     AVAILABLE INFORMATION

      The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy and information statements and other information with the Commission. Such reports, statements and other information may be inspected and copied at the public reference facilities maintained by the Commission in the United States at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: New York Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048; and Chicago Regional Office, CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511. Copies of such material may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Convertible Preferred Stock and Common Stock are currently quoted on the NASDAQ SmallCap Market. In addition, the Common Stock is quoted on the Chicago Stock Exchange. Reports and other information concerning the Company may also be inspected at the Records Department of the NASDAQ Stock Market, 1735 K Street, N.W., Washington, D.C. 20006 U.S.A.
                      OFFSHORE SECURITIES
                     SUBSCRIPTION AGREEMENT



Family Bargain Corporation
315 East 62nd Street
New York, New York  10021

Ladies and Gentlemen:

           1. Pursuant to the terms of the offer made by Family Bargain Corporation (the "Company") contained in the Company's Confidential Private Offshore Offering Memorandum dated March 6, 1996 (said Memorandum, including the exhibits and attachments thereto (including the Exhibits contained in the preliminary version of the Memorandum dated February 16, 1996 (the "Preliminary Memorandum")), being hereinafter called the "Memorandum"), the undersigned hereby tenders this subscription and applies for the purchase of the number of shares (the "Investment Shares") set forth on the signature page of this Agreement for Series A 9-1/2% Cumulative Convertible Preferred
Stock of the Company, at a purchase price set forth in the Memorandum. Together with this Subscription Agreement, the undersigned is delivering to Commonwealth Associates as placement agent for the Company (the "Placement Agent"), a check payable to "Commonwealth Associates as Placement Agent for Family Bargain Corporation" in the full amount of the purchase price for the Investment Shares which the undersigned is subscribing for pursuant hereto or funds by wire transfer as instructed by the Placement Agent. Unless defined herein, all terms used herein shall have the meaning given to them in the Memorandum.

           2.    Representations  and Warranties.   In  order  to
induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

                (i) The undersigned understands that the offer and sale of the Investment Shares is being made by means of the Memorandum, acknowledges receipt of the Memorandum (including the Preliminary Memorandum and the Exhibits contained therein) and represents that except for the Memorandum, the undersigned has not been furnished with any other materials or literature relating to the offer and sale of the Investment Shares, he has read, is familiar with and understands the Memorandum and is aware of the substantial risk associated with an investment in the Investment Shares, including but not limited to, those risks set forth under the caption "Risk Factors" in the Memorandum;

                 (ii) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering to which the Memorandum relates, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

                (iii)  The  undersigned has  such  knowledge  and
     expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Investment Shares. The undersigned is able to bear the economic risk of losing the entire investment in the Investment Shares. The undersigned is not relying on the Company with respect to tax and other economic considerations of an investment in the Investment Shares, and, in this regard, the undersigned has relied on the advice of, or consulted with, only the undersigned's advisors;

                (iv) Except as set forth in the Memorandum, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than that contained in the Memorandum and the results or independent investigation by the undersigned;

                (v) The undersigned understands that (A) the Investment Shares have not and will not be registered under the Act or the securities laws of any state and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act ("Regulation S") or pursuant to an exemption from the registration requirements of the Act; (B) the Company is under no obligation to register the Investment Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (C) the certificates for Investment Shares may bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof. Terms used in this paragraph have the meanings given to them by Regulation S.

                (vi) The offer to sell the Investment Shares  was
     made to the undersigned outside of the United States and  at
     the   time  this  letter  was  prepared  and  executed,  the
     undersigned was located outside of the United States.

                (vii) The undersigned is not a "U.S. Person" nor located in the "United States" and is not purchasing the Investment Shares for the account or benefit of a U.S.
     Person, as those terms are defined in Regulation S.

                (viii) The undersigned has not offered, sold or entered into any transaction (e.g., the purchase of any put or sale of any call) involving the sale or potential sale of any Common Stock or Series A Preferred Stock of the Company (including the Investment Shares) in the United States or to any U.S. Person; except for any such offer, sale or transaction made or entered into prior to February 16, 1996 (the date of the Preliminary Memorandum).

                (ix) The undersigned agrees that prior to the expiration of a 40-day period commencing on the final closing date of this Offering, the undersigned will not offer, sell or contract to sell, any shares of Common Stock or Series A Preferred Stock of the Company (including the Investment Shares), or enter into any transaction (e.g. the purchase of any put or sale of any call) involving the sale or potential sale of such Common Stock or Series A Preferred Stock in the United States, or to U.S. persons.

                (x) Without the prior written consent of the Placement Agent, the undersigned will not sell, offer to sell, solicit an offer to buy, contract to sell, make any short sale, pledge, grant any option to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Investment Shares for a period of ninety (90) days after the date of the Closing of the Offering;

               (xi) We are familiar with and understand the terms and conditions contained in Regulation S.

                 (xii) There have been no "directed selling efforts" (as is defined in Section 902 of Regulation S) relating to the undersigned.

                (xiii) The undersigned understands that the Investment Shares shall be held in escrow during the 40 days following the Closing by an escrow agent in the form of a global certificate consisting of all of the shares sold in the Offering, and that the Company shall send to the undersigned on the first business day following such 40-day period a certificate representing the Investment Shares;

               (xiv) The undersigned is acquiring the Investment Shares solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof, and will only resell or redistribute them in compliance with Regulation S;

                (xv) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

                 (xvi) The address set forth below is the undersigned's true and correct residence, and the undersigned has no present intention of becoming a resident of any other jurisdiction. (If a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below and was not organized for the specific purpose of subscribing to the offerings of Investment Shares);

                  (xvii) The undersigned understands and acknowledges that the Placement Agent makes no representations or warranties as to the accuracy or completeness of the information contained in the Memorandum;

                (xviii)   The undersigned has carefully  reviewed
     the jurisdictional notices of this Subscription Agreement and agrees to abide by any restrictions contained therein applicable to the undersigned;

                (xix) The undersigned understands that no agency of any state or country has approved or disapproved the Investment Shares, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Investment Shares for investment.

          3. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid and all funds remitted by the undersigned shall be returned by the Placement Agent to the undersigned without interest.

           4. The undersigned understands that the Company may, in its sole discretion, reject this subscription and, in the event that the offering to which the Memorandum relates is oversubscribed, offer partial Investment Shares or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

           5. The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company in connection with this transaction. All representations, warranties and covenants of the undersigned shall survive the delivery of the Subscription Agreement and the purchase by the undersigned of the Investment Shares.

          6. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

           7. This Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the Undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein (except that as to matters of internal corporate affairs of the Company, the Delaware General Corporation Law shall govern) and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and its respective heirs, legal representatives, successors and permitted assigns.

            8. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

           9. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page hereof; and if to the Company, to Family Bargain Corporation, 315 East 62nd Street, New York, New York 10021,
Attention: President, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

           10. The undersigned agrees that it is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder unless at the time of such cancellation, termination or revocation this Subscription Agreement has not been accepted by the Company. This Subscription Agreement may be executed in one or more counterparts.

          11. The undersigned agrees that without the consent of the Company the undersigned will not reproduce the Memorandum or use the Memorandum for any purpose other than an evaluation of a potential investment in the Investment Shares.

           12. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the agreement.


                     JURISDICTIONAL NOTICES

NOTICE TO RESIDENTS OF ALL JURISDICTIONS:

           THE  INVESTMENT SHARES HAVE NOT BEEN AND WILL  NOT  BE
REGISTERED UNDER THE ACT. THE INVESTMENT SHARES MAY NOT BE OFFERED, SOLD OR REDELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE INVESTMENT SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. THE INVESTMENT SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION IN ANY JURISDICTION OR ANY REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION IN THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FOR GREAT BRITAIN RESIDENTS ONLY:

           NO PERSON MAY OFFER OR SELL THESE INVESTMENT SHARES IN GREAT BRITAIN BY MEANS OF ANY DOCUMENT EXCEPT TO PERSONS WHOSE ORDINARY BUSINESS IT IS TO BUY OR SELL SECURITIES, WHETHER AS PRINCIPAL OR AGENT (EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC WITHIN THE MEANING OF THE COMPANIES ACT OF 1985 OF GREAT BRITAIN) AND, UNLESS -SUCH PERSON IS A PERSON PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF GREAT BRITAIN, IT WILL NOT DISTRIBUTE THE OFFERING CIRCULAR AND ANY OTHER OFFERING MATERIAL IN RESPECT OF ANY PROPOSED OFFER OR SALE OF THESE INVESTMENT SHARES IN OR FROM GREAT BRITAIN OTHER THAN TO PERSONS WHOSE BUSINESS INVOLVES THE ACQUISITION AND DISPOSAL, OR THE HOLDING, OF SECURITIES, WHETHER AS PRINCIPAL OR AS AGENT.


FOR RESIDENTS OF ONTARIO, CANADA ONLY:

            THE MEMORANDUM CONSTITUTES AN OFFERING OF THE SECURITIES DESCRIBED THEREIN ONLY IN THOSE JURISDICTIONS AND TO THOSE PERSONS WHERE AND TO WHOM THEY MAY BE LAWFULLY OFFERED FOR SALE, AND THEREIN ONLY BY PERSONS PERMITTED TO SELL SUCH SECURITIES. THE MEMORANDUM IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, AN ADVERTISEMENT OR A PUBLIC OFFERING OF THE SECURITIES DESCRIBED THEREIN IN CANADA. NO SECURITIES COMMISSION OR SIMILAR AUTHORITY IN CANADA HAS REVIEWED OR IN ANY WAY PASSED UPON THE MEMORANDUM OR THE MERITS OF THE SECURITIES DESCRIBED THEREIN, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

           IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of March, 1996.
                         SIGNATURE PAGE
                   (Please fill out in full)

Organization Signature:            Individual Signature:


Print Name of Subscriber


By:
                                   Signature(s)


     Print Name and Title of       Print Name(s)
     Person Signing

Number  of  Shares  Subscribed
for:
                                   $
Total Purchase Price:              (minimum of $100,000)

     (All Subscribers should please print information below
            exactly as you wish it to appear in the
                    records of the Company)


Name and capacity in which         Social Security Number of
subscription is made               Individual or other Taxpayer
                                   I.D. Number

Address (Required)                 Address    for   notices    if
                                   different:

Number and Street
                                   Number and Street


City            State/Province
                                   City            State/Province


County             Postal Code
                                   County             Postal Code

Please  check the box to indicate form of ownership (if applicabl
e)
     TENANTS-IN-COMMON n             JOINT TENANTS WITH RIGHT n
(Both parties must sign above)            OF SURVIVORSHIP
                                   (Both parties must sign above)
                   ACCEPTANCE OF SUBSCRIPTION

                   FAMILY BARGAIN CORPORATION


           The foregoing subscription by ________________ is hereby accepted by Family Bargain Corporation, this ____ day of March, 1996, for ____ shares, at an aggregate purchase price of $________.


                  FAMILY      BARGAIN      CORPORATION



                                        By:
                                        Name:
                                        Title:

                    CONTINGENT REGISTRATION
                        RIGHTS AGREEMENT

           AGREEMENT, between the person whose name and address appear on the signature page attached hereto (individually, a "Holder" or collectively with the holders of the other Shares, as defined below, issued in the offering, the "Holders") and Family Bargain Corporation, a Delaware corporation having its principal place of business at 315 East 62nd Street, New York, New York 10021 (the "Company").

          WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing f rom the Company up to 766,000 Shares of Series A 9-1/2% Cumulative Convertible Preferred Stock (the "Shares"), each Share convertible, at the option  of the Holder thereof, to shares of Common Stock  in  the
Company (the "Common Stock"), upon the terms and subject to the conditions set forth in the Confidential Private Offering Memorandum of the Company dated March 6, 1996 (the "Memorandum"); and

           WHEREAS, the Company desires to grant to the Holder, effective under certain circumstances, the registration rights set forth herein with respect to the shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares").

           NOW, THEREFORE, the parties hereto, intending to be legally bound, mutually agree as follows.


           1. Registrable Securities. As used herein the term "Registrable Security" means each of the Conversion Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Conversion Shares; provided, however, that, with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Act"), and disposed of pursuant thereto, (ii) registration under the Act is no longer required for the immediate public sale of such security, or (iii) it has ceased to be outstanding. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

          2. Demand Registration. If, at any time following the date 40 days after the closing date of the offering, in the reasonable opinion of Dewey Ballantine, counsel to Commonwealth Associates, the placement agent for the Shares, there shall be a change in the Act or other laws of the United States or in rules or regulations promulgated by the Securities and Exchange Commission under the Act or other laws of the United States, which change results in a requirement that the Holders must register the Registrable Securities in order to sell them publicly without restriction in the United States (the "Triggering Event"), then following the Triggering Event, Holders of at least 25% of the Registrable Securities (the "Demand Holders") shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on not more than two (2) occasions within the five (5) years following such change in law (the second such demand not to be sooner than one (1) year following the first such demand), at the sole expense of the Company, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Demand Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale for nine (9) consecutive months by the Demand Holders or until such earlier time as all of the shares for which registration was requested have been sold.

          The Company covenants and agrees to give written notice of any registration request under this Section 2 by the Demand Holders to all other registered Holders of the Registrable Securities within ten (10) days from the date of the receipt of any such registration request. After receiving notice from the Company as provided in this Section 2, any Holder of the Registrable Securities may request the Company to include their respective Registrable Securities in the registration statement to be filed pursuant to this Section by notifying the Company of their decision to include such securities within ten (10) days of their receipt of the Company notice.

           3. Piggyback Registration. At any time following the Triggering Event the Company shall prepare and file a new registration statement under the Act (other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), with respect,to a public offering of equity securities or securities convertible into equity securities of the Company, or of any such securities of the Company held by its shareholders, the Company will include in any such registration statement such information as may be required to permit a public offering of the Registerable Securities by the Holder or Holders or include in any such registration statement such number of Registerable
Securities as may be requested by such Holder or Holders, provided that at least one-third of the total number of Registrable Securities is included in the registration statement. The Company will give written notice by registered mail, at least fifteen (15) business days prior to the filing of each such registration statement, to the Holder or Holders of the Registrable Securities of its intention to do so. If the
Holder or Holders of the Registrable Securities notify the Company within eight (8) business days after receipt of any such notice of its or their desire to include any Registrable Securities in such proposed registration statement, the Company shall afford the Holder or Holders the opportunity to have any such Registrable Securities registered under such registration statement at the Company's sole cost and expense. At any time until the registration statement becomes effective, the Company may elect to not file the registration statement or to withdraw the registration statement for any reason.

            If a piggyback registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely-affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares requested to be included by each such holder.

            If a piggyback registration is an underwritten registration on behalf of holders of the Company' s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration the securities requested to be included in such registration, pro rata among the holders of all securities included in the registration on the basis of the number of shares requested to be included by each such holder.

           4. Additional Terms. The following provisions shall be applicable to any Registration Statement filed pursuant to Sections 2 or 3 of this Agreement:

               (a) The Company will use its best efforts, if any stop order shall be issued by the Commission in connection with the Registration Statement therewith, to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to the offering of Registrable Securities pursuant to the Registration Statement, as shall be reasonably requested by the Holder to permit the Holder to make a public sale of his or her Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company in a timely manner such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

                (b) The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that the Holder shall be solely responsible for the fees and expenses of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by the Holder pursuant thereto.

               (c)  The Company shall indemnify and hold harmless
the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities incurred by the Holder and caused by any untrue statement of a material fact contained in the Registration Statement, any post-effective amendment to such Registration Statement, or any prospectus included therein required to be filed or furnished by reason of this Agreement (unless cured by an amendment or supplement to the prospectus delivered to the Holder prior to the sales of the Registrable Securities that are subject to a claimed right of indemnification) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless cured by an amendment or supplement to the prospectus delivered to the Holder prior to the sales of the Registrable securities that are subject to a claimed right of indemnification), except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by a Holder or underwriter for use therein; which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obligated to so indemnify the Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall, prior to the effective date of the Registration Statement, agree in writing to indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

          (d) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

           (e) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell the Holder's Registrable Securities or to exercise the conversion of the Holder's Shares to Common Stock.

           (f) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Holder's Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

          (g) Holder agrees to cooperate with the Company and to complete any documentation reasonably, requested by the Company which is necessary to prepare the Registration Statement.

          5.   Governing Law.

           (a) This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect, and in all other respects by the internal laws of the State of New York.

           (b) The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company or such Holder may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or the Holder mailed by certified mail to the Company's or, as the case may be, the Holder's address shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding.

          6. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

           7. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

           8. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          9. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

          If to the Holder, to the Holder's address set forth on the signature page of this Agreement.

           If to the Company, to the address set forth on the first page of this Agreement.

            10.   Binding  Effect;  Benefits.   The
Holder   may   not   assign  the  Holder's   rights
hereunder.   This  Agreement  shall  inure  to  the
benefit of, and be binding upon, the parties hereto
and  their respective heirs, legal representatives,
successors  and permitted assigns.  Nothing  herein
contained,  express  or  implied,  is  intended  to
confer  upon  any  person other  than  the  parties
hereto   and   their   respective   heirs,    legal
representatives,  successors  and  such   permitted
assigns, any rights or remedies under or by reason of this Agreement.

           11.   Headings.  The headings  contained
herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

           12.  Severability. Any provision of this
Agreement  which  is held by a court  of  competent
jurisdiction  to be prohibited or unenforceable  in
any    jurisdictions   shall   be,   as   to   such
jurisdictions,  ineffective to the extent  of  such
prohibition     or     unenforceability     without
invalidating  the  remaining  provisions  of   this
Agreement    or   affecting   the    validity    or
enforceability of such provision in any other jurisdiction.

            IN  WITNESS WHEREOF, this Agreement has
been  executed and delivered by the parties  hereto
this    day of March, 1996.


FAMILY BARGAIN CORPORATION


                              By:
                              Name:
                              Title:


                              HOLDER




                              Signature(s)

                              Print Name


                              Address:







Company Contact:                             Investor Relations Contact:
John  A. Selzer                                John Nesbett, ext. 101
Chief  Executive Officer                       212-838-3777
212-980-9670


FAMILY BARGAIN CORPORATION ANNOUNCES THIRD QUARTER
    AND NINE MONTHS RESULTS AND NOVEMBER SALES


     NEW YORK, NY, NOVEMBER 30, 1995 -- FAMILY
BARGAIN CORPORATION (Nasdaq Symbol: FBAR, Nasdaq
Preferred Symbol: FBARP) today announced financial results for the third quarter and nine months ended
October 28, 1995, and November sales.
     Revenues for the third quarter ended October
28, 1995 increased 20% to $47,322,000 from
$39,370,000 reported for the comparable 1994 period. Operating income for the third quarter was $2,591,000 compared to operating income of $1,712,000 for the comparable 1994 period. Net income from continuing operations was $1,739,000 for the quarter compared to $1,159,000 for the 1994 period. Income per share from continuing operations after preferred dividends for the third quarter was $979,000, or $0.24 per share, compared to $399,000, or $0.10 for the comparable 1994 period.
     Revenues for the nine months ended October 28, 1995 increased 16% to $115,672,000 from $99,392,000 reported for the comparable 1994 period. Operating income for the nine months was $251,000 compared to operating income of $1,447,000 for the comparable
1994 period. Net income from continuing operations was a loss of $2,051,000 for the nine months compared to a loss of $740,000 for the 1994 period.
Income per share from continuing operations after preferred dividends for the nine months was a loss of $4,331,000, or $1.08 per share, compared to a loss of $1,913,000, or $0.48 for the comparable
1994 period.


FAMILY BARGAIN CORPORATION
Page 2

     The results for the third quarter and the nine months do not include the results of Factory 2-U, since Family Bargain's acquisition of
Factory 2-U was completed in November.
     John A. Selzer, Chief Executive Officer of
Family Bargain, said, "We are encouraged by our third quarter results. After an extremely difficult first quarter, we implemented an action plan to improve our performance. Our actions included the promotion of Bill Mowbray to the presidency of our operating subsidiary, changes in advertising, improving our inventory turn and refocusing ourselves on providing our customers first quality clothing at bargain prices. Our actions resulted in modest improvements during the second quarter. We believe the third quarter performance, which reflects a substantial improvement over last year, shows the achievements of our action plan and postures the Company advantageously for the fourth quarter and beyond."
     Family Bargain also announced that its
November sales were $17.1 million versus $15.6 million reported for November of the prior year, a 9.4% increase. The November results include sales from the Company's Factory 2-U stores as of November 11, the date following the completion of the Factory 2-U acquisition. November comparable store sales (sales for stores operating both this year and last year) decreased 4.4%.
     Year to date sales through November were $132.3 million compared to $109.5 million reported for the first ten months of the prior year, a 20.8%
increase. Comparable store sales increased by 1.0% for the fiscal year to date.
     Family Bargain Corporation operates 133
'Family Bargain Center' and 'Factory 2-U' off-price retail stores which sell primarily first quality clothing for men, women and children, and household goods at prices which generally are significantly lower than the prices offered by its competitors.
Stores are located in California, Arizona, New
Mexico, Washington, Nevada, Texas and Oregon.
                       more -

    FAMILY BARGAIN CORPORATION AND SUBSIDIARIES
       Consolidated Statements of Operations
                    (unaudited)

                             For the Three Months For the Nine Months
                                  Ended October       Ended October
                                  1995       1994      1995      1994

Net sales                 $ 47,322,000$ 39,370,000$ 115,672,000$ 99,392,000
Cost of sales               30,393,000  25,915,000   76,178,000  65,597,000

 Gross profit               16,929,000  13,455,000   39,494,000  33,795,000

General and administrative
  expenses                  14,338,000  11,743,000   39,243,000  32,348,000

 Operating income (loss)     2,591,000   1,712,000      251,000   1,447,000

Interest                       852,000     553,000    2,302,000   2,187,000

Income (loss) from           1,739,000   1,159,000   (2,051,000)   (740,000)
  continued operations
Income (loss) from                   0    (151,000)         0      (408,000)
  discontinued operations
Extraordinary   gain                 -           -          -     5,744,000

Net income                 $ 1,739,000$  1,008,000$(2,051,000)$   4,596,000

Preferred stock dividends      760,000    760,000   2,280,000     1,173,000

Earnings per share - Primary:
 Continuing operations            0.24$        0.10$     (1.08)$     (0.48)$
 Discontinued operations             0        (0.04)         0       (0.10)
 Extraordinary gain                  -            -          -        1.43
 Earnings  (loss) per  share      0.24$        0.06$     (1.08)$      0.85$

Earnings per share - Fully Diluted:
 Continuing operations            0.14$        0.10$     (1.08)$     (0.11)$
 Discontinued operations             0        (0.04)         0       (0.06)
 Extraordinary gain                  -            -          -        0.86
 Earnings  (loss) per  share      0.14$        0.06$     (1.08)$      0.69$

Weighted average number of
 Common shares outstanding:
    Primary                  4,008,311     4,008,311   4,008,311 4,008,311
    Fully diluted           12,008,311     4,008,311   4,008,311 6,674,978






Company Contact:                              Investor Relations Contact:
John A. Selzer                                John Nesbett, ext. 101
Chief Executive Officer                       212-838-3777
212-980-9670


      FAMILY BARGAIN CORPORATION ANNOUNCES DECEMBER SALES


      NEW  YORK,  NY,  JANUARY 4,  1996  --  FAMILY
BARGAIN  CORPORATION (Nasdaq Symbol:  FBAR,  Nasdaq
Preferred  Symbol:  FBARP)  today  announced   that
December  sales  were  $37.3 million  versus  $25.3
million reported for December of the prior year,  a
47.1%   increase.    Year-to-date   sales   through
December  were  $170.1 million compared  to  $140.4
million  reported for the same period of the  prior
year,  a  21.1% increase.  December results include
the sales of the 31 Factory 2-U stores acquired  by
Family Bargain on November 14, 1995.
      December  comparable store sales  (sales  for
stores operated by Family Bargain Corporation  both
this  year and last year, thereby excluding Factory
2-U)   increased  9.2%.   Comparable  store   sales
increased by 2.4% for the fiscal year-to-date.
       Family  Bargain  Corporation  operates   131
'Family Bargain Center' and 'Factory 2-U' off-price retail stores which sell primarily first quality clothing for men, women and children, and household goods at prices which generally are significantly lower than the prices offered by its competitors.
Stores  are  located  in California,  Arizona,  New
Mexico, Washington, Nevada, Texas and Oregon.

                       # # #





Company Contact:                             Investor Relations Contact:
John A. Selzer                               John Nesbett, ext. 101
Chief Executive Officer                      212-838-3777
212-980-9670


       FAMILY BARGAIN CORPORATION ANNOUNCES JANUARY SALES

  -January Comparable Store Sales Increase 10.9%-

      NEW  YORK,  NY,  FEBRUARY 8, 1996  --  FAMILY
BARGAIN  CORPORATION (Nasdaq Symbol:  FBAR,  Nasdaq
Preferred  Symbol:  FBARP)  today  announced   that
January sales were $9.7 million versus $6.3 million
reported  for  January of the prior year,  a  53.9%
increase.  January sales reflect the addition of 29
Factory  2-U stores acquired by Family  Bargain  on
November 14, 1995.  January comparable store  sales
(sales   for  stores  operated  by  Family  Bargain
Corporation  both this year and last year,  thereby
excluding Factory 2-U) increased 10.9%.
      Sales  for  the  full year ended  January  27
(including   Factory  2-U)  were   $179.9   million
compared to $146.5 million reported for the year, a
22.8%  increase. Comparable store sales  (excluding
Factory 2-U) increased by 2.8% for the fiscal year.
       Family  Bargain  Corporation  operates   131
'Family Bargain Center' and 'Factory 2-U' off-price retail stores which sell primarily first quality clothing for men, women and children, and household goods at prices which generally are significantly lower than the prices offered by its competitors.
Stores  are  located  in California,  Arizona,  New
Mexico, Washington, Nevada, Texas and Oregon.

                       # # #